                                    GLENMEDE

                            THE GLENMEDE FUND, INC.
                            THE GLENMEDE PORTFOLIOS

                                 ANNUAL REPORT
                                OCTOBER 31, 2001

    The performance for each of the portfolios shown on pages 4 to 15 represents past performance and is not a guarantee of future results. A portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than their original cost. An investment in a portfolio is neither insured nor guaranteed by the US Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or bank. The yields of money market funds will fluctuate as market conditions change. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

     THE GLENMEDE FUND, INC. AND THE GLENMEDE PORTFOLIOS PRESIDENT'S LETTER

Dear Shareholders:

  We are pleased to present the investment results of the 13th year of The Glenmede family of funds. In 1988, four portfolios were created to more efficiently manage Glenmede's International Equity, Fixed Income and cash products for Glenmede's clients. Since the inception of the Funds, additional Domestic Equity, International Equity and two municipal portfolios have been added.

  At the fiscal year end on October 31, 2001, The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively the "Glenmede Funds") consisted of twelve portfolios with total assets of $3.2 billion. There has been substantial growth in our EAFE International Portfolios, which account for 47% of the fund family's total assets as of October 31, 2001. The Glenmede Trust Company has formed a partnership with the International Equity team. The partnership, Philadelphia International Advisors, LP, will become a registered investment advisor and, pending approval by the Glenmede Fund's Board of Directors and Fund shareholders, will become the sub-advisor for the International Portfolio and the advisor to the Institutional International Portfolio. This change will allow the current team to focus entirely on the International Equity products.

  All of the Glenmede Funds, other than the money market funds, are managed to seek long-term total returns consistent with reasonable risk to principal for the asset category. Efforts are made to keep expenses at competitive levels and to minimize tax consequences for our clients. All of the internally managed portfolios use a quantitative style of investing.

  The bear market in domestic and international stocks that began in mid-March of 2000 continued through 2001 and was compounded by the tragic events of September 11th. The S&P 500 Index returned -24.90% for the fiscal year and -18.87% for the period January 1, 2001 to October 31, 2001. The NASDAQ Composite Index fared even worse returning -49.99% for the fiscal year and -31.78% for the period January 1, 2001 to October 31, 2001. Value stocks outperfomed growth stocks resulting in better relative returns for the Glenmede Small Cap Value and Large Cap Value Portfolios. The Large Cap Value Portfolio returned -12.31% for the fiscal year and -15.61% for the period January 1, 2001 to October 31, 2001. The Small Cap Value Portfolio returned 3.84% for the fiscal year and -0.21% for the period January 1, 2001 to October 31, 2001, outperforming by a wide margin the Russell 2000 Index which returned -12.68% for the fiscal year and -10.41% for the period January 1, 2001 to October 31, 2001.(2)

  The outperformance of value stocks also improved the relative performance of the Glenmede International Portfolios. The International Portfolio returned -16.34% for the fiscal year and -18.71% for the calendar year to date, outperforming the MSCI EAFE Index which returned -24.93% for the fiscal year and -24.68% for the period January 1, 2001 to October 31, 2001.(2) As of October 31, 2001, the Glenmede International Portfolio achieved a four star (****) Morningstar Overall Rating-TM- among 1309 international equity funds.(1)

  The Federal Reserve reversed course and lowered short-term interest rates dramatically this year to stimulate the economy. There were nine decreases in the Fed Funds Target rate, from 6.50% to 2.50% during the period January 1, 2001

                                 ----- 1 -----
to October 31, 2001. Consequently, the yield curve that was inverted at the beginning of the fiscal year steepened to a normal curve as 3-month bills dropped 438 basis points in yield, and the 30-year treasury dropped 91 basis points in yield by the end of October. Corporate bonds were the best performing sector resulting in the Lehman US Credit Index returning 15.80% versus the return on the Lehman MBS Fixed Rate Index of 13.08% and the return on the US Government Index of 15.08% for the year ending October 31, 2001. The Glenmede Core Fixed Income Portfolio achieved a four star (****) Morningstar Overall Rating-TM- among 1815 fixed income funds.(1) The Glenmede Muni Intermediate Portfolio achieved a five star (*****) Morningstar Overall Rating-TM- among 1647 municipal funds.(1) The Glenmede New Jersey Muni Portfolio achieved a four star (****) Morningstar Overall Rating-TM- among 1647 municipal funds.(1) I hope that you will find the following highlight of the Glenmede Muni Intermediate and New Jersey Muni Portfolios interesting.

  We welcome any questions about the Glenmede Funds and thank our clients for their continued support.

                                        Sincerely,

                                                           /s/ Mary Ann B. Wirts

                                        Mary Ann B. Wirts
                                        PRESIDENT

November 19, 2001
----------

(1)PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2001. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Overall Rating is a weighted average of a fund's 3-, 5-, and 10-year (if applicable) risk-adjusted performance. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. As of October 31, 2001, the International Portfolio received 4 stars for the 3-, 5-, and 10-year periods among 1309, 862 and 160 international equity funds, respectively. The Muni Intermediate Portfolio received 5 stars for the 3- and 5-year periods among 1647 and 1442 municipal funds, respectively. The Core Fixed Income Portfolio received 4 stars for the 3-, 5-, and 10-year periods among 1815, 1353 and 428 fixed income funds, respectively. The New Jersey Muni Portfolio received 5 stars for the 3- and 5-year periods among 1647 and 1442 municipal funds, respectively. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of Fund shares.

(2)Please refer to Portfolio Highlights of the Annual Report for additional performance information.

   The Glenmede Fund, Inc. and the Glenmede Portfolios are distributed by Quasar Distributors, LLC. 12/01

                                 ----- 2 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                                   INSIDE THE
           MUNICIPAL INTERMEDIATE AND NEW JERSEY MUNICIPAL PORTFOLIOS

  The Municipal Intermediate Portfolio and the New        [PHOTO OF LAURA LaROSA ARMSTRONG]
Jersey Municipal Portfolio of the Glenmede Fund (the      MUNICIPAL INTERMEDIATE PORTFOLIO AND NEW JERSEY
"Funds") seek to provide shareholders with as high a      MUNICIPAL PORTFOLIO MANAGER
level of current income exempt from federal income        LAURA LaROSA ARMSTRONG.
tax as is consistent with preservation of capital.
The Funds have been managed by Laura LaRosa
Armstrong since she joined the firm in 1994.
Rounding out the team of professionals who assist
and support Laura in managing the funds are Scott
McGough CFA, CFP who joined Glenmede in 1997,
Michael Crow and Alissa Omlor. The senior members of
the team have investment experience that spans all
aspects of fixed income trading and portfolio
management.

  Glenmede's approach to managing the Funds is to attempt to minimize market risk while seeking to maximize tax free income in highly rated Municipal bonds. We strive to purchase bonds that will retain their value even in times of economic uncertainty. When purchasing bonds we adhere to the following:

  - BUY VALUE. We are constantly observing the Municipal market, speaking with other market professionals and monitoring market flow in an attempt to find the best yield and price for bonds that we are purchasing or selling.

   - ATTRACTIVE RISK CHARACTERISTICS. In times of economic uncertainty, rather than try to time the market, the portfolio managers purchase defensive "kicker bonds." These are bonds that have a slightly longer stated maturity date and a shorter call provision.

   - KNOW YOUR CREDITS. Our fixed income expertise affords a distinct benefit. We purchase bonds in areas that we are very familiar with and that may be trading at better prices and yields than other bonds due to market inefficiencies. We analyze the underlying security and when we have approved a bond for purchase we monitor the credit at regular intervals.

   - EXTREMELY COMPETITIVE. The Municipal Funds' team of investment professionals speaks to market makers throughout the country. This allows us to understand where the bonds are and what the pricing should be.

  The Funds' team prides itself on the high level of service that we provide to the shareholders of the funds. We believe the more knowledge that we have, the better our performance and results will be. We are also diligent in our efforts to preserve capital and seek to provide shareholders with the highest degree of tax-free income with high quality municipal bonds.

                                 ----- 3 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           GOVERNMENT CASH PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                                AVERAGE ANNUAL TOTAL RETURN
                                                                          iMoneyNet's
                                                                           Government
 Government Cash Portfolio                                               All Average(1)
 -------------------------                                           ----------------------
 Year ended 10/31/01                                         4.86%            4.34%
 Five Years ended 10/31/01                                   5.43%            4.90%
 Ten Years ended 10/31/01                                    4.96%            4.45%
 Inception (11/7/88) through 10/31/01                        5.68%            5.14%

                                        7-Day(2)         7-Day(2)
 Government Cash Portfolio            Current Yield   Effective Yield
 -------------------------            -------------   ---------------
 As of 10/31/01                           2.89%             2.93%

   During the past fiscal year, the Government Cash Portfolio outperformed the iMoneyNet's Government All Average(1) due to its use of overnight and term mortgage-backed securities repurchase agreements. This strategy enhanced the yield while maintaining a high quality diversified portfolio of money market instruments.
                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                         GOVERNMENT CASH PORTFOLIO VS.
                     IMONEYNET'S GOVERNMENT ALL AVERAGE(1)
                            11/7/88 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GLENMEDE GOVERNMENT  IMONEYNET'S GOVERNMENT
              CASH PORTFOLIO*         ALL AVERAGE*(1)
Nov 1988              $10,000                 $10,000
Oct 1989              $10,927                 $10,809
Oct 1990              $11,846                 $11,667
Oct 1991              $12,627                 $12,382
Oct 1992              $13,156                 $12,842
Oct 1993              $13,575                 $13,196
Oct 1994              $14,091                 $13,640
Oct 1995              $14,918                 $14,373
Oct 1996              $15,733                 $15,092
Oct 1997              $16,603                 $15,852
Oct 1998              $17,537                 $16,656
Oct 1999              $18,413                 $17,405
Oct 2000              $19,546                 $18,384
Oct 2001              $20,495                 $19,182

                 *  Assumes the reinvestment of all dividends.

--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1)iMoneyNet's Government All Average (formerly IBC's U.S. Government and Agencies Money Fund Average) is comprised of money market funds investing in US treasury securities and government agency obligations. Funds included in this average must have at least $100,000 in total net assets. It is not possible to invest directly in an index.
   Benchmark return is for the period beginning November 30, 1988.
(2)"Current yield" refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

                                 ----- 4 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                              AVERAGE ANNUAL TOTAL RETURN
                                                                      iMoneyNet's
                                                                   Tax-Free National
 Tax-Exempt Cash Portfolio                                       Retail Average-TM-(1)
 -------------------------                                       ----------------------
 Year ended 10/31/01                                     2.95%            2.68%
 Five Years ended 10/31/01                               3.34%            2.96%
 Ten Years ended 10/31/01                                3.20%            2.81%
 Inception (11/10/88) through 10/31/01                   3.77%            3.38%

                                    7-Day(2)         7-Day(2)
 Tax-Exempt Cash Portfolio        Current Yield   Effective Yield
 -------------------------        -------------   ---------------
 As of 10/31/01                       1.91%             1.93%

   The Tax-Exempt Cash Portfolio has outperformed iMoneyNet's Tax-Free National Retail Average-TM-(1) in all of the periods shown above. During the past fiscal year, the strategy of maintaining a shorter average maturity, which increases yield when rates rise or when there is a greater supply of short-term securities, combined with a low expense ratio has resulted in good relative performance.
                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                         TAX-EXEMPT CASH PORTFOLIO VS.
              IMONEYNET'S TAX-FREE NATIONAL RETAIL AVERAGE-TM-(1)
                           11/10/88 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GLENMEDE TAX-EXEMPT  IMONEYNET'S TAX-FREE NATIONAL
              CASH PORTFOLIO*         RETAIL AVERAGE*(TM)(1)
Nov 1988              $10,000                        $10,000
Oct 1989              $10,627                        $10,510
Oct 1990              $11,249                        $11,103
Oct 1991              $11,792                        $11,623
Oct 1992              $12,183                        $11,980
Oct 1993              $12,469                        $12,235
Oct 1994              $12,776                        $12,503
Oct 1995              $13,257                        $12,925
Oct 1996              $13,710                        $13,331
Oct 1997              $14,184                        $13,755
Oct 1998              $14,667                        $14,190
Oct 1999              $15,111                        $14,579
Oct 2000              $15,697                        $15,088
Oct 2001              $16,159                        $15,492

        *  Assumes the reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
(1)iMoneyNet's Tax-Free National Retail Average-TM- (formerly IBC's Stock Broker and General Purpose Tax-Free Average) is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to alternative minimum tax. Funds included in this average must have at least $100,000 in total net assets. It is not possible to invest directly in an index. Benchmark return is for the period beginning November 30, 1988.
(2)"Current yield" refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

                                 ----- 5 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                          CORE FIXED INCOME PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                              AVERAGE ANNUAL TOTAL RETURN
                                                    Lehman Brothers         Lipper
                                                       Aggregate         Intermediate
                                                          Bond          US Government
 Core Fixed Income Portfolio                            Index(1)        Fund Index*(1)
 ---------------------------                        ----------------   ----------------
 Year ended 10/31/01                       15.09%        14.56%             14.26%
 Five Years ended 10/31/01                  7.93%         8.03%              7.86%
 Ten Years ended 10/31/01                   7.36%         7.86%              6.87%
 Inception (11/17/88) through 10/31/01      8.30%         8.67%                --%

   The Core Fixed Income Portfolio returned 15.09% for the year ended October 31, 2001, handily outperforming the Lipper Intermediate US Government Fund Index by 83 basis points and the Lehman Brothers Aggregate Bond Index by 53 basis points. The Portfolio's outperformance can be attributed to an overweight in high credit quality corporate securities and liquid US Treasuries. Both sectors performed well in the face of uncertainty in a volatile stock market, the terrorist attacks of September 11th, and a slowing US economy. The Portfolio seeks to add value utilizing sector and security selection while maintaining market neutral interest rate risk.
                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                        CORE FIXED INCOME PORTFOLIO VS.
                    LEHMAN BROTHERS AGGREGATE BOND INDEX AND
                 LIPPER INTERMEDIATE US GOVERNMENT FUND INDEX*
                           11/17/88 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GLENMEDE CORE FIXED  INDEX: LEHMAN BROTHERS  INDEX: LIPPER INTERMEDIATE US
           INCOME PORTFOLIO**  AGGREGATE BOND INDEX**        GOVERNMENT FUND INDEX**
Nov 1988              $10,000                 $10,000
Oct 1989              $11,120                 $11,190                        $11,284
Oct 1990              $12,045                 $11,896                        $10,515
Oct 1991              $13,821                 $13,777                        $11,937
Oct 1992              $15,112                 $15,132                        $13,006
Oct 1993              $16,682                 $16,928                        $14,306
Oct 1994              $16,177                 $16,307                        $13,746
Oct 1995              $18,128                 $18,859                        $15,485
Oct 1996              $19,194                 $19,961                        $16,242
Oct 1997              $20,850                 $21,735                        $17,531
Oct 1998              $22,793                 $23,762                        $19,092
Oct 1999              $23,001                 $23,887                        $19,021
Oct 2000              $24,426                 $25,630                        $20,310
Oct 2001              $28,111                 $29,360                        $23,205

* Index commenced 12/31/89. The Index starts at $11,284, which is the value of the fund in the graph on this date. Thus comparison to the Fund's inception is not provided.
**  Assumes the reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1)The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of securities from the Lehman Brothers Government Corporate Bond, Mortgage-Backed Securities and Asset-Backed Securities Indexes. The Lipper Intermediate US Government Fund Index is comprised of the 30 largest funds in the Lipper Intermediate US Government Fund Average. The Average consists of funds that invest at least 65% of their assets in securities issued or guaranteed by the US government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years. Total return consists of price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced by market capitalization each month. It is not possible to invest directly in an index.
   Benchmark returns are for the periods beginning November 30, 1988 for Lehman Brothers Aggregate Bond Index and December 31, 1989 for Lipper Intermediate US Government Fund Index.

                                 ----- 6 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           STRATEGIC EQUITY PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                                   AVERAGE ANNUAL TOTAL RETURN
                                              Dow Jones Ind.      S&P 500       Lipper Large Cap
                                                 Monthly           Stock           Core Fund
 Strategic Equity Portfolio                   Reinvested(1)       Index(1)          Index(1)
 --------------------------                   --------------   --------------   ----------------
 Year ended 10/31/01                (23.18)%      (15.81)%         (24.90)%          (25.32)%
 Five Years ended 10/31/01            8.54%        10.41%           10.04%             8.92%
 Ten Years ended 10/31/01            11.89%        13.96%           12.74%            11.34%
 Inception (7/20/89) through
 10/31/01                            11.29%        13.58%           12.34%            10.97%

   During the past fiscal year, the Strategic Equity Portfolio modestly outperformed both its benchmark, the S&P 500 Index, and its peer group, the Lipper Large Cap Core Fund Index. A modest underweight in technology shares, the worst performing sector within the S&P 500 Index, and strong absolute price gains in select financial and health care securities contributed to the superior relative return. Our investment discipline continues to focus on stocks we believe exhibit strong earnings growth potential and whose valuation does not fully reflect this positive outlook.

                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
              STRATEGIC EQUITY PORTFOLIO VS. S&P 500 STOCK INDEX,
       DOW JONES INDUSTRIAL AVERAGE AND LIPPER LARGE CAP CORE FUND INDEX
                            7/20/89 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GLENMEDE STRATEGIC       DOW JONES       INDEX: S&P 500  INDEX: LIPPER LARGE CAP
           EQUITY PORTFOLIO*  INDUSTRIAL AVERAGE*    STOCK INDEX*         CORE FUND INDEX*
Jul 1989             $10,000              $10,000         $10,000                  $10,000
Oct 1989             $10,127              $10,042          $9,918                   $9,984
Oct 1990              $8,978               $9,633          $9,177                   $9,163
Oct 1991             $12,103              $12,519         $12,250                  $12,274
Oct 1992             $13,146              $13,566         $13,470                  $13,348
Oct 1993             $15,329              $15,930         $15,483                  $15,574
Oct 1994             $15,514              $17,387         $16,081                  $15,930
Oct 1995             $19,203              $21,729         $20,333                  $19,376
Oct 1996             $24,705              $28,194         $25,233                  $23,433
Oct 1997             $33,696              $35,464         $33,336                  $30,101
Oct 1998             $36,054              $41,677         $40,667                  $35,558
Oct 1999             $44,664              $52,923         $51,105                  $43,880
Oct 2000             $48,456              $54,950         $54,218                  $48,108
Oct 2001             $37,224              $46,262         $40,546                  $35,926

   *  Assumes the reinvestment of all dividends and distributions, excluding withholding tax.
--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1)The S&P 500 Stock Index is an unmanaged index comprised of 500 widely held common stocks. The Dow Jones Industrial Average is an unmanaged price weighted average based on the "price only" performance of 30 blue chip stocks. The Lipper Large Cap Core Fund Index is comprised of the 30 largest funds in the Lipper Large Cap Core Fund Average. The Average consists of funds that invest at least 75% of their equity assets in companies with market capitalization of greater than 300% of the dollar weighted median market capitalization of the S&P Mid Cap 400 Index. It is not possible to invest directly in an index.
   Benchmark returns are for the period beginning July 31, 1999.

                                 ----- 7 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                      SMALL CAPITALIZATION VALUE PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                                 AVERAGE ANNUAL TOTAL RETURN
                                                   Russell         S&P 500      Lipper Small
 Small Capitalization Value Portfolio                2000           Stock      Capitalization
 Advisor Class                                  Stock Index(1)    Index(1)     Core Index*(1)
 -------------                                  --------------   -----------   --------------
 Year ended 10/31/01                    3.84%       (12.68)%       (24.90)%        (7.96)%
 Five Years ended 10/31/01              7.79%         6.07%         10.04%          8.26%
 Ten years ended 10/31/01              11.37%        10.34%         12.74%            --%
 Inception (3/1/91) through 10/31/01   11.79%        11.21%         12.70%            --%

 Small Capitalization Value Portfolio
 Institutional Class
 -------------------
 Year ended 10/31/01                    4.08%     (12.68)%      (24.90)%        (7.96)%
 Inception (1/1/98) through 10/31/01   11.87%      11.21%        12.70%          3.80%

   The Small Cap Value Portfolio significantly outperformed the Russell 2000 Stock Index in the fiscal year ended October 31, 2001. The Portfolio produced a positive return in a time when most major stock market indices were off sharply. The performance reflects the Portfolio's style of focusing on profitable companies with attractive valuations. The adherence to the discipline resulted in the Portfolio being significantly underweight in the technology sector, the worst performing sector during the year.
                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
  SMALL CAPITALIZATION VALUE PORTFOLIO ADVISOR CLASS VS. S&P 500 STOCK INDEX,
      RUSSELL 2000 STOCK INDEX AND LIPPER SMALL CAPITALIZATION CORE INDEX
                            3/1/91 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GLENMEDE SMALL CAPITALIZATION  INDEX: S&P 500  INDEX: RUSSELL 2000  INDEX: LIPPER SMALL CAPITALIZATION
                      VALUE PORTFOLIO**  STOCK INDEX**         STOCK INDEX**                        CORE INDEX**
Mar 1991                        $10,000        $10,000               $10,000
Oct 1991                        $11,184        $10,828               $11,610                             $11,371
Oct 1992                        $11,443        $11,906               $12,712                             $10,358
Oct 1993                        $15,318        $13,679               $16,832                             $12,967
Oct 1994                        $15,754        $14,203               $16,772                             $13,259
Oct 1995                        $19,086        $17,951               $19,850                             $16,009
Oct 1996                        $22,563        $22,274               $23,146                             $19,186
Oct 1997                        $31,993        $29,402               $29,935                             $25,076
Oct 1998                        $26,124        $35,872               $26,390                             $21,237
Oct 1999                        $26,040        $45,079               $30,314                             $24,283
Oct 2000                        $31,621        $47,822               $35,590                             $30,998
Oct 2001                        $32,837        $35,758               $31,071                             $28,531

* Index commenced 12/31/91. The Index starts at $11,371, which is the value of the fund in the graph on this date. Thus 10-Year and Fund inception comparisons are not provided.
**  Assumes the reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1)The S&P 500 Stock Index is an unmanaged index comprised of 500 widely held common stocks. The Russell 2000 Stock Index is an unmanaged capitalization weighted total return index which is comprised of 2000 of the smallest capitalized US domiciled companies which are traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Lipper Small Capitalization Core Index is comprised of the 30 largest funds in the Lipper Small Capitalization Core Average. The Average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar weighted median of the smallest 500 of the middle 1000 securities of the S&P Super Composite 1500 Index. Lipper recently changed the way that it classifies mutual funds. As a result of this reclassification, the Small Capitalization Value Portfolio is now part of the Lipper Small Capitalization Core Index. Previously, the Portfolio was part of the Lipper Small Capitalization Value Index. It is not possible to invest directly in an index.
   Benchmark returns are for the period beginning February 28, 1991.

                                 ----- 8 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           LARGE CAP VALUE PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                              AVERAGE ANNUAL TOTAL RETURN
                                         Russell          S&P 500           Lipper
                                           1000            Stock          Large Cap
 Large Cap Value Portfolio            Value Index(1)      Index(1)      Value Index(1)
 -------------------------            --------------   --------------   --------------
 Year ended 10/31/01        (12.31)%      (11.91)%         (24.90)%         (15.73)%
 Five Years ended 10/31/01    8.52%        10.61%           10.04%            8.88%
 Inception (1/4/93)
 through 10/31/01            10.91%        13.61%           12.76%           11.72%

   The Large Cap Value Portfolio is driven by a proprietary ranking process that seeks lower valued stocks that have positive catalysts to signal improvement in a company's prospects. The Portfolio's average price/earnings and price/book ratios are in line with the Russell 1000 Value Index but represent a significant discount to the broad equity market. During the past fiscal year, the Portfolio slightly underperformed the Russell 1000 Value due to stock selection. Value stocks generally outperformed both growth stocks and the broad market over this period. The attention to valuation in our process kept the Portfolio out of overvalued technology and telecom stocks that suffered the largest declines for the period.

                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
               LARGE CAP VALUE PORTFOLIO VS. S&P 500 STOCK INDEX,
           RUSSELL 1000 VALUE INDEX AND LIPPER LARGE CAP VALUE INDEX
                            1/4/93 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GLENMEDE LARGE CAP  INDEX: S&P 500  INDEX: RUSSELL 1000  INDEX: LIPPER LARGE CAP
            VALUE PORTFOLIO*    STOCK INDEX*         VALUE INDEX*             VALUE INDEX*
Jan 1993             $10,000         $10,000              $10,000                  $10,000
Oct 1993             $12,305         $11,023              $11,836                  $11,269
Oct 1994             $12,194         $11,445              $11,927                  $11,624
Oct 1995             $14,145         $14,465              $14,871                  $14,259
Oct 1996             $16,569         $17,948              $18,401                  $17,372
Oct 1997             $22,625         $23,693              $24,507                  $22,508
Oct 1998             $23,705         $28,906              $28,141                  $25,468
Oct 1999             $28,348         $36,325              $32,791                  $29,773
Oct 2000             $28,431         $38,535              $34,600                  $31,536
Oct 2001             $24,932         $28,815              $30,498                  $26,581

        *  Assumes the reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1)The S&P 500 Stock Index is an unmanaged index comprised of 500 widely held common stocks. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than- average growth orientation. Companies in this Index generally have low price-to-book and price- to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Lipper Large Cap Value Index is comprised of the 30 largest funds in the Lipper Large Cap Value Average. The Average consists of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. It is not possible to invest directly in an index.
   Benchmark returns are for the period beginning December 31, 1993.

                                 ----- 9 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                            INTERNATIONAL PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                             AVERAGE ANNUAL TOTAL RETURN
                                                      Morgan Stanley       Lipper
                                                           EAFE        International
 International Portfolio                                 Index(1)      Fund Index(1)
 -----------------------                              --------------   --------------
 Year ended 10/31/01                        (16.34)%      (24.93)%         (24.09)%
 Five Years ended 10/31/01                    4.65%         0.57%            2.77%
 Ten Years ended 10/31/01                     8.21%         4.05%            6.19%
 Inception (11/17/88) through 10/31/01        8.52%         2.93%            6.36%

   Over the past twelve months, the International Portfolio has outperformed EAFE due to outstanding stock selection. During the past twelve years, the Portfolio's relative outperformance versus EAFE has been due equally to favorable country and stock selection.

                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
             INTERNATIONAL PORTFOLIO VS. MORGAN STANLEY EAFE INDEX
                      AND LIPPER INTERNATIONAL FUND INDEX
                           11/17/88 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GLENMEDE INTERNATIONAL  INDEX: MORGAN STANLEY  INDEX: LIPPER INTERNATIONAL
                      PORTFOLIO*            EAFE INDEX*                  FUND INDEX*
Nov 1988                 $10,000                $10,000                      $10,000
Oct 1989                 $11,207                $10,481                      $11,143
Oct 1990                 $11,685                 $9,137                      $11,100
Oct 1991                 $13,101                 $9,772                      $12,029
Oct 1992                 $12,743                 $8,481                      $11,420
Oct 1993                 $17,007                $11,657                      $15,310
Oct 1994                 $19,433                $12,834                      $17,072
Oct 1995                 $20,254                $12,787                      $16,991
Oct 1996                 $22,982                $14,125                      $19,136
Oct 1997                 $26,739                $14,779                      $21,695
Oct 1998                 $28,729                $16,205                      $22,702
Oct 1999                 $35,811                $19,937                      $27,933
Oct 2000                 $34,486                $19,360                      $28,897
Oct 2001                 $28,850                $14,533                      $21,941

    *  Assumes the reinvestment of all dividends and distributions excluding withholding taxes.
--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1)The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns for the countries of Australia and New Zealand and countries in Europe and the Far East. The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund Average. The Average consists of funds that invest in securities whose primary trading markets are outside of the United States. It is not possible to invest directly in an index.
   Benchmark returns are for the period beginning November 30, 1988.

                                 ----- 10 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     INSTITUTIONAL INTERNATIONAL PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                              AVERAGE ANNUAL TOTAL RETURN
                                                     Morgan Stanley         Lipper
                                                          EAFE          International
 Institutional International Portfolio                  Index(1)        Fund Index(1)
 -------------------------------------              ----------------   ----------------
 Year ended 10/31/01                      (17.45)%       (24.93)%           (24.09)%
 Five Years ended 10/31/01                  3.44%          0.57%              2.77%
 Inception (8/1/92) through 10/31/01        7.41%          5.84%              6.77%

   During the past fiscal year, the Institutional International Portfolio handily outperformed EAFE due to stock selection. Since inception, the Portfolio's relative outperformance versus EAFE has been due equally to favorable country and stock selection.

                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
    INSTITUTIONAL INTERNATIONAL PORTFOLIO VS. MORGAN STANLEY EAFE INDEX AND
                        LIPPER INTERNATIONAL FUND INDEX
                            8/1/92 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           GLENMEDE INSTITUTIONAL   INDEX: MORGAN STANLEY  INDEX: LIPPER INTERNATIONAL
          INTERNATIONAL PORTFOLIO*            EAFE INDEX*                  FUND INDEX*
Aug 1992                   $10,000                $10,000                      $10,000
Oct 1992                    $9,440                 $9,871                       $9,544
Oct 1993                   $12,493                $13,569                      $12,794
Oct 1994                   $14,240                $14,937                      $14,266
Oct 1995                   $14,294                $14,883                      $14,200
Oct 1996                   $16,361                $16,442                      $15,991
Oct 1997                   $18,903                $17,202                      $18,130
Oct 1998                   $20,276                $18,858                      $18,972
Oct 1999                   $24,934                $23,200                      $23,343
Oct 2000                   $23,470                $22,532                      $24,149
Oct 2001                   $19,375                $16,916                      $18,331

    *  Assumes the reinvestment of all dividends and distributions excluding withholding taxes.
--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1)The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns for the countries of Australia and New Zealand and countries in Europe and the Far East. The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund Average. The Average consists of funds that invest in securities whose primary trading markets are outside of the United States. It is not possible to invest directly in an index.
   Benchmark returns are for the period beginning July 31, 1992.

                                 ----- 11 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                               AVERAGE ANNUAL TOTAL RETURN
                                                      Russell 2000      Lipper Mid Cap
 Small Capitalization Growth Portfolio              Growth Index(1)    Growth Average(1)
 -------------------------------------              ----------------   -----------------
 Year ended 10/31/01                      (45.34)%       (31.48)%           (40.73)%
 Inception (12/29/99) through 10/31/01    (31.04)%       (22.69)%           (25.19)%

   The Small Capitalization Growth Portfolio underperformed its benchmark during a very difficult year for growth managers. Through the one-year period ended October 31, 2001, the benefit of one sub-advisor's valuation screen did not overcome the performance drag attributable to the other sub-advisor's sector weights and concentrated style. Each sub-advisor maintains a strict adherence to its mandate, thus positioning the Portfolio well for their strategy's recovery.
   This dual sub-advised Portfolio seeks to strike a balance, with one manager providing risk mitigation by furnishing the Portfolio with a foundation of true small-cap stocks and the other manager seeking to add value with its own arena of small cap growth names that may potentially reach mid-cap status before being sold.

                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
      SMALL CAPITALIZATION GROWTH PORTFOLIO VS. RUSSELL 2000 GROWTH INDEX
                    AND LIPPER MID CAP GROWTH AVERAGE INDEX
                           12/29/99 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GLENMEDE SMALL CAPITALIZATION  INDEX: RUSSELL 2000  INDEX: LIPPER MID CAP
                      GROWTH PORTFOLIO*        GROWTH INDEX*          GROWTH INDEX*
Dec 1999                        $10,000              $10,000                $10,000
Jan 2000                         $9,760               $9,907                 $9,828
Apr 2000                         $8,650               $9,825                 $9,919
Jul 2000                         $9,350               $9,255                 $9,997
Oct 2000                         $9,220               $8,931                 $9,891
Jan 2001                         $7,980               $8,536                 $8,501
Apr 2001                         $6,690               $7,516                 $7,311
Jul 2001                         $6,480               $7,226                 $6,956
Oct 2001                         $5,040               $6,228                 $5,863

        *  Assumes the reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1)The Russell 2000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of 2000 of the smallest capitalized US domiciled companies which are traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid Cap Growth Index is comprised of the 30 largest funds in the Lipper Mid Cap Growth Average. The Average consists of funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase. It is not possible to invest directly in an index.
   Benchmark returns are for the period beginning December 31, 1999.

                                 ----- 12 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              CORE VALUE PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                              AVERAGE ANNUAL TOTAL RETURN
                                                        S&P 500          Lipper Large
                                                         Stock             Cap Core
 Core Value Portfolio                                   Index(1)           Index(1)
 --------------------                               ----------------   ----------------
 Year ended 10/31/01                      (23.24)%       (24.90)%           (25.32)%
 Inception (2/28/00) through 10/31/01     (12.03)%       (13.23)%           (13.75)%

   The Core Value Portfolio is driven by a proprietary ranking process that seeks value with positive catalysts to signal improvement in a company's prospects and changes in investor expectations. The Portfolio s price/earnings and price/book ratios will usually trade at a level lower than that of the S&P 500 Stock Index. The Portfolio seeks to quantitatively mitigate other risk factors relative to the S&P 500 Stock Index. During the past fiscal year, the Core Value Portfolio outperformed the S&P 500 Stock Index due primarily to its slightly lower exposure to growth-oriented companies.

                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                CORE VALUE PORTFOLIO VS. S&P 500 STOCK INDEX AND
                          LIPPER LARGE CAP CORE INDEX
                            2/28/00 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           GLENMEDE CORE    INDEX: S&P 500 STOCK  INDEX: LIPPER LARGE CAP
          VALUE PORTFOLIO*                INDEX*              CORE INDEX*
Feb 2000           $10,000               $10,000                  $10,000
Apr 2000           $10,790               $10,648                  $10,515
Jul 2000           $10,499               $10,519                  $10,456
Oct 2000           $10,510               $10,538                  $10,460
Jan 2001           $10,319               $10,101                   $9,930
Apr 2001            $9,557                $9,243                   $9,095
Jul 2001            $9,175                $8,981                   $8,775
Oct 2001            $8,067                $7,880                   $7,811

        *  Assumes the reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1)The S&P 500 Stock Index is an unmanaged index comprised of 500 widely held common stocks. The Lipper Large Cap Core Index is comprised of the 30 largest funds in the Lipper Large Cap Core Average. The Average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1000 securities of the S&P Super Composite 1500 Index. Lipper recently changed the way it classifies mutual funds. As a result of this reclassification, the Core Value Portfolio is now part of the Lipper Large Cap Core Index. Previously, the Portfolio was part of the Lipper Large Cap Value Index. It is not possible to invest directly in an index. Benchmark returns are for the period beginning February 29, 2000.

                                 ----- 13 -----

                          ---------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                          MUNI INTERMEDIATE PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                              AVERAGE ANNUAL TOTAL RETURN
                                               Lehman Brothers      Lipper Intermediate
                                                 Muni 5-Year          Municipal Debt
 Muni Intermediate Portfolio                    Bond Index(1)          Fund Index(1)
 ---------------------------                   ----------------     -------------------
 Year ended 10/31/01                   8.39%         9.48%                 9.37%
 Five Years ended 10/31/01             5.65%         5.81%                 5.60%
 Inception (6/5/92) through 10/31/01   5.54%         6.00%                 5.83%

   The Muni Intermediate Portfolio is managed to provide high tax-exempt income with an emphasis on the preservation of principal. This defensive structure allows for the Portfolio to outperform in periods of rising interest rates. As fiscal year 2001 was a period of declining interest rates, the Portfolio underperformed the Lehman Five Year Index and the Lipper Index.

                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                MUNI INTERMEDIATE PORTFOLIO VS. LEHMAN BROTHERS
              MUNICIPAL 5-YEAR BOND INDEX AND LIPPER INTERMEDIATE
                           MUNICIPAL DEBT FUND INDEX
                            6/5/92 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GLENMEDE MUNI       INDEX: LEHMAN BROTHERS MUNICIPAL  INDEX: LIPPER INTERMEDIATE MUNICIPAL
          INTERMEDIATE PORTFOLIO*                5-YEAR BOND INDEX*                      DEBT FUND INDEX*
Jun 1992                  $10,000                           $10,000                               $10,000
Oct 1992                  $10,074                           $10,363                               $10,288
Oct 1993                  $11,137                           $11,341                               $11,484
Oct 1994                  $10,788                           $11,278                               $11,196
Oct 1995                  $12,057                           $12,446                               $12,421
Oct 1996                  $12,621                           $13,044                               $12,978
Oct 1997                  $13,465                           $13,894                               $13,875
Oct 1998                  $14,358                           $14,799                               $14,818
Oct 1999                  $14,488                           $14,961                               $14,640
Oct 2000                  $15,324                           $15,824                               $15,584
Oct 2001                  $16,609                           $17,308                               $17,040

        *  Assumes the reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(1)The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the intermediate-term and short-intermediate, investment-grade tax-exempt bond markets. The Lipper Intermediate Municipal Debt Fund Index is comprised of the 30 largest funds in the Lipper Intermediate Municipal Debt Fund Average. The Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. It is not possible to invest directly in an index.
   Benchmark returns are for the period beginning May 31, 1992.

                                 ----- 14 -----

                          ---------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                           NEW JERSEY MUNI PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2001

                              AVERAGE ANNUAL TOTAL RETURN
                                                Lehman Brothers      Lipper New Jersey
                                                  Muni 5-Year         Municipal Debt
 New Jersey Muni Portfolio                       Bond Index(1)         Fund Index(1)
 -------------------------                    -------------------   -------------------
 Year ended 10/31/01                  9.34%          9.48%                 10.02%
 Five Years ended 10/31/01            5.72%          5.81%                  5.64%
 Inception (11/1/93) through
 10/31/01                             5.02%          5.39%                  5.05%

   The New Jersey Muni Portfolio is a high quality, state specific fund seeking tax-exempt income to New Jersey residents. The Portfolio slightly underperformed the Lehman Five Year Index over the past year due to the higher quality, higher prices and lower yields of New Jersey municipal bonds. Underperformance versus the Lipper Index was the result of the Portfolio's shorter average life.

                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                 NEW JERSEY MUNI PORTFOLIO VS. LEHMAN BROTHERS
               MUNICIPAL 5-YEAR BOND INDEX AND LIPPER NEW JERSEY
                           MUNICIPAL DEBT FUND INDEX
                            11/1/93 THROUGH 10/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GLENMEDE NEW JERSEY  INDEX: LEHMAN BROTHERS MUNICIPAL  INDEX: LIPPER NEW JERSEY MUNICIPAL
              MUNI PORTFOLIO*                5-YEAR BOND INDEX*                    DEBT FUND INDEX*
Nov 1993              $10,000                           $10,000                             $10,000
Oct 1994               $9,488                            $9,945                              $9,459
Oct 1995              $10,744                           $10,974                             $10,716
Oct 1996              $11,200                           $11,502                             $11,241
Oct 1997              $11,973                           $12,251                             $12,111
Oct 1998              $12,777                           $13,049                             $13,014
Oct 1999              $12,787                           $13,192                             $12,507
Oct 2000              $13,524                           $13,953                             $13,437
Oct 2001              $14,788                           $15,210                             $14,787

        *  Assumes the reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(1)The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the intermediate-term and short-intermediate, investment-grade tax-exempt bond markets. The Lipper New Jersey Municipal Debt Fund Index consists of the 10 largest funds in the Lipper New Jersey Municipal Debt Fund Average. The Average consists of funds that invest only in securities that are exempt from taxation in New Jersey or cities in New Jersey. It is not possible to invest directly in an index.
   Benchmark returns are for the period beginning October 31, 1993.

                                 ----- 15 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

                                                          TAX-            CORE
                                       GOVERNMENT        EXEMPT          FIXED
                                          CASH            CASH           INCOME
                                       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                     --------------  --------------  --------------
ASSETS:
  Investments:
  Investments at value(1)..........   $253,593,573    $541,655,146    $172,887,080
  Repurchase agreements............    167,054,201              --      22,626,145
                                      ------------    ------------    ------------
    Total investments..............    420,647,774     541,655,146     195,513,225
                                      ------------    ------------    ------------
  Cash.............................             --          32,805              --
  Receivable for securities sold...             --              --           4,479
  Receivable for fund shares
    sold...........................             --              --         131,041
  Securities lending collateral....             --              --      16,419,400
  Interest receivable..............      1,952,944       1,102,158       2,115,007
  Other receivables................             --          13,778              --
  Prepaid expenses and other
    assets.........................          1,691           1,990             800
                                      ------------    ------------    ------------
    Total assets...................    422,602,409     542,805,877     214,183,952
                                      ------------    ------------    ------------
LIABILITIES:
  Dividends payable................      1,029,374         876,209              --
  Interest payable.................             --              --          58,204
  Payable for securities
    purchased......................             --              --       2,112,390
  Reverse repurchase agreement.....             --              --      16,748,125
  Obligation to return securities
    lending collateral.............             --              --      16,419,400
  Accrued expenses.................         64,128          48,718          34,349
                                      ------------    ------------    ------------
    Total liabilities..............      1,093,502         924,927      35,372,468
                                      ------------    ------------    ------------

NET ASSETS.........................   $421,508,907    $541,880,950    $178,811,484
                                      ============    ============    ============

SHARES OUTSTANDING.................    421,435,793     542,091,498      16,439,646
                                      ============    ============    ============

NET ASSET VALUE PER SHARE..........   $       1.00    $       1.00    $      10.88
                                      ============    ============    ============

------------
(1) Investments at cost............   $253,593,573    $541,655,146    $163,094,311

                       See Notes to Financial Statements.
                                 ----- 16 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
              STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                                OCTOBER 31, 2001

                                                       SMALL
                                      STRATEGIC    CAPITALIZATION   LARGE CAP
                                        EQUITY         VALUE          VALUE
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                     ------------  --------------  -----------
ASSETS:
  Investments:
  Investments at value(1)..........  $118,782,847   $238,285,304   $13,397,997
  Repurchase agreements............     4,958,455      8,994,159       842,852
                                     ------------   ------------   -----------
    Total investments..............   123,741,302    247,279,463    14,240,849
                                     ------------   ------------   -----------
  Receivable for fund shares
    sold...........................        61,000          1,530            --
  Securities lending collateral....    11,596,350     15,508,947       723,030
  Dividends receivable.............        53,849         93,978        21,742
  Interest receivable..............         2,239          5,381            --
  Prepaid expenses and other
    assets.........................         1,010            715           131
                                     ------------   ------------   -----------
    Total assets...................   135,455,750    262,890,014    14,985,752
                                     ------------   ------------   -----------
LIABILITIES:
  Payable for fund shares
    redeemed.......................           573         69,132            --
  Payable for securities
    purchased......................            --         54,250       241,587
  Obligation to return securities
    lending collateral.............    11,596,350     15,508,947       723,030
  Options written, at value
    (proceeds $42,398).............        30,000             --            --
  Accrued expenses.................        25,676        202,439        19,125
                                     ------------   ------------   -----------
    Total liabilities..............    11,652,599     15,834,768       983,742
                                     ------------   ------------   -----------

NET ASSETS.........................  $123,803,151   $247,055,246   $14,002,010
                                     ============   ============   ===========

SHARES OUTSTANDING.................     7,707,679     13,916,462(2)   1,635,259
                                     ============   ============   ===========

NET ASSET VALUE PER SHARE..........  $      16.06   $      15.57(2) $      8.56
                                     ============   ============   ===========

------------
(1) Investments at cost............  $104,543,795   $222,893,696   $14,283,347

(2) These Shares Outstanding and Net Asset Value Per Share are for the Advisor Class. The Net Assets for the Advisor Class are $216,637,950. For the Institutional Class, the Shares Outstanding are 1,950,269 and the Net Asset Value Per Share is $15.60. The Net Assets for the Institutional Class are $30,417,296.

                       See Notes to Financial Statements.
                                 ----- 17 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
              STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                                OCTOBER 31, 2001

                                                          INSTITUTIONAL
                                          INTERNATIONAL   INTERNATIONAL
                                            PORTFOLIO       PORTFOLIO
                                          --------------  -------------
ASSETS:
  Investments:
  Investments at value(1)...............  $1,188,218,402  $262,144,097
  Repurchase agreements.................      30,897,951     4,592,351
                                          --------------  ------------
    Total investments...................   1,219,116,353   266,736,448
                                          --------------  ------------
  Foreign currency, at value (cost
    $217,700 & $53,399, respectively)
    (Note 1)............................         196,657        48,139
  Receivable for fund shares sold.......          40,074     9,098,691
  Securities lending collateral.........      65,402,682     6,364,360
  Dividends receivable..................       2,239,720       486,135
  Interest receivable...................           9,242           703
  Foreign tax reclaims receivable.......         804,745       165,207
  Prepaid expenses and other assets.....           3,501         1,083
                                          --------------  ------------
    Total assets........................   1,287,812,974   282,900,766
                                          --------------  ------------
LIABILITIES:
  Payable for fund shares redeemed......          99,713       288,581
  Payable for securities purchased......       3,042,078       888,854
  Obligation to return securities
    lending collateral..................      65,402,682     6,364,360
  Accrued expenses......................         130,581       226,800
                                          --------------  ------------
    Total liabilities...................      68,675,054     7,768,595
                                          --------------  ------------

NET ASSETS..............................  $1,219,137,920  $275,132,171
                                          ==============  ============

SHARES OUTSTANDING......................      94,613,414    22,451,088
                                          ==============  ============

NET ASSET VALUE PER SHARE...............  $        12.89  $      12.25
                                          ==============  ============

------------
(1) Investments at cost.................  $1,305,330,389  $312,724,599

                       See Notes to Financial Statements.
                                 ----- 18 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
              STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                                OCTOBER 31, 2001

                                              SMALL
                                          CAPITALIZATION     CORE
                                              GROWTH         VALUE
                                            PORTFOLIO      PORTFOLIO
                                          --------------  -----------
ASSETS:
  Investments:
  Investments at value(1)...............   $102,149,319   $15,397,336
  Repurchase agreements.................      3,002,261        45,439
                                           ------------   -----------
    Total investments...................    105,151,580    15,442,775
                                           ------------   -----------
  Receivable for securities sold........        449,512       296,803
  Receivable for fund shares sold.......            500            --
  Securities lending collateral.........     28,141,993        87,720
  Dividends receivable..................             --        14,686
  Interest receivable...................         18,899            --
  Prepaid expenses and other assets.....            599            --
                                           ------------   -----------
    Total assets........................    133,763,083    15,841,984
                                           ------------   -----------
LIABILITIES:
  Payable for securities purchased......        452,318       359,278
  Obligation to return securities
    lending collateral..................     28,141,993        87,720
  Accrued expenses......................        116,845        29,162
                                           ------------   -----------
    Total liabilities...................     28,711,156       476,160
                                           ------------   -----------

NET ASSETS..............................   $105,051,927   $15,365,824
                                           ============   ===========

SHARES OUTSTANDING......................     20,828,111     1,923,908
                                           ============   ===========

NET ASSET VALUE PER SHARE...............   $       5.04   $      7.99
                                           ============   ===========

------------
(1) Investments at cost.................   $130,501,687   $17,880,887

                       See Notes to Financial Statements.
                                 ----- 19 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                     TAX-         CORE
                                     GOVERNMENT     EXEMPT        FIXED
                                        CASH         CASH        INCOME
                                      PORTFOLIO    PORTFOLIO    PORTFOLIO
                                     -----------  -----------  -----------
Investment income:
  Interest.........................  $23,169,977  $15,879,736  $11,575,195
  Income from security lending.....          --            --       34,095
                                     -----------  -----------  -----------
    Total investment income........  23,169,977    15,879,736   11,609,290
                                     -----------  -----------  -----------
Expenses:
  Administration & custody fee.....     207,092       266,880       72,261
  Professional fees................      33,363        28,363       12,834
  Interest expense.................          --            --      879,032
  Shareholder report expense.......       9,850        17,984        7,025
  Shareholder servicing fees.......     225,727       254,272       85,153
  Directors' fees and expenses.....      11,478        13,365        4,239
  Registration and filing fees.....      12,584         9,953        1,646
  Other expenses...................       5,573        10,761        4,063
                                     -----------  -----------  -----------
    Total expenses.................     505,667       601,578    1,066,253
                                     -----------  -----------  -----------
  Net investment income............  22,664,310    15,278,158   10,543,037
                                     -----------  -----------  -----------
Realized and unrealized gain
  (loss):
  Net realized gain (loss) on:
    Securities transactions........      36,001      (128,382)   1,307,399
                                     -----------  -----------  -----------
    Net realized gain (loss).......      36,001      (128,382)   1,307,399
                                     -----------  -----------  -----------
  Net change in unrealized gain of:
    Securities.....................          --            --   12,226,991
                                     -----------  -----------  -----------
    Net unrealized gain............          --            --   12,226,991
                                     -----------  -----------  -----------
Net realized and unrealized gain
  (loss)...........................      36,001      (128,382)  13,534,390
                                     -----------  -----------  -----------
Net increase in net assets
  resulting from operations........  $22,700,311  $15,149,776  $24,077,427
                                     ===========  ===========  ===========

                       See Notes to Financial Statements.
                                 ----- 20 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                       SMALL
                                      STRATEGIC    CAPITALIZATION   LARGE CAP
                                        EQUITY         VALUE          VALUE
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                     ------------  --------------  -----------
Investment income:
  Dividends (net of foreign
    withholding taxes)(1)..........  $  1,634,103   $  4,935,675   $   247,306
  Interest.........................       119,830         93,348        11,215
  Income from security lending.....         3,514        437,638           198
                                     ------------   ------------   -----------
    Total investment income........     1,757,447      5,466,661       258,719
                                     ------------   ------------   -----------
Expenses:
  Investment advisory fee..........            --      1,402,625            --
  Administration & custody fee.....        65,357        113,552         8,946
  Professional fees................        18,694         29,725        10,898
  Shareholder report expense.......         2,099            594         1,625
  Shareholder servicing fees
    (Advisor Class)................        72,899        561,692         7,556
  Shareholder servicing fees
    (Institutional Class)..........            --         15,173            --
  Directors' fees and expenses.....         3,421          5,916           299
  Registration and filing fees.....         2,764         10,138         1,450
  Other expenses...................         3,178          7,105           795
                                     ------------   ------------   -----------
    Total expenses.................       168,412      2,146,520        31,569
                                     ------------   ------------   -----------
  Net investment income............     1,589,035      3,320,141       227,150
                                     ------------   ------------   -----------
Realized and unrealized gain
  (loss):
  Net realized gain (loss) on:
    Securities transactions
      including options............    (2,463,261)    26,295,893     1,427,131
                                     ------------   ------------   -----------
    Net realized gain (loss).......    (2,463,261)    26,295,893     1,427,131
                                     ------------   ------------   -----------
  Net change in unrealized loss of:
    Securities including options...   (38,061,456)   (19,904,095)   (3,702,620)
                                     ------------   ------------   -----------
    Net unrealized gain (loss).....   (38,061,456)   (19,904,095)   (3,702,620)
                                     ------------   ------------   -----------
Net realized and unrealized gain
  (loss)...........................   (40,524,717)     6,391,798    (2,275,489)
                                     ------------   ------------   -----------
Net increase (decrease) in net
  assets
  resulting from operations........  $(38,935,682)  $  9,711,939   $(2,048,339)
                                     ============   ============   ===========

------------

(1) The Strategic Equity Portfolio and Large Cap Value Portfolio had foreign dividend withholding taxes of $7,033 and $172, respectively.

                       See Notes to Financial Statements.
                                 ----- 21 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                         INSTITUTIONAL
                                          INTERNATIONAL  INTERNATIONAL
                                            PORTFOLIO      PORTFOLIO
                                          -------------  -------------
Investment income:
  Dividends (net of foreign withholding
    taxes)(1)...........................  $ 32,044,880   $  6,810,612
  Interest..............................     1,934,766        413,336
  Income from security lending..........       640,480        129,898
                                          -------------  ------------
    Total investment income.............    34,620,126      7,353,846
                                          -------------  ------------
Expenses:
  Investment advisory fee...............            --      2,171,132
  Administration & custody fee..........       633,231        130,882
  Professional fees.....................        61,686         27,007
  Shareholder report expense............        10,225          9,945
  Shareholder servicing fees............       708,213             --
  Directors' fees and expenses..........        36,767          6,729
  Registration and filing fees..........        12,554         47,426
  Other expenses........................        32,154          4,472
                                          -------------  ------------
    Total expenses......................     1,494,830      2,397,593
                                          -------------  ------------
  Net investment income.................    33,125,296      4,956,253
                                          -------------  ------------
Realized and unrealized loss:
  Net realized loss on:
    Securities transactions.............    (3,433,823)   (16,364,764)
                                          -------------  ------------
    Foreign currency transactions.......    (2,893,913)    (1,934,656)
                                          -------------  ------------
    Net realized loss...................    (6,327,736)   (18,299,420)
                                          -------------  ------------
  Net change in unrealized gain (loss)
    of:
    Securities..........................  (273,515,543)   (50,692,999)
                                          -------------  ------------
    Foreign currency translation........        94,549         (6,755)
                                          -------------  ------------
    Net unrealized loss.................  (273,420,994)   (50,699,754)
                                          -------------  ------------
Net realized and unrealized loss........  (279,748,730)   (68,999,174)
                                          =============  ============
Net decrease in net assets
  resulting from operations.............  $(246,623,434) $(64,042,921)
                                          =============  ============

------------

(1) The International Portfolio and Institutional International Portfolio had foreign dividend withholding taxes of $4,211,571 and $845,593, respectively.

                       See Notes to Financial Statements.
                                 ----- 22 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                    STATEMENTS OF OPERATIONS -- (CONCLUDED)
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                              SMALL
                                          CAPITALIZATION     CORE
                                              GROWTH         VALUE
                                            PORTFOLIO      PORTFOLIO
                                          --------------  -----------
Investment income:
  Dividends (net of foreign withholding
    taxes)(1)...........................   $     13,079   $   211,037
  Interest..............................        312,798         9,630
  Income from security lending..........        143,452           460
                                           ------------   -----------
    Total investment income.............        469,329       221,127
                                           ------------   -----------
Expenses:
  Investment advisory fee...............      1,159,947        80,605
  Administration & custody fee..........         63,456        10,593
  Professional fees.....................          7,210        13,783
  Shareholder report expense............          1,276           604
  Shareholder servicing fees............        341,161         8,956
  Directors' fees and expenses..........          3,462           647
  Registration and filing fees..........         14,535         1,971
  Other expenses........................          7,185         1,030
                                           ------------   -----------
    Total expenses......................      1,598,232       118,189
                                           ------------   -----------
  Net investment income (loss)..........     (1,128,903)      102,938
                                           ------------   -----------
Realized and unrealized loss:
  Net realized loss on:
    Securities transactions.............    (44,863,330)   (1,602,386)
                                           ------------   -----------
    Net realized loss...................    (44,863,330)   (1,602,386)
                                           ------------   -----------
  Net change in unrealized loss of:
    Securities..........................    (40,668,687)   (3,289,033)
                                           ------------   -----------
    Net unrealized loss.................    (40,668,687)   (3,289,033)
                                           ------------   -----------
Net realized and unrealized loss........    (85,532,017)   (4,891,419)
                                           ------------   -----------
Net decrease in net assets
  resulting from operations.............   $(86,660,920)  $(4,788,481)
                                           ============   ===========

------------

(1) The Small Capitalization Growth Portfolio and Core Value Portfolio had foreign dividend withholding taxes of $21 and $37, respectively.

                       See Notes to Financial Statements.
                                 ----- 23 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                       TAX-          CORE
                                      GOVERNMENT      EXEMPT        FIXED
                                         CASH          CASH         INCOME
                                      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                     ------------  ------------  ------------
Net investment income..............  $22,664,310   $ 15,278,158  $ 10,543,037
Net realized gain (loss) on:
  Securities transactions..........       36,001       (128,382)    1,307,399
Net change in unrealized gain
  (loss) of:
  Securities.......................           --             --    12,226,991
                                     ------------  ------------  ------------
Net increase in net assets
  resulting
  from operations..................   22,700,311     15,149,776    24,077,427
Distributions to shareholders from:
  Net investment income............  (22,662,838)   (15,278,424)  (10,935,382)
Net increase (decrease) in net
  assets from
  capital share transactions.......    7,729,666    104,875,434    (8,422,604)
                                     ------------  ------------  ------------
Net increase in net assets.........    7,767,139    104,746,786     4,719,441
NET ASSETS:
Beginning of year..................  413,741,768    437,134,164   174,092,043
                                     ------------  ------------  ------------
End of year........................  $421,508,907  $541,880,950  $178,811,484
                                     ============  ============  ============

--------------------------------------------------------------------------------
                      FOR THE YEAR ENDED OCTOBER 31, 2000

                                                       TAX-          CORE
                                      GOVERNMENT      EXEMPT        FIXED
                                         CASH          CASH         INCOME
                                      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                     ------------  ------------  ------------
Net investment income..............  $23,408,143   $ 15,824,444  $ 12,834,046
Net realized loss on:
  Securities transactions..........           --             --    (3,633,391)
Net change in unrealized gain
  (loss) of:
  Securities.......................           --             --     1,332,627
                                     ------------  ------------  ------------
Net increase in net assets
  resulting
  from operations..................   23,408,143     15,824,444    10,533,282
Distributions to shareholders from:
  Net investment income............  (23,408,143)   (15,824,444)  (12,979,062)
Net increase (decrease) in net
  assets from
  capital share transactions.......    7,834,320     87,101,682   (54,146,365)
                                     ------------  ------------  ------------
Net increase (decrease) in net
  assets...........................    7,834,320     87,101,682   (56,592,145)
NET ASSETS:
Beginning of year..................  405,907,448    350,032,482   230,684,188
                                     ------------  ------------  ------------
End of year........................  $413,741,768  $437,134,164  $174,092,043
                                     ============  ============  ============

                       See Notes to Financial Statements.
                                 ----- 24 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                       SMALL
                                      STRATEGIC    CAPITALIZATION   LARGE CAP
                                        EQUITY         VALUE          VALUE
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                     ------------  --------------  -----------
Net investment income..............  $  1,589,035   $  3,320,141   $   227,150
Net realized gain (loss) on:
  Securities transactions including
    options........................    (2,463,261)    26,295,893     1,427,131
Net change in unrealized gain
  (loss) of:
  Securities including options.....   (38,061,456)   (19,904,095)   (3,702,620)
                                     ------------   ------------   -----------
Net increase (decrease) in net
  assets resulting
  from operations..................   (38,935,682)     9,711,939    (2,048,339)
Distributions to shareholders from:
  Net investment income:
    Advisor Class..................    (1,906,610)    (2,964,830)     (237,838)
    Institutional Class............            --       (366,495)           --
  Net realized gain on investments:
    Advisor Class..................            --    (23,905,659)   (1,424,605)
    Institutional Class............            --     (3,341,844)           --
  Tax Return of capital:
    Advisor Class..................            --     (1,093,601)           --
    Institutional Class............            --       (163,412)           --
Net decrease in net assets from
  capital share transactions.......    (3,918,919)      (569,115)   (3,537,890)
                                     ------------   ------------   -----------
Net decrease in net assets.........   (44,761,211)   (22,693,017)   (7,248,672)
NET ASSETS:
Beginning of year..................   168,564,362    269,748,263    21,250,682
                                     ------------   ------------   -----------
End of year........................  $123,803,151   $247,055,246   $14,002,010
                                     ============   ============   ===========

--------------------------------------------------------------------------------
                      FOR THE YEAR ENDED OCTOBER 31, 2000

                                                           SMALL
                                        STRATEGIC      CAPITALIZATION   LARGE CAP
                                          EQUITY           VALUE          VALUE
                                       PORTFOLIO(1)     PORTFOLIO(2)    PORTFOLIO
                                     ----------------  --------------  ------------
Net investment income..............    $  1,641,205     $  1,796,443   $    458,990
Net realized gain (loss) on:
  Securities transactions including
    options........................      20,742,547       36,726,329        (82,259)
Net change in unrealized gain
  (loss) of:
  Securities including options.....     (10,155,922)      15,619,176     (1,865,394)
                                       ------------     ------------   ------------
Net increase (decrease) in net
  assets resulting
  from operations..................      12,227,830       54,141,948     (1,488,663)
Distributions to shareholders from:
  Net investment income:
    Advisor Class..................      (1,666,526)      (1,535,621)      (435,627)
    Institutional Class............              --         (209,096)            --
  Net realized gain on investments:
    Advisor Class..................     (21,329,302)     (14,940,713)      (385,068)
    Institutional Class............              --       (1,612,216)            --
Net increase (decrease) in net
  assets from
  capital share transactions.......      30,548,682      (47,908,497)   (35,617,964)
                                       ------------     ------------   ------------
Net increase (decrease) in net
  assets...........................      19,780,684      (12,064,195)   (37,927,322)
NET ASSETS:
Beginning of year..................     148,783,678      281,812,458     59,178,004
                                       ------------     ------------   ------------
End of year........................    $168,564,362     $269,748,263   $ 21,250,682
                                       ============     ============   ============

------------

(1) On February 28, 2000, Tax Managed Equity Portfolio changed its name to Strategic Equity Portfolio.
(2) On February 28, 2000, Small Capitalization Equity Portfolio changed its name to Small Capitalization Value Portfolio.

                       See Notes to Financial Statements.
                                 ----- 25 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                          INSTITUTIONAL
                                          INTERNATIONAL   INTERNATIONAL
                                            PORTFOLIO       PORTFOLIO
                                          --------------  -------------
Net investment income...................  $   33,125,296  $  4,956,253
Net realized loss on:
  Securities transactions...............      (3,433,823)  (16,364,764)
  Foreign currency transactions.........      (2,893,913)   (1,934,656)
Net change in unrealized gain (loss) of:
  Securities............................    (273,515,543)  (50,692,999)
  Foreign currency translation..........          94,549        (6,755)
                                          --------------  ------------
Net decrease in net assets resulting
  from operations.......................    (246,623,434)  (64,042,921)
Distributions to shareholders from:
  Net investment income.................     (32,530,456)   (4,828,503)
  Tax Return of capital.................              --    (1,398,828)
Net increase in net assets from
  capital share transactions............      12,203,964   174,059,226
                                          --------------  ------------
Net increase (decrease) in net assets...    (266,949,926)  103,788,974
NET ASSETS:
Beginning of year.......................   1,486,087,846   171,343,197
                                          --------------  ------------
End of year.............................  $1,219,137,920  $275,132,171
                                          ==============  ============

--------------------------------------------------------------------------------
                      FOR THE YEAR ENDED OCTOBER 31, 2000

                                                          INSTITUTIONAL
                                          INTERNATIONAL   INTERNATIONAL
                                            PORTFOLIO       PORTFOLIO
                                          --------------  -------------
Net investment income...................  $   35,897,922  $  3,613,760
Net realized gain (loss) on:
  Securities transactions...............     132,207,211    18,438,456
  Foreign currency transactions.........      (5,323,364)   (1,050,281)
Net change in unrealized gain (loss) of:
  Securities............................    (221,615,725)  (34,123,669)
  Foreign currency translation..........        (135,265)      (19,725)
                                          --------------  ------------
Net decrease in net assets resulting
  from operations.......................     (58,969,221)  (13,141,459)
Distributions to shareholders from:
  Net investment income.................     (28,767,736)   (3,109,428)
  Net realized gain on investments......     (97,856,943)  (14,960,903)
Net increase in net assets from
  capital share transactions............     171,122,860    26,603,897
                                          --------------  ------------
Net decrease in net assets..............     (14,471,040)   (4,607,893)
NET ASSETS:
Beginning of year.......................   1,500,558,886   175,951,090
                                          --------------  ------------
End of year.............................  $1,486,087,846  $171,343,197
                                          ==============  ============

                       See Notes to Financial Statements.
                                 ----- 26 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                              SMALL
                                          CAPITALIZATION     CORE
                                              GROWTH         VALUE
                                            PORTFOLIO      PORTFOLIO
                                          --------------  -----------
Net investment income (loss)............   $ (1,128,903)  $   102,938
Net realized loss on:
  Securities transactions...............    (44,863,330)   (1,602,386)
Net change in unrealized gain (loss) of:
  Securities............................    (40,668,687)   (3,289,033)
                                           ------------   -----------
Net decrease in net assets resulting
  from operations.......................    (86,660,920)   (4,788,481)
Distributions to shareholders from:
  Net investment income.................             --      (113,631)
Net increase (decrease) in net assets
  from
  capital share transactions............      8,865,510    (2,204,043)
                                           ------------   -----------
Net decrease in net assets..............    (77,795,410)   (7,106,155)
NET ASSETS:
Beginning of year.......................    182,847,337    22,471,979
                                           ------------   -----------
End of year.............................   $105,051,927   $15,365,824
                                           ============   ===========

--------------------------------------------------------------------------------
                     FOR THE PERIOD ENDED OCTOBER 31, 2000

                                              SMALL
                                          CAPITALIZATION              CORE
                                              GROWTH                  VALUE
                                           PORTFOLIO(1)           PORTFOLIO(2)
                                          --------------  -----------------------------
Net investment income (loss)............   $   (603,888)           $    70,291
Net realized loss on:
  Securities transactions...............     (9,029,597)              (390,071)
Net change in unrealized gain (loss) of:
  Securities............................     12,316,319                805,482
                                           ------------            -----------
Net increase in net assets resulting
  from operations.......................      2,682,834                485,702
Distributions to shareholders from:
  Net investment income.................             --                (55,830)
Net increase in net assets from
  capital share transactions............    180,164,503             22,042,107
                                           ------------            -----------
Net increase in net assets..............    182,847,337             22,471,979
NET ASSETS:
Beginning of period.....................             --                     --
                                           ------------            -----------
End of period...........................   $182,847,337            $22,471,979
                                           ============            ===========

------------

(1)  Small Capitalization Growth Portfolio began operations on December 29,
     1999.
(2)  Core Value Portfolio began operations on February 28, 2000.

                       See Notes to Financial Statements.
                                 ----- 27 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                            STATEMENT OF CASH FLOWS
                          CORE FIXED INCOME PORTFOLIO
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                    OCTOBER 31, 2001
                                                    -----------------

Cash provided (used) by financing activities:
  Sales of capital shares.........................    $  16,899,252
  Repurchase of capital shares....................      (26,351,504)
                                                      -------------
  Cash used in capital share transactions.........       (9,452,252)

  Cash provided by borrowing, net of borrowings
    repaid ($16,748,125)..........................       (9,964,375)
  Dividends and distributions paid................      (10,046,775)
                                                      -------------
                                                        (29,463,402)

  Cash provided (used) by operations:
  Purchase of portfolio securities................     (240,870,736)
  Proceeds from sales of portfolio securities.....      241,084,019
  Net change in short term holdings...............       17,669,555
                                                      -------------
                                                         17,882,838
                                                      -------------

  Net investment income...........................       10,543,036
  Net change in receivables/payables
    related to operations.........................        1,035,866
                                                      -------------
                                                         11,578,902
                                                         29,461,740
                                                      -------------
  Net decrease in cash............................           (1,662)
  Cash, beginning of year.........................            1,662
                                                      -------------
  Cash, end of year...............................    $           0
                                                      =============

                       See Notes to Financial Statements.
                                 ----- 28 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                      GOVERNMENT CASH PORTFOLIO
                           ------------------------------------------------
                                   FOR THE YEARS ENDED OCTOBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------

Net asset value,
  beginning
  of year................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                           --------  --------  --------  --------  --------
Net investment income....     0.048     0.060     0.049     0.051     0.054
Distributions from net
  investment income......    (0.048)   (0.060)   (0.049)   (0.051)   (0.054)
                           --------  --------  --------  --------  --------

Net asset value, end
  of year................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                           ========  ========  ========  ========  ========

Total return(1)..........      4.86%     6.15%     5.00%     5.63%     5.53%
                           ========  ========  ========  ========  ========
Ratios to average net
  assets/
  Supplemental data:
Net assets, end of year
  (in 000's).............  $421,509  $413,742  $405,907  $430,165  $451,038
Ratio of operating
  expenses to
  average net assets.....      0.11%     0.11%     0.11%     0.11%     0.13%
Ratio of net investment
  income
  to average net
  assets.................      4.86%     5.96%     4.87%     5.41%     5.39%

------------

(1)  Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.
                                 ----- 29 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                      TAX-EXEMPT CASH PORTFOLIO
                           ------------------------------------------------
                                   FOR THE YEARS ENDED OCTOBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------

Net asset value,
  beginning
  of year................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                           --------  --------  --------  --------  --------
Net investment income....     0.029     0.038     0.030     0.034     0.034
Distributions from net
  investment income......    (0.029)   (0.038)   (0.030)   (0.034)   (0.034)
                           --------  --------  --------  --------  --------

Net asset value, end
  of year................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                           ========  ========  ========  ========  ========

Total return(1)..........      2.95%     3.88%     3.02%     3.41%     3.46%
                           ========  ========  ========  ========  ========
Ratios to average net
  assets/
  Supplemental data:
Net assets, end of year
  (in 000's).............  $541,881  $437,134  $350,032  $375,924  $280,950
Ratio of operating
  expenses to average net
  assets.................      0.11%     0.12%     0.12%     0.13%     0.14%
Ratio of net investment
  income
  to average net
  assets.................      2.88%     3.82%     2.97%     3.37%     3.40%

------------

(1)  Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.
                                 ----- 30 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                     CORE FIXED INCOME PORTFOLIO
                           ------------------------------------------------
                                   FOR THE YEARS ENDED OCTOBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------

Net asset value,
  beginning
  of year................  $  10.08  $  10.16  $  10.70  $  10.46  $  10.29
                           --------  --------  --------  --------  --------
Income from investment
  operations:
Net investment income....      0.65      0.69      0.63      0.64      0.68
Net realized and
  unrealized
  gain (loss) on
  investments............      0.82     (0.09)    (0.54)     0.24      0.17
                           --------  --------  --------  --------  --------

Total from investment
  operations.............      1.47      0.60      0.09      0.88      0.85
                           --------  --------  --------  --------  --------
Less Distributions from:
Net investment income....     (0.67)    (0.68)    (0.63)    (0.64)    (0.68)
                           --------  --------  --------  --------  --------

Total distributions......     (0.67)    (0.68)    (0.63)    (0.64)    (0.68)
                           --------  --------  --------  --------  --------

Net asset value, end
  of year................  $  10.88  $  10.08  $  10.16  $  10.70  $  10.46
                           ========  ========  ========  ========  ========

Total return(1)..........     15.09%     6.19%     0.91%     9.32%     8.63%
                           ========  ========  ========  ========  ========
Ratios to average net
  assets/
  Supplemental data:
Net assets, end of year
  (in 000's).............  $178,811  $174,092  $230,684  $258,986  $266,733
Ratio of operating
  expenses to average net
  assets.................      0.11%     0.14%     0.12%     0.11%     0.13%
Ratio of gross expenses
  to
  average net assets.....      0.63%     1.02%     0.55%     0.99%     0.43%
Ratio of net investment
  income
  to average net
  assets.................      6.19%     8.56%     6.08%     6.58%     6.67%
Portfolio turnover
  rate...................       138%      234%      191%       93%      307%

------------

(1)  Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.
                                 ----- 31 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                      STRATEGIC EQUITY PORTFOLIO
                           ------------------------------------------------
                                   FOR THE YEARS ENDED OCTOBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------

Net asset value,
  beginning
  of year................  $  21.19  $  22.70  $  20.69  $  20.11  $  16.79
                           --------  --------  --------  --------  --------
Income from investment
  operations:
Net investment income....      0.20      0.25      0.28      0.37      0.28
Net realized and
  unrealized
  gain (loss) on
  investments............     (5.09)     1.57      4.51      1.02      5.69
                           --------  --------  --------  --------  --------

Total from investment
  operations.............     (4.89)     1.82      4.79      1.39      5.97
                           --------  --------  --------  --------  --------
Less Distributions from:
Net investment income....     (0.24)    (0.25)    (0.28)    (0.36)    (0.28)
Net realized capital
  gains..................        --     (3.08)    (2.50)    (0.45)    (2.37)
                           --------  --------  --------  --------  --------

Total distributions......     (0.24)    (3.33)    (2.78)    (0.81)    (2.65)
                           --------  --------  --------  --------  --------

Net asset value, end
  of year................  $  16.06  $  21.19  $  22.70  $  20.69  $  20.11
                           ========  ========  ========  ========  ========

Total return(1)..........    (23.18)%     8.49%    23.88%     7.00%    36.39%
                           ========  ========  ========  ========  ========
Ratios to average net
  assets/
  Supplemental data:
Net assets, end of year
  (in 000's).............  $123,803  $168,564  $148,784  $152,601  $140,495
Ratio of operating
  expenses to
  average net assets.....      0.12%     0.14%     0.12%     0.12%     0.13%
Ratio of net investment
  income
  to average net
  assets.................      1.09%     1.00%     1.17%     1.71%     1.91%
Portfolio turnover
  rate...................        41%       47%       40%       52%       26%

------------

(1)  Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.
                                 ----- 32 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                            SMALL CAPITALIZATION VALUE PORTFOLIO ADVISOR SHARES
                           -----------------------------------------------------
                                      FOR THE YEARS ENDED OCTOBER 31,
                           -----------------------------------------------------
                             2001       2000       1999       1998       1997
                           ---------  ---------  ---------  ---------  ---------

Net asset value,
  beginning
  of year................  $  17.04   $  15.04   $  15.28   $  19.06   $  16.12
                           --------   --------   --------   --------   --------
Income from investment
  operations:
Net investment income....      0.23       0.11       0.20       0.19       0.38
Net realized and
  unrealized
  gain (loss) on
  investments............      0.45       3.07      (0.25)     (3.66)      6.32
                           --------   --------   --------   --------   --------

Total from investment
  operations.............      0.68       3.18      (0.05)     (3.47)      6.70
                           --------   --------   --------   --------   --------
Less Distributions from:
Net investment income....     (0.24)     (0.11)     (0.19)     (0.19)     (0.37)
Net realized capital
  gains..................     (1.83)     (1.07)        --      (0.12)     (3.39)
Tax Return of Capital....     (0.08)        --         --         --         --
                           --------   --------   --------   --------   --------

Total distributions......     (2.15)     (1.18)     (0.19)     (0.31)     (3.76)
                           --------   --------   --------   --------   --------

Net asset value, end
  of year................  $  15.57   $  17.04   $  15.04   $  15.28   $  19.06
                           ========   ========   ========   ========   ========

Total return(1)..........      3.84%     21.43%     (0.32)%   (18.35)%    41.80%
                           ========   ========   ========   ========   ========
Ratios to average net
  assets/
  Supplemental data:
Net assets, end of year
  (in 000's).............  $216,638   $242,395   $253,357   $307,596   $434,656
Ratio of operating
  expenses to
  average net assets.....      0.87%      0.90%      0.88%      0.76%      0.12%
Ratio of net investment
  income
  to average net
  assets.................      1.28%      0.62%      1.27%      1.07%      2.00%
Portfolio turnover
  rate...................        65%        67%        77%        42%        59%

------------

(1)  Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.
                                 ----- 33 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 SMALL CAPITALIZATION VALUE PORTFOLIO INSTITUTIONAL SHARES
                                -----------------------------------------------------------
                                                                          FOR THE PERIOD
                                   FOR THE YEARS ENDED OCTOBER 31,      JANUARY 2, 1998(1)
                                -------------------------------------        THROUGH
                                   2001         2000         1999        OCTOBER 31, 1998
                                -----------  -----------  -----------  --------------------

Net asset value, beginning
  of period...................    $ 17.01      $ 15.01      $ 15.29           $ 19.33
                                  -------      -------      -------           -------
Income from investment
  operations:
Net investment income.........       0.26         0.14         0.23              0.15
Net realized and unrealized
  gain (loss) on
  investments.................       0.46         3.06        (0.24)            (3.94)
                                  -------      -------      -------           -------

Total from investment
  operations..................       0.72         3.20        (0.01)            (3.79)
                                  -------      -------      -------           -------
Less Distributions from:
Net investment income.........      (0.22)       (0.13)       (0.27)            (0.13)
Net realized capital gains....      (1.83)       (1.07)          --             (0.12)
Tax Return of Capital.........      (0.08)          --           --                --
                                  -------      -------      -------           -------

Total distributions...........      (2.13)       (1.20)       (0.27)            (0.25)

Net asset value, end
  of period...................    $ 15.60      $ 17.01      $ 15.01           $ 15.29
                                  =======      =======      =======           =======

Total return(2)...............       4.08%       21.65%       (0.10)%          (19.69)%
                                  =======      =======      =======           =======
Ratios to average net assets/
  Supplemental data:
Net assets, end of period
  (in 000's)..................    $30,417      $27,353      $28,455           $31,794
Ratio of operating expenses to
  average net assets..........       0.66%        0.70%        0.68%             0.69%(3)
Ratio of net investment income
  to average net assets.......       1.44%        0.82%        1.47%             1.07%(3)
Portfolio turnover rate.......         65%          67%          77%               42%

------------

(1)  Commencement of operations.
(2)  Total return represents aggregate total return for the period indicated.
(3)  Annualized.

                       See Notes to Financial Statements.
                                 ----- 34 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                    LARGE CAP VALUE PORTFOLIO
                           -------------------------------------------
                                 FOR THE YEARS ENDED OCTOBER 31,
                           -------------------------------------------
                            2001     2000     1999     1998     1997
                           -------  -------  -------  -------  -------

Net asset value,
  beginning
  of year................  $ 11.03  $ 11.24  $ 11.77  $ 13.29  $ 11.68
                           -------  -------  -------  -------  -------
Income from investment
  operations:
Net investment income....     0.17     0.18     0.18     0.24     0.29
Net realized and
  unrealized
  gain (loss) on
  investments............    (1.49)   (0.15)    2.00     0.35     3.95
                           -------  -------  -------  -------  -------

Total from investment
  operations.............    (1.32)    0.03     2.18     0.59     4.24
                           -------  -------  -------  -------  -------
Less Distributions from:
Net investment income....    (0.18)   (0.16)   (0.19)   (0.25)   (0.29)
Net realized capital
  gains..................    (0.97)   (0.08)   (2.52)   (1.86)   (2.34)
                           -------  -------  -------  -------  -------

Total distributions......    (1.15)   (0.24)   (2.71)   (2.11)   (2.63)
                           -------  -------  -------  -------  -------

Net asset value, end
  of year................  $  8.56  $ 11.03  $ 11.24  $ 11.77  $ 13.29
                           =======  =======  =======  =======  =======

Total return(1)..........   (12.31)%    0.30%   19.59%    4.77%   36.55%
                           =======  =======  =======  =======  =======
Ratios to average net
  assets/
  Supplemental data:
Net assets, end of year
  (in 000's).............  $14,002  $21,251  $59,178  $66,620  $71,177
Ratio of operating
  expenses to
  average net assets.....     0.21%    0.23%    0.13%    0.12%    0.13%
Ratio of net investment
  income
  to average net
  assets.................     1.51%    1.50%    1.28%    1.74%    2.10%
Portfolio turnover
  rate...................      174%     108%     105%     132%     109%

------------

(1)  Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.
                                 ----- 35 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                            INTERNATIONAL PORTFOLIO
                           ----------------------------------------------------------
                                        FOR THE YEARS ENDED OCTOBER 31,
                           ----------------------------------------------------------
                              2001        2000        1999        1998        1997
                           ----------  ----------  ----------  ----------  ----------

Net asset value,
  beginning
  of year................  $    15.79  $    17.87  $    15.66  $    15.11  $    13.87
                           ----------  ----------  ----------  ----------  ----------
Income from investment
  operations:
Net investment income....        0.35        0.45        0.48        0.37        0.39
Net realized and
  unrealized
  gain (loss) on
  investments............       (2.91)      (1.09)       3.33        0.74        1.89
                           ----------  ----------  ----------  ----------  ----------

Total from investment
  operations.............       (2.56)      (0.64)       3.81        1.11        2.28
                           ----------  ----------  ----------  ----------  ----------
Less Distributions from:
Net investment income....       (0.34)      (0.33)      (0.57)      (0.40)      (0.35)
Net realized capital
  gains..................          --       (1.11)      (1.03)      (0.16)      (0.62)
In excess of net
  investment income......          --          --          --          --       (0.07)
                           ----------  ----------  ----------  ----------  ----------

Total distributions......       (0.34)      (1.44)      (1.60)      (0.56)      (1.04)
                           ----------  ----------  ----------  ----------  ----------

Net asset value, end
  of year................  $    12.89  $    15.79  $    17.87  $    15.66  $    15.11
                           ==========  ==========  ==========  ==========  ==========

Total return(1)..........      (16.34)%      (3.70)%      24.65%       7.44%      16.35%
                           ==========  ==========  ==========  ==========  ==========
Ratios to average net
  assets/
  Supplemental data:
Net assets, end of year
  (in 000's).............  $1,219,138  $1,486,088  $1,500,559  $1,135,192  $1,051,102
Ratio of operating
  expenses
  to average net
  assets.................        0.11%       0.11%       0.11%       0.13%       0.14%
Ratio of net investment
  income to average net
  assets.................        2.34%       2.30%       2.52%       2.32%       2.77%
Portfolio turnover
  rate...................          40%         36%         20%         19%         15%

------------

(1)  Total return represents aggretate total return for the period indicated.

                       See Notes to Financial Statements.
                                 ----- 36 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                               INSTITUTIONAL INTERNATIONAL PORTFOLIO
                           ----------------------------------------------
                                  FOR THE YEARS ENDED OCTOBER 31,
                           ----------------------------------------------
                             2001      2000      1999     1998     1997
                           --------  --------  --------  -------  -------

Net asset value,
  beginning
  of year................  $  15.10  $  17.82  $  15.53  $ 14.89  $ 13.67
                           --------  --------  --------  -------  -------
Income from investment
  operations:
Net investment income....      0.23      0.33      0.39     0.26     0.27
Net realized and
  unrealized
  gain (loss) on
  investments............     (2.86)    (1.37)     3.15     0.81     1.86
                           --------  --------  --------  -------  -------

Total from investment
  operations.............     (2.63)    (1.04)     3.54     1.07     2.13
                           --------  --------  --------  -------  -------
Less Distributions from:
Net investment income....     (0.16)    (0.24)    (0.40)   (0.28)   (0.22)
Net realized capital
  gains..................        --     (1.44)    (0.85)   (0.15)   (0.61)
In excess of net
  investment income......        --        --        --       --    (0.08)
Tax Return of Capital....     (0.06)       --        --       --       --
                           --------  --------  --------  -------  -------

Total distributions......     (0.22)    (1.68)    (1.25)   (0.43)   (0.91)
                           --------  --------  --------  -------  -------
Net asset value, end
  of year................  $  12.25  $  15.10  $  17.82  $ 15.53  $ 14.89
                           ========  ========  ========  =======  =======

Total return(1)..........    (17.45)%    (5.87)%    22.98%    7.26%   15.54%
                           ========  ========  ========  =======  =======
Ratios to average net
  assets/
  Supplemental data:
Net assets, end of year
  (in 000's).............  $275,132  $171,343  $175,951  $98,727  $81,659
Ratio of operating
  expenses to
  average net assets.....      0.83%     0.84%     0.86%    0.87%    0.87%
Ratio of net investment
  income
  to average net
  assets.................      1.71%     1.65%     1.83%    1.58%    1.94%
Portfolio turnover
  rate...................        53%       74%       20%      19%      15%

------------

(1)  Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.
                                 ----- 37 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SMALL CAPITALIZATION GROWTH
                                                        PORTFOLIO
                                          -------------------------------------
                                            FOR THE         FOR THE PERIOD
                                          YEAR ENDED     DECEMBER 29, 1999(1)
                                          OCTOBER 31,          THROUGH
                                             2001          OCTOBER 31, 2000
                                          -----------  ------------------------

Net asset value, beginning
  of period.............................   $   9.22            $  10.00
                                           --------            --------
Income from investment
  operations:
Net investment loss.....................         --               (0.03)
Net realized and unrealized
  loss on investments...................      (4.18)              (0.75)
                                           --------            --------

Total from investment
  operations............................      (4.18)              (0.78)
                                           --------            --------

Net asset value, end
  of period.............................   $   5.04            $   9.22
                                           ========            ========

Total return(2).........................     (45.34)%             (7.80)%
                                           ========            ========
Ratios to average net assets/
  Supplemental data:
Net assets, end of period
  (in 000's)............................   $105,052            $182,847
Ratio of operating expenses to
  average net assets....................       1.17%               1.23%(3)
Ratio of expenses in excess of income
  to average net assets.................      (0.83)%             (0.60)%(3)
Portfolio turnover rate.................         67%                 78%

------------

(1)  Commencement of operations.
(2)  Total return represents aggregate total return for the period indicated.
(3)  Annualized.

                       See Notes to Financial Statements.
                                 ----- 38 -----

                        --------------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  CORE VALUE PORTFOLIO
                                          -------------------------------------
                                            FOR THE         FOR THE PERIOD
                                          YEAR ENDED     FEBRUARY 28, 2000(1)
                                          OCTOBER 31,          THROUGH
                                             2001          OCTOBER 31, 2000
                                          -----------  ------------------------

Net asset value, beginning
  of period.............................    $ 10.48            $ 10.00
                                            -------            -------
Income from investment
  operations:
Net investment income...................       0.06               0.04
Net realized and unrealized
  gain (loss) on investments............      (2.49)              0.47
                                            -------            -------

Total from investment
  operations............................      (2.43)              0.51
                                            -------            -------
Less Distributions from:
Net investment income...................      (0.06)             (0.03)
                                            -------            -------

Total distributions.....................      (0.06)             (0.03)
                                            -------            -------

Net asset value, end
  of period.............................    $  7.99            $ 10.48
                                            =======            =======

Total return(2).........................     (23.24)%             5.10%
                                            =======            =======
Ratios to average net assets/
  Supplemental data:
Net assets, end of period
  (in 000's)............................    $15,366            $22,472
Ratio of operating expenses to
  average net assets....................       0.66%              0.74%(3)
Ratio of net investment income
  to average net assets.................       0.58%              0.53%(3)
Portfolio turnover rate.................        105%                62%

------------

(1)  Commencement of operations.
(2)  Total return represents aggregate total return for the period indicated.
(3)  Annualized.

                       See Notes to Financial Statements.
                                 ----- 39 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           GOVERNMENT CASH PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------
AGENCY DISCOUNT NOTES(1) -- 24.9%
             FEDERAL HOME LOAN BANK -- 21.3%
$75,000,000    2.30% due 11/5/01.............................................................  $ 74,980,833
 10,000,000    2.10% due 1/22/02.............................................................     9,952,167
  5,000,000    2.15% due 1/25/02.............................................................     4,974,618
                                                                                               ------------
                                                                                                 89,907,618
                                                                                               ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.6%
 15,000,000    3.36% due 11/15/01............................................................    14,980,400
                                                                                               ------------
             TOTAL AGENCY DISCOUNT NOTES
               (Cost $104,888,018)...........................................................   104,888,018
                                                                                               ------------
AGENCY NOTES -- 35.3%
             US GOVERNMENT AGENCIES & OBLIGATIONS -- 35.3%
             Federal Farm Credit Bank:
  5,000,000      3.35% due 12/3/01...........................................................     4,999,865
  5,000,000      6.625% due 2/1/02...........................................................     5,019,364
  5,000,000      3.95% due 5/28/02...........................................................     4,998,364
             Federal Home Loan Bank:
  3,000,000      7.125% due 11/15/01.........................................................     3,000,687
 10,000,000      5.12% due 1/16/02...........................................................    10,004,160
 18,250,000      4.875% due 1/22/02..........................................................    18,249,008
  5,000,000      6.75% due 2/1/02............................................................     5,039,896
  8,500,000      5.125% due 2/26/02..........................................................     8,543,801
 10,000,000      2.348% due 8/20/02..........................................................     9,999,346
  5,000,000      3.70% due 8/28/02...........................................................     5,000,000
  5,000,000      3.65% due 9/6/02............................................................     5,000,000
             Federal Home Loan Mortgage Corporation:
  6,000,000      4.75% due 12/14/01..........................................................     5,998,188
             Federal National Mortgage Association:
  4,000,000      5.00% due 11/2/01...........................................................     3,999,994
 23,625,000      6.625% due 1/15/02..........................................................    23,775,177
  5,000,000      7.55% due 4/22/02...........................................................     5,077,705
             Student Loan Marketing Association:
  6,000,000      2.459% due 11/15/01.........................................................     6,000,000
  3,000,000      2.509% due 12/14/01.........................................................     3,000,000
  6,000,000      2.389% due 12/20/01.........................................................     6,000,000
 10,000,000      2.269% due 1/17/02..........................................................    10,000,000
  5,000,000      2.239% due 4/18/02..........................................................     5,000,000
                                                                                               ------------
             TOTAL AGENCY NOTES
               (Cost $148,705,555)...........................................................   148,705,555
                                                                                               ------------
REPURCHASE AGREEMENTS -- 39.6%

                       See Notes to Financial Statements.
                                 ----- 40 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           GOVERNMENT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

REPURCHASE AGREEMENTS -- (CONTINUED)
$80,000,000  With Bear Stearns, Inc., dated 10/31/01, 2.62%, principal and interest in the amount of $80,005,822, due 11/01/01, (collateralized by FNR 1993-129 G with a par value of $69,883,000, coupon rate of 6.50%, due 12/25/07, market value of
               $71,101,467 and FHR 1683 FB with a par value of $9,195,000, coupon rate of
               3.51%, due 10/15/21, market value of $9,159,298)..............................  $ 80,000,000
 75,000,000  With Merrill Lynch, Inc., dated 10/31/01, 2.58%, principal and interest in the amount of $75,005,375, due 11/01/01, (collateralized by FNR 2001-6 PK with a par value of $50,000,000, coupon rate of 5.88%, due 12/25/22, market value of
               $50,416,290 and FHR 2102 TB with a par value of $24,727,000, coupon rate of
               6.00%, due 8/15/12, market value of $24,989,701)..............................    75,000,000
 12,054,201  With Prudential Securities, Inc., dated 10/31/01, 2.59%, principal and interest in the amount of $12,055,068, due 11/01/01, (collateralized by FHR 2212 A with a par value of $17,040,000, coupon rate of 7.00%, due 10/15/27, market value
               of $12,170,218)...............................................................    12,054,201
                                                                                               ------------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $167,054,201)...........................................................   167,054,201
                                                                                               ------------

TOTAL INVESTMENTS
  (Cost $420,647,774)(2)........................................................     99.8% $420,647,774
OTHER ASSETS IN EXCESS OF LIABILITIES...........................................      0.2       861,133
                                                                                  -------  ------------
NET ASSETS......................................................................    100.0% $421,508,907
                                                                                  =======  ============

------------

(1)  Rate represents annualized discount yield at date of purchase.
(2)  Aggregate cost for federal tax purposes.
Abbreviation:
FHR -- Federal Home Loan Mortgage Corporation
FNR -- Federal National Mortgage Association

                       See Notes to Financial Statements.
                                 ----- 41 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------
VARIABLE/FLOATING RATE NOTES(1) -- 98.3%
             DAILY VARIABLE/FLOATING RATE NOTES -- 51.0%
$ 1,000,000  Angelina & Neches River Authority, Texas, Industrial Development Corp., Solid
               Waste Disposal Revenue, Temple-Inland, Series D, (LOC: Bank of America),
               2.05% due 5/1/14..............................................................  $  1,000,000
  1,000,000  Beltrami County, Minnesota, Environmental Control Revenue Refunding, Northwood
               Panelboard Project, (LOC: Toronto-Dominion Bank),
               1.95% due 12/1/21.............................................................     1,000,000
  1,500,000  Calcasieu Parish, Louisiana, Industrial Development Board, Environmental Revenue
               Refunding, Olin Corp. Project, Series B, (LOC: Wachovia Bank),
               2.00% due 2/1/16..............................................................     1,500,000
  2,050,000  Clark County, Nevada, School Distict Revenue, Series B, (FSA Insured), (SPA:
               Bayerische Landesbank),
               1.99% due 6/15/21.............................................................     2,050,000
  4,500,000  Collier County, Florida, Health Facilities Authority, Hospital Revenue,
               Cleveland Clinic Health System, (SPA: Bank One N.A.),
               2.04% due 1/1/33..............................................................     4,500,000
 10,800,000  Connecticut State Health & Educational Facilities Authority, Edgehill Project,
               Series C, (LOC: KBC Bank N.V.),
               0.70% due 7/1/27..............................................................    10,800,000
  5,925,000  Cuyahoga County, Ohio, Hospital Revenue, University Hospital of Cleveland, (LOC:
               Chase Manhattan Bank),
               1.99% due 1/1/16..............................................................     5,925,000
  6,235,000  Dade County, Florida, Industrial Development Authority, Pollution Control
               Revenue Refunding, Florida Power & Light Co. Project,
               2.05% due 4/1/20..............................................................     6,235,000
 10,400,000  Delaware County, Pennsylvania, Industrial Development Authority, Airport
               Facilities Revenue, United Parcel Service Project,
               1.99% due 12/1/15.............................................................    10,400,000
  2,200,000  District of Columbia, General Fund Recovery, Series B-3, (LOC: Bank of America),
               2.25% due 6/1/03..............................................................     2,200,000
  2,550,000  Farmington, New Mexico, Pollution Control Revenue Refunding, Arizona Public
               Service Co. Four Corners Project, Series B, (LOC: Barclays Bank PLC),
               2.05% due 9/1/24..............................................................     2,550,000

                       See Notes to Financial Statements.
                                 ----- 42 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

VARIABLE/FLOATING RATE NOTES(1) -- (CONTINUED)
            DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$ 2,700,000  Forsyth/Rosebud County, Montana, Pollution Control Revenue, Pacificorp Project,
               (LOC: Rabobank Nederland),
               2.15% due 1/1/18..............................................................  $  2,700,000
  7,900,000  Hapeville, Georgia, Development Authority, Industrial Development Revenue,
               Hapeville Hotel Limited Project, (LOC: Deutsche Bank A.G.),
               1.95% due 11/1/15.............................................................     7,900,000
  2,000,000  Harris County, Texas, Health Facilities Development Authority, Hospital Revenue,
               Children's Hospital Project, Series B-1, (MBIA Insured), (SPA: Morgan
               Guaranty Trust),
               2.05% due 10/1/29.............................................................     2,000,000
 11,900,000  Idaho State Health Facility Authority, Revenue, St. Luke's Medical Center
               Project, (FSA Insured),
               2.04% due 7/1/30..............................................................    11,900,000
  2,600,000  Illinois State Development Finance Authority, Revenue, Olin Corp Project,
               Series D, (LOC: Wachovia Bank),
               2.00% due 3/1/16..............................................................     2,600,000
  6,000,000  Irvine Ranch, California, Water District, (LOC: Toronto-Dominion Bank),
               1.65% due 6/1/15..............................................................     6,000,000
 10,300,000  Irvine, California, Limited Obligations, Assessment District No. 93-14, Limited
               Obligation Improvement Bonds, (LOC: Bank of America N.A.),
               1.80% due 9/2/25..............................................................    10,300,000
  1,000,000  Jackson County, Mississippi, Port Facility Revenue Refunding, Chevron USA Inc.
               Project,
               2.05% due 6/1/23..............................................................     1,000,000
  5,800,000  Jacksonville, Florida, Pollution Control Revenue Refunding, Florida Power &
               Light Co. Project,
               2.05% due 5/1/29..............................................................     5,800,000
  5,300,000  Kansas City, Missouri, Industrial Development Authority, Hospital Revenue,
               Research Health Services Systems, (MBIA Insured), (SPA: Bank of America),
               2.15% due 4/15/15.............................................................     5,300,000
  7,400,000  Kansas State Department of Transportation Highway Revenue, Series B-2,
               1.99% due 9/1/20..............................................................     7,400,000
  6,200,000  Kansas State Department of Transportation Highway Revenue, Series B-1,
               1.99% due 9/1/20..............................................................     6,200,000

                       See Notes to Financial Statements.
                                 ----- 43 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

VARIABLE/FLOATING RATE NOTES(1) -- (CONTINUED)
            DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$ 6,045,000  La Crosse, Wisconsin, Pollution Control Revenue Refunding, Dairyland Power
               Cooperative, Project-A, (AMBAC Insured),
               1.95% due 9/1/14..............................................................  $  6,045,000
  5,500,000  La Crosse, Wisconsin, Pollution Control Revenue Refunding, Dairyland Power
               Cooperative, Project-B, (AMBAC Insured),
               1.95% due 2/1/15..............................................................     5,500,000
  3,400,000  Lehigh County, Pennsylvania, General Purpose Authority, Lehigh Valley Hospital,
               Series A, (AMBAC Insured), (SPA: Chase Manhattan Bank),
               2.04% due 7/1/28..............................................................     3,400,000
  6,900,000  Lincoln County, Wyoming, Pollution Control Revenue, Exxon Project-B,
               1.99% due 11/1/14.............................................................     6,900,000
  1,900,000  Los Angeles, California, Regional Airports Improvement Corp. Lease Revenue,
               American Airlines, Series B, (LOC: Bayerische Landesbank),
               2.04% due 12/1/24.............................................................     1,900,000
  4,000,000  Los Angeles, California, Regional Airports Improvement Corp., Airport Revenue,
               American Airlines International Project, Series C, (LOC: Bayerische
               Landesbank),
               2.04% due 12/1/24.............................................................     4,000,000
  2,500,000  Los Angeles, California, Regional Airports Improvement Corp., Airport Revenue,
               American Airlines International Project, Series D, (LOC: Bayerische
               Landesbank),
               2.04% due 12/1/24.............................................................     2,500,000
  7,500,000  Los Angeles, California, Regional Airports Improvement Corp., Lease Revenue,
               Sublease - Los Angeles International Airport, LAX Two Corp., (LOC: Societe
               Generale),
               2.05% due 12/1/25.............................................................     7,500,000
  4,100,000  Maricopa County, Arizona, Pollution Control Corp., Pollution Control Revenue
               Refunding, Arizona Public Service Co., Series D, (LOC: Bank of America NT &
               SA),
               1.95% due 5/1/29..............................................................     4,100,000
  1,100,000  Maricopa County, Arizona, Pollution Control Corp., Pollution Control Revenue
               Refunding, Arizona Public Service Co., Series E, (LOC: Bank of America NT &
               SA),
               2.00% due 5/1/29..............................................................     1,100,000
  4,100,000  Maricopa County, Arizona, Pollution Control Revenue Refunding, Arizona Public
               Service Co. Project, Series B,
               2.10% due 5/1/29..............................................................     4,100,000

                       See Notes to Financial Statements.
                                 ----- 44 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

VARIABLE/FLOATING RATE NOTES(1) -- (CONTINUED)
            DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$ 2,100,000  Marshall County, West Virginia, Refunding, Bayer Corp. Project, CMO,
               2.05% due 3/1/09..............................................................  $  2,100,000
  2,320,000  Massachusetts State Health & Educational Facilities Authority, Revenue, Capital
               Asset Program, Series C, (MBIA Insured), (SPA: State Street Bank & Trust Co.),
               2.05% due 7/1/05..............................................................     2,320,000
  6,300,000  Massachusetts State Health & Educational Facilities Authority, Revenue, Capital
               Assets Program, Series D, (MBIA Insured), (SPA: State Street Bank & Trust
               Co.),
               1.95% due 1/1/35..............................................................     6,300,000
  2,300,000  Massachusetts State, Central Artery, General Obligations, Series A, (SPA:
               Landesbank Hessen-Thuer.),
               2.05% due 12/1/30.............................................................     2,300,000
  5,460,000  Metropolitan Nashville Airport Authority, Special Facility Revenue, American
               Airlines Project, Series A, (LOC: Credit Suisse First Boston),
               2.00% due 10/1/12.............................................................     5,460,000
  3,200,000  New York City, New York, General Obligations, Series B, Subseries B-4, (MBIA
               Insured), (SPA: Credit Agricole, Indosez),
               1.95% due 8/15/23.............................................................     3,200,000
  2,000,000  New York City, New York, General Obligations, Series B, Subseries B-7, (AMBAC
               Insured), (SPA: Morgan Guaranty Trust),
               1.95% due 8/15/18.............................................................     2,000,000
             New York City, New York, General Obligations, Subseries B-2, (LOC: Morgan
               Guaranty Trust):
  3,800,000    1.90% due 8/15/19.............................................................     3,800,000
  1,300,000    1.90% due 8/1/21..............................................................     1,300,000
    500,000  New York City, New York, Municipal Water Finance Authority, Water & Sewer System
               Revenue, Series C, (FGIC Insured), (SPA: FGIC),
               1.95% due 6/15/22.............................................................       500,000
 10,950,000  New York State Thruway Authority, (FGIC Insured),
               1.95% due 1/1/24..............................................................    10,950,000
  7,440,000  Newport Beach, California, Hoag Mem. Presbyterian Hospital Revenue, (SPA: Bank
               of America N.A.),
               1.65% due 10/1/22.............................................................     7,440,000
    500,000  North Carolina State Medical Care Commission, The Givens Estates Inc. Project,
               (LOC: First Union National Bank),
               2.05% due 12/1/26.............................................................       500,000

                       See Notes to Financial Statements.
                                 ----- 45 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

VARIABLE/FLOATING RATE NOTES(1) -- (CONTINUED)
            DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$ 8,050,000  North Central, Texas, Health Facilities Development Corp., Hospital Revenue,
               Dallas Methodist Hospitals Project, Series B, (MBIA Insured), (LOC: Rabobank
               Nederland),
               2.05% due 10/1/15.............................................................  $  8,050,000
  4,580,000  North Central, Texas, Health Facilities Development Corp., Hospital Revenue,
               Presbyterian Medical Center Project, Series D, (MBIA Insured), (SPA: Chase
               Manhattan Bank),
               2.05% due 12/1/15.............................................................     4,580,000
  1,800,000  Orange County, California, Sanitation District, Certificates of Participation,
               Series B, (SPA: Credit Local de France),
               1.65% due 8/1/30..............................................................     1,800,000
  9,100,000  Port of Portland, Oregon, Pollution Control Revenue, Reynolds Metals Project,
               DATES, (LOC: San Paolo Bank),
               1.99% due 12/1/09.............................................................     9,100,000
  3,450,000  Raleigh Durham, North Carolina, Airport Authority, American Airlines, Special
               Facilities Revenue Refunding, Series A, (LOC: Bank of America N.A.),
               2.05% due 11/1/15.............................................................     3,450,000
  8,850,000  Roanoke, Virginia, Industrial Development Authority, Hospital Revenue, Carilion
               Health System Obligated Group, Series B, (LOC: Bank of America N.A.),
               2.05% due 7/1/27..............................................................     8,850,000
    700,000  Roanoke, Virginia, Industrial Development Authority, Hospital Revenue, Roanoke
               Memorial Hospitals, Series D, (SPA: First Union National Bank),
               2.05% due 7/1/19..............................................................       700,000
  2,139,000  Roseville, Minnesota, Berger Transfer & Storage Project, Series F, (LOC: Wells
               Fargo Bank N.A.),
               2.15% due 12/1/15.............................................................     2,139,000
  2,700,000  Southern California Metropolitan Water District, General Obligations,
               Series B-3, (SPA: Westdeutsche Landesbank),
               1.60% due 7/1/35..............................................................     2,700,000
  1,250,000  St. Lawrence County, New York, Industrial Development Agency, Industrial
               Development Revenue, Reynolds Metals Project, DATES, (LOC: San Paolo Bank),
               1.95% due 12/1/07.............................................................     1,250,000
  9,500,000  St. Lucie County, Florida, Pollution Control Revenue Refunding, Florida Power &
               Light Project,
               2.10% due 9/1/28..............................................................     9,500,000

                       See Notes to Financial Statements.
                                 ----- 46 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

VARIABLE/FLOATING RATE NOTES(1) -- (CONTINUED)
            DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$ 2,900,000  Texas State, Gulf Coast Waste Disposal Authority, Environmental Revenue
               Refunding, Exxon Project,
               1.99% due 10/1/24.............................................................  $  2,900,000
  5,700,000  Unita County, Wyoming, Pollution Control Revenue Refunding, Chevron USA Inc.
               Project,
               2.00% due 8/15/20.............................................................     5,700,000
  2,000,000  Valdez, Alaska, Marine Terminal Revenue, Exxon Pipeline Co. Project,
               2.00% due 10/1/25.............................................................     2,000,000
  1,100,000  Washington State Health Care Facilities Authority, Fred Hutchinson Cancer
               Research Center, Series A, (LOC: Morgan Guaranty Trust),
               2.15% due 1/1/18..............................................................     1,100,000
                                                                                               ------------
             TOTAL DAILY VARIABLE/FLOATING RATE NOTES
               (Cost $276,294,000)...........................................................   276,294,000
                                                                                               ------------
             WEEKLY VARIABLE/FLOATING RATE NOTES -- 45.6%
    900,000  Alabama State Special Care Facilities Financing Authority, Hospital Revenue,
               Birmingham Hospital Project, (FGIC Insured), (SPA: Barclay's Bank),
               1.98% due 4/1/15..............................................................       900,000
  5,605,000  Bexar County, Texas, Housing Finance Corp., Multi Family Housing Revenue, Aamha
               LLC Project, (Backed by FNMA),
               2.10% due 12/15/25............................................................     5,605,000
  7,960,000  Burke County, Georgia, Development Authority, Pollution Control Revenue,
               Oglethorpe Power Corp., Series A, (FGIC Insured), (SPA: Credit Local de
               France),
               1.95% due 1/1/19..............................................................     7,960,000
    800,000  California State Health Facilities Financing Authority Revenue, Children's
               Hospital of Orange County Project, (MBIA Insured), (SPA: Rabobank Nederland
               N.V.),
               1.80% due 11/1/21.............................................................       800,000
  3,720,000  Charlotte, North Carolina, Airport Revenue Refunding, Series A, (MBIA Insured),
               (SPA: Commerzbank A.G.),
               1.90% due 7/1/16..............................................................     3,720,000
    980,000  Chicago, Illinois, O'Hare International Airport Revenue, General Airport 2nd
               Lien - A, (LOC: Societe Generale),
               1.93% due 1/1/15..............................................................       980,000
  1,000,000  Chicago, Illinois, O'Hare International Airport Revenue, General Airport 2nd
               Lien - B, (LOC: Societe Generale),
               1.93% due 1/1/15..............................................................     1,000,000

                       See Notes to Financial Statements.
                                 ----- 47 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

VARIABLE/FLOATING RATE NOTES(1) -- (CONTINUED)
            WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$ 6,000,000  Clark County, Nevada, Airport Revenue, Sub Lien, Series B-2, (LOC: Bayerische
               Landesbank),
               1.90% due 7/1/29..............................................................  $  6,000,000
  1,355,000  Clayton County, Georgia, Housing Authority, Multi Family Housing Revenue
               Refunding, Huntington Woods Apartments Project, Series A, (FSA Insured), (SPA:
               Societe Generale),
               2.00% due 1/1/21..............................................................     1,355,000
  1,000,000  Clayton County, Georgia, Housing Authority, Multi Family Housing Revenue
               Refunding, Kimberly Forest Apartments Project, Series B, (FSA Insured), (SPA:
               Societe Generale),
               2.00% due 1/1/21..............................................................     1,000,000
  1,100,000  Clayton County, Georgia, Housing Authority, Multi Family Housing Revenue
               Refunding, Kings Arms Apartments Project, Series D, (FSA Insured), (SPA:
               Societe Generale),
               2.00% due 1/1/21..............................................................     1,100,000
  2,335,000  Clayton County, Georgia, Housing Authority, Multi Family Housing Revenue
               Refunding, Ten Oaks Apartments Project, Series F, (FSA Insured), (SPA: Societe
               Generale),
               2.00% due 1/1/21..............................................................     2,335,000
  1,565,000  Colorado State Educational & Cultural Facilities Authority, National Cable
               Television Center Project, (LOC: Wells Fargo Bank N.A.),
               2.15% due 10/1/06.............................................................     1,565,000
  1,700,000  Colton, California, Redevelopment Agency, Multi Family Revenue, Series A, (LOC:
               Federal Home Loan Bank),
               1.60% due 5/1/10..............................................................     1,700,000
 10,100,000  Connecticut State Health & Educational Facilities Authority, Yale University
               Project, Series T-2,
               1.90% due 7/1/29..............................................................    10,100,000
  9,200,000  Connecticut State, General Obligations, Series B, (SPA: Bayerische Landesbank),
               2.00% due 5/15/14.............................................................     9,200,000
    980,000  Dade County, Florida, Aviation Revenue, Series A, VRD, (LOC: Morgan Guaranty
               Trust),
               1.95% due 10/1/09.............................................................       980,000
  5,000,000  Dauphin County, Pennsylvania, General Authority, (AMBAC Insured), (LOC: Bank of
               Nova Scotia),
               2.10% due 6/1/26..............................................................     5,000,000
  2,600,000  Dauphin County, Pennsylvania, General Authority, School District Pooled
               Financing Program II, (AMBAC Insured),
               2.10% due 9/1/32..............................................................     2,600,000

                       See Notes to Financial Statements.
                                 ----- 48 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

VARIABLE/FLOATING RATE NOTES(1) -- (CONTINUED)
            WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$ 1,000,000  Delaware State, River & Bay Authority Development Revenue, Series A, (AMBAC
               Insured), (LOC: Credit Locale de France),
               1.90% due 1/1/30..............................................................  $  1,000,000
  1,900,000  Durham, North Carolina, Public Improvement, (SPA: Wachovia Bank),
               2.15% due 2/1/13..............................................................     1,900,000
  6,900,000  Emmaus, Pennsylvania, General Authority, (FSA Insured), (SPA: First Union
               National Bank),
               2.00% due 12/1/28.............................................................     6,900,000
    600,000  Fairfax County, Virginia, Industrial Development Authority Revenue, Fairfax
               Hospital Project, Series C,
               2.18% due 10/1/25.............................................................       600,000
  3,000,000  Florida State Housing Finance Agency, Multi Family Housing Revenue, Buena Vista
               Project, (FHLMC Insured), (LOC: First Union National Bank & Barclays Bank
               PLC),
               1.86% due 11/1/07.............................................................     3,000,000
  2,000,000  Gloucester County, New Jersey, Pollution Control Financing Authority, Revenue
               Refunding, Mobil Oil Refining Co. Project,
               1.55% due 12/1/03.............................................................     2,000,000
  2,400,000  Hamilton County, Ohio, Hospital Facilities Revenue, Health Alliance of Greater
               Cincinnati, Series E, (MBIA Insured), (SPA: Credit Suisse First Boston),
               1.93% due 1/1/18..............................................................     2,400,000
  8,000,000  Honolulu City & County, Hawaii, General Obligations, Series A, (LOC: Landesbank
               Hessen-Thuer.),
               1.93% due 1/1/11..............................................................     8,000,000
  1,800,000  Honolulu City & County, Hawaii, General Obligations, Series A, (LOC: Landesbank
               Hesses-Thuer.),
               1.93% due 1/1/10..............................................................     1,800,000
  2,600,000  Illinois State Health Facilities Authority, Hospital Revenue, Decatur Memorial
               Hospital Project, Series A, (MBIA Insured), (SPA: Bank One),
               1.98% due 11/15/24............................................................     2,600,000
    600,000  Illinois State Health Facilities Authority, Hospital Revenue, Swedish Hospital
               Covenant Project, (AMBAC Insured), (SPA: Bank One),
               2.05% due 8/1/25..............................................................       600,000
  5,900,000  Illinois State Housing Development Authority, Housing Revenue, Illinois Center
               Apartments Project, (Met Life Insured), (LOC: KBC Bank),
               1.86% due 1/1/08..............................................................     5,900,000

                       See Notes to Financial Statements.
                                 ----- 49 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

VARIABLE/FLOATING RATE NOTES(1) -- (CONTINUED)
            WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$ 1,740,000  Indiana State Health Facilities Financing Authority, Revenue Refunding,
               Pathfinder Services Inc. Project, (LOC: Wells Fargo Bank N.A.),
               2.15% due 11/1/19.............................................................  $  1,740,000
  2,100,000  Iowa State Higher Education Loan Authority, Education Loan Revenue, Private
               College Facility, ACES, (MBIA Insured), (SPA: Chase Manhattan Bank),
               2.05% due 12/1/15.............................................................     2,100,000
  7,440,000  Kentucky State, Area Development Districts, Revenue, Ewing Project, (LOC: First
               Union National Bank), (SPA: First Union National Bank),
               2.20% due 6/1/33..............................................................     7,440,000
  1,000,000  Knox County, Tennessee, Industrial Development Board, Professional Plaza, (FGIC
               Insured), (LOC: BankBoston N.A.),
               2.10% due 12/1/14.............................................................     1,000,000
  8,000,000  Lisle & Dupage Counties, Illinois, Multi Family Housing Revenue Refunding, Four
               Lakes Phase V Project, (FNMA Insured),
               1.95% due 9/15/26.............................................................     8,000,000
  2,500,000  Los Angeles County, California, Pension Obligation, Refunding, Series C, (AMBAC
               Insured), (SPA: Bank of Nova Scotia),
               1.70% due 6/30/07.............................................................     2,500,000
  3,115,000  Los Angeles, California, Multi-Family Revenue, Series K, (FHLB),
               1.80% due 7/1/10..............................................................     3,115,000
  4,000,000  Louisiana State Public Facilities Authority, Multi Family Mortgage Revenue
               Refunding, Emberwood Apartments Project, (GE Capital Insured),
               1.95% due 10/1/22.............................................................     4,000,000
  2,900,000  Louisiana State Public Facilities Authority, Revenue, College & University
               Equipment & Capital, Series A, (FGIC Insured), (SPA: Societe Generale),
               2.00% due 9/1/10..............................................................     2,900,000
  7,600,000  Massachusetts State Health & Educational Facilities Authority Revenue, Amherst
               College Project, Series F, (Government of Institution Insured),
               1.55% due 11/1/26.............................................................     7,600,000
  5,000,000  Massachusetts State Health & Educational Facilities Authority Revenue, Boston
               University Project, Series H, (LOC: State Street Bank & Trust Co.),
               1.50% due 12/1/15.............................................................     5,000,000

                       See Notes to Financial Statements.
                                 ----- 50 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

VARIABLE/FLOATING RATE NOTES(1) -- (CONTINUED)
            WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$   700,000  Massachusetts State Health & Educational Facilities Authority Revenue, Capital
               Asset Program, Series G-1, (MBIA Insured), (SPA: Credit Suisse),
               2.10% due 1/1/19..............................................................  $    700,000
  1,000,000  Massachusetts State Housing Finance Agency, Revenue Refunding, Multi Family
               Housing Project, Series A, (FNMA Insured),
               1.85% due 1/15/10.............................................................     1,000,000
  9,500,000  Massachusetts State Water Resource Authority, General Obligations, Series B,
               (Government of Authority Insured), (LOC: Landesbank Hessen-Thuer.),
               1.75% due 8/1/28..............................................................     9,500,000
  5,400,000  Mecklenburg County, North Carolina, Series C, (SPA: First Union National Bank),
               2.10% due 2/1/18..............................................................     5,400,000
  1,300,000  Michigan State, Strategic Fund, Industrial Development Revenue, Allen Group Inc.
               Project, (LOC: Dresdner Bank A.G.),
               1.85% due 11/1/25.............................................................     1,300,000
  6,700,000  Missouri State Health & Educational Facilities Authority, Christian Health
               Services, Series B, (LOC: Morgan Guaranty Trust),
               1.95% due 12/1/19.............................................................     6,700,000
  5,000,000  Moffat County, Colorado, Pollution Control Revenue, Electric Utilities, (AMBAC
               Insured), (SPA: Societe Generale),
               2.05% due 7/1/10..............................................................     5,000,000
  5,400,000  Montgomery County, Maryland, Housing Opportunities Commission, Housing Revenue,
               Falklands Project, Series B, (Conn. General Life),
               1.86% due 8/1/15..............................................................     5,400,000
  1,500,000  Mountain View/Santa Clara County, California, Mariposa Project, Series A, (FGIC
               Insured),
               1.80% due 3/1/17..............................................................     1,500,000
  4,200,000  New Jersey State Turnpike Authority Revenue, Series D, (FGIC Insured), (LOC:
               Societe Generale),
               1.75% due 1/1/18..............................................................     4,200,000
  7,600,000  New York City, New York, Transitional Finance Authority, Revenue, Future Tax
               Secured, Series A-1, (LOC: Commerzbank),
               1.80% due 11/15/28............................................................     7,600,000

                       See Notes to Financial Statements.
                                 ----- 51 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

VARIABLE/FLOATING RATE NOTES(1) -- (CONTINUED)
            WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$ 4,300,000  New York State Housing Finance Agency Revenue, Liberty View Apartments Project,
               Series A, (FNMA Insured),
               1.70% due 11/15/19............................................................  $  4,300,000
 11,800,000  New York State, Local Government Assistance Corp., Series B, (Government of
               Corp. Insured), (LOC: Westdeutsche Landesbank 50%, Bayerische Landesbank 50%),
               1.70% due 4/1/23..............................................................    11,800,000
  3,335,000  North Carolina State Educational Facilities Finance Agency, Revenue, Greensboro
               College Project, (Government of Institution Insured), (LOC: Bank of America
               N.A.),
               1.95% due 9/1/27..............................................................     3,335,000
  4,500,000  North Carolina State Medical Care Commission, Hospital Revenue, Duke University
               Hospital Project, Series C, (SPA: Wachovia Bank),
               2.05% due 6/1/15..............................................................     4,500,000
    900,000  Ohio State, University General Receipts,
               2.00% due 12/1/07.............................................................       900,000
  3,250,000  Port Kalama, Washington, Public Corp., Conagra Inc. Project, (LOC: Morgan
               Guaranty Trust),
               2.05% due 1/1/04..............................................................     3,250,000
  2,140,000  Scottsdale, Arizona, Industrial Development Authority, Hospital Revenue,
               Scottsdale Memorial Health System Project, Series B, (AMBAC Insured), (SPA:
               Credit Local de France),
               1.90% due 9/1/22..............................................................     2,140,000
  1,870,000  Texas State Higher Education Authority, Educational Equipment & Improvement
               Revenue, Series B, (FGIC Insured),
               2.00% due 12/1/25.............................................................     1,870,000
  4,200,000  Tulsa, Oklahoma, Industrial Authority Revenue Refunding, University of Tulsa,
               Series B, (MBIA Insured), (SPA: Credit Local de France),
               2.00% due 10/1/26.............................................................     4,200,000
  2,120,000  University of Utah, Utah, University Revenue, Auxiliary & Campus Facilities,
               Series A, (SPA: Bank of Nova Scotia),
               2.05% due 4/1/27..............................................................     2,120,000
  4,200,000  Washington State Housing Finance Commission, Multi Family Mortgage Revenue
               Refunding, Pacific First Federal Savings Bank Project, Series A, (Federal Home
               Loan Bank),
               2.05% due 7/1/20..............................................................     4,200,000
  3,900,000  Washington State, General Obligations, Series VR-96A, (SPA: Landesbank
               Hessen-Thuer.),
               1.86% due 6/1/20..............................................................     3,900,000

                       See Notes to Financial Statements.
                                 ----- 52 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

VARIABLE/FLOATING RATE NOTES(1) -- (CONTINUED)
            WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$ 4,800,000  Washington State, Suburban Sanitation District, BAN, (Westdeutsche Landesbank),
               2.00% due 8/1/04..............................................................  $  4,800,000
  1,700,000  Webster County, Iowa, Educational Facilities Revenue, Saint Edmond Project,
               (LOC: Wells Fargo Bank N.A.),
               2.15% due 7/1/20..............................................................     1,700,000
                                                                                               ------------
             TOTAL WEEKLY VARIABLE/FLOATING RATE NOTES
               (Cost $247,310,000)...........................................................   247,310,000
                                                                                               ------------
             MONTHLY VARIABLE/FLOATING RATE NOTES -- 1.7%
  8,955,000  Ohio State Water Development Authority, Revenue Refunding, Duquesne Co. Project,
               (AMBAC Insured), (SPA: Bank of New York),
               2.00% due 11/1/29.............................................................     8,955,000
                                                                                               ------------
             TOTAL MONTHLY VARIABLE/FLOATING RATE NOTES
               (Cost $8,955,000).............................................................     8,955,000
                                                                                               ------------
             TOTAL VARIABLE/FLOATING RATE NOTES
               (Cost $532,559,000)...........................................................   532,559,000
                                                                                               ------------
FIXED RATE BONDS -- 1.7%
  1,000,000  Tampa Bay, Florida, Allegany Health System-St. Joseph Project, Prerefunded -
               12/1/01 @ $102, (MBIA Insured):
               6.75% due 12/1/17.............................................................     1,022,545
  3,000,000  Douglas County, Colorado, School District Revenue, Douglas and Elbert Counties:
               3.50% due 6/28/02.............................................................     3,020,867
  5,000,000  Texas State, TRAN, Series A-L32:
               3.75% due 8/29/02.............................................................     5,052,734
                                                                                               ------------
             TOTAL FIXED RATE BONDS
               (Cost $9,096,146).............................................................     9,096,146
                                                                                               ------------

TOTAL INVESTMENTS
  (Cost $541,655,146)(2)........................................................    100.0% $541,655,146
OTHER ASSETS IN EXCESS OF LIABILITIES...........................................      0.0       225,804
                                                                                  -------  ------------
NET ASSETS......................................................................    100.0% $541,880,950
                                                                                  =======  ============

                       See Notes to Financial Statements.
                                 ----- 53 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           TAX-EXEMPT CASH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

------------

(1) Demand security; payable upon demand by the Fund with usually no more than thirty (30) calendar days' notice. Interest rates are redetermined periodically. Rates shown are those in effect as of October 31, 2001.
(2)  Aggregate cost for federal tax purposes.
Abbreviations:
ACES -- Adjustable Convertible Extendable Securities
AMBAC -- American Municipal Bond Assurance Corporation
BAN -- Bond Anticipation Notes
CMO -- Collateralized Mortgage Obligations
DATES -- Daily Adjustable Tax-Exempt Securities
FGIC -- Financial Guaranty Insurance Corporation
FHLB -- Federal Home Loan Board
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
LOC -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance
SPA -- Stand-By Purchase Agreement
TRAN -- Tax Revenue Anticipation Note
UPDATES -- Unit Price Demand Adjustable Tax-Exempt Securities
VRD -- Variable Rate Demand

                       See Notes to Financial Statements.
                                 ----- 54 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                          CORE FIXED INCOME PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------
AGENCY NOTES -- 8.3%
             US GOVERNMENT AGENCIES -- 8.3%
             Federal National Mortgage Association:
$11,600,000    6.50% due 8/15/04.............................................................  $ 12,618,457
  2,000,000    6.25% due 2/1/11..............................................................     2,164,186
                                                                                               ------------
             TOTAL AGENCY NOTES
               (Cost $13,382,906)............................................................    14,782,643
                                                                                               ------------
MORTGAGE-BACKED SECURITIES(1) -- 28.0%
             COUNTRYWIDE SECURITIES CORP. -- 0.9%
  1,569,873  Countrywide Home Loans Series 1998-6 Class A,
               6.50% due 6/25/13.............................................................     1,620,408
                                                                                               ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 14.4%
     41,080  # 555359, 6.50% due 4/1/08......................................................        41,466
 22,120,196  # C00742, 6.50% due 4/1/29......................................................    22,889,072
    595,403  # D78677, 8.00% due 3/1/27......................................................       639,266
    715,095  # D84894, 8.00% due 12/1/27.....................................................       764,727
    141,264  # G00807, 9.50% due 3/1/21......................................................       155,207
  1,127,429  # G10753, 6.50% due 9/1/09......................................................     1,180,628
                                                                                               ------------
                                                                                                 25,670,366
                                                                                               ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.1%
    979,746  # 252806, 7.50% due 10/1/29.....................................................     1,031,466
    324,912  # 313795, 9.50% due 1/1/25......................................................       361,900
    188,372  # 313796, 9.50% due 2/1/21......................................................       208,472
    953,574  # 313815, 6.50% due 1/1/11......................................................     1,000,004
    690,783  # 373328, 8.00% due 3/1/27......................................................       737,458
  1,446,713  # 390895, 8.00% due 6/1/27......................................................     1,544,464
    469,796  # 395715, 8.00% due 8/1/27......................................................       501,539
  3,429,718  # 397602, 8.00% due 8/1/27......................................................     3,661,457
    698,715  # 405845, 8.00% due 11/1/27.....................................................       745,926
    331,313  # 44174, 6.50% due 11/1/03......................................................       339,179
    342,221  # 499335, 6.50% due 8/1/29......................................................       353,215
    113,396  # 523497, 7.50% due 11/1/29.....................................................       119,382
  2,016,000  TBA, 8.00% due 11/1/31..........................................................     2,131,920
                                                                                               ------------
                                                                                                 12,736,382
                                                                                               ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.6%
    762,745  # 460389, 7.00% due 5/15/28.....................................................       797,586
    446,861  # 464049, 7.00% due 7/15/28.....................................................       467,273
    569,732  # 466046, 7.00% due 9/15/28.....................................................       595,756
  2,628,268  # 474717, 7.00% due 1/15/31.....................................................     2,744,898

                       See Notes to Financial Statements.
                                 ----- 55 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                          CORE FIXED INCOME PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

MORTGAGE-BACKED SECURITIES(1) -- (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$   772,845  # 476259, 7.00% due 8/15/28.....................................................  $    808,146
    609,650  # 483491, 7.00% due 10/15/28....................................................       637,497
  1,382,520  # 485264, 7.50% due 2/15/31.....................................................     1,454,066
    717,950  # 490998, 7.00% due 12/15/28....................................................       750,744
    462,033  # 496632, 7.00% due 12/15/28....................................................       483,137
  1,199,487  # 530571, 7.50% due 2/15/31.....................................................     1,261,560
                                                                                               ------------
                                                                                                 10,000,663
                                                                                               ------------
             TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $47,594,913)............................................................    50,027,819
                                                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%
  3,138,063  Credit-Based Asset Servicing, 6.50% due 9/25/26.................................     3,299,861
                                                                                               ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (Cost $2,933,399).............................................................     3,299,861
                                                                                               ------------
INTEREST-ONLY SECURITIES(2) -- 0.4%
    828,153  FHG #16 PQ, 7.00% due 4/25/21...................................................        65,520
    699,518  FHR #1529 JB, 7.00% due 3/15/06.................................................        62,370
    324,236  FNR #1997-40 PK, 7.00% due 7/18/19..............................................         3,066
  3,846,153  FNR #93-135 PI, 6.50% due 7/25/08...............................................       517,292
    280,820  FNR #93-147 K, 7.00% due 6/25/20................................................         6,928
    333,585  FNR #93-167 L, 7.00% due 8/25/19................................................         9,220
 10,333,803  UAC #99-AI, 0.80% due 9/8/06....................................................        34,715
                                                                                               ------------
             TOTAL INTEREST-ONLY SECURITIES
               (Cost $752,110)...............................................................       699,111
                                                                                               ------------
CORPORATE NOTES -- 24.1%
  4,000,000  Abbott Laboratories, 5.625% due 7/1/06..........................................     4,233,320
  5,000,000  General Motors Acceptance Corp., 6.38% due 1/30/04..............................     5,167,405
  4,000,000  Household Finance Corp., 8.00% due 7/15/10......................................     4,523,720
  5,000,000  IBM Corp., 5.375% due 2/1/09....................................................     5,078,900
  5,000,000  Merrill Lynch & Co., Inc., 6.00% due 2/17/09....................................     5,144,850
  5,000,000  Morgan Stanley, 6.10% due 4/15/06...............................................     5,261,300
  5,000,000  Verizon New England, Inc., 6.50% due 9/15/11....................................     5,278,400
  3,700,000  Wal-Mart Stores, Inc., 6.875% due 8/10/09.......................................     4,131,420
  4,000,000  Wells Fargo Bank NA, 6.45% due 2/1/11...........................................     4,212,720
                                                                                               ------------
             TOTAL CORPORATE NOTES
               (Cost $40,967,107)............................................................    43,032,035
                                                                                               ------------
US TREASURY NOTES/BONDS -- 34.1%
  3,000,000  U.S. Treasury Bond, 5.00% due 2/15/11(3)........................................     3,166,407

                       See Notes to Financial Statements.
                                 ----- 56 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                          CORE FIXED INCOME PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                          VALUE
-----------                                                                                    ------------

US TREASURY NOTES/BONDS -- (CONTINUED)
$11,000,000  U.S. Treasury Bond, 5.00% due 8/15/11(4)........................................  $ 11,638,946
  4,350,000  U.S. Treasury Bond, 6.125% due 11/15/27.........................................     5,016,094
  8,400,000  U.S. Treasury Bond, 6.125% due 8/15/29(3).......................................     9,767,621
  3,000,000  U.S. Treasury Note, 3.875% due 6/30/03(4).......................................     3,076,173
  6,500,000  U.S. Treasury Note, 6.75% due 5/15/05...........................................     7,265,524
  4,500,000  U.S. Treasury Note, 5.75% due 11/15/05(3).......................................     4,897,971
 15,500,000  U.S. Treasury Note, 4.625% due 5/15/06(4).......................................    16,216,875
                                                                                               ------------
             TOTAL US TREASURY NOTES/BONDS
               (Cost $57,463,876)............................................................    61,045,611
                                                                                               ------------
REPURCHASE AGREEMENTS -- 12.6%
  7,000,000  With Bear Stearns, Inc., dated 10/31/01, 2.62%, principal and interest in the amount of $7,000,509, due 11/01/01, (collateralized by FNR 1993-129 G with a par value of $6,900,000, coupon rate of 6.50%, due 12/25/07, market value of
               $7,065,397)...................................................................     7,000,000
     26,145  With Investors Bank & Trust Co., dated 10/31/01, 1.65%, principal and interest in the amount of $26,146, due 11/1/01, (collateralized by FNMA #368886 with a par value of $27,016, coupon rate of 7.26%, due 7/01/25, market value of
               $27,231)......................................................................        26,145
  7,000,000  With Merrill Lynch, Inc., dated 10/31/01, 2.58%, principal and interest in the amount of $7,000,502, due 11/01/01, (collateralized by FHR 2102 TB with a par value of $6,952,000, coupon rate 6.00%, due 8/15/12, market value of
               $7,075,244)...................................................................     7,000,000
  8,600,000  With Prudential Securities, Inc., dated 10/31/01, 2.59%, principal and interest in the amount of $8,600,619, due 11/01/01, (collateralized by FHR 2212 A with a par value of $8,472,718, coupon rate of 7.00%, due 10/15/27, market value of
               $8,650,081)...................................................................     8,600,000
                                                                                               ------------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $22,626,145)............................................................    22,626,145
                                                                                               ------------

TOTAL INVESTMENTS
  (Cost $185,720,456)(5)........................................................    109.3% $195,513,225

                       See Notes to Financial Statements.
                                 ----- 57 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                          CORE FIXED INCOME PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

     FACE
    AMOUNT                                                                                           VALUE
--------------                                                                                    ------------
REVERSE REPURCHASE AGREEMENTS -- (9.4)%
$    2,000,000  With Merrill Lynch, Inc., dated 10/31/01, 0.85%, principal and interest in the amount of $2,075,049, due 11/01/01, (collateralized by US Treasury Bonds with a par value of $2,000,000, coupon rate of 5.00%, due 8/15/11, market value of
                  $2,116,172)...................................................................  $ (2,075,000)
    11,500,000  With Merrill Lynch, Inc., dated 10/31/01, 1.15%, principal and interest in the amount of $11,658,497, due 11/01/01, (collateralized by US Treasury Bonds with a par value of $11,500,000, coupon rate of 4.63%, due 5/15/06, market value of
                  $12,197,313)..................................................................   (11,658,125)
     3,000,000  With Merrill Lynch, Inc., dated 10/31/01, 2.50%, principal and interest in the amount of $3,015,209, due 11/01/01, (collateralized by US Treasury Bonds with a par value of $3,000,000, coupon rate of 3.88%, due 6/30/03, market value of
                  $3,076,173)...................................................................    (3,015,000)
                                                                                                  ------------
                TOTAL REVERSE REPURCHASE AGREEMENTS
                  (Cost ($16,748,125))..........................................................   (16,748,125)
                                                                                                  ------------

OTHER ASSETS IN EXCESS OF LIABILITIES...........................................      0.1        46,384
                                                                                  -------  ------------
NET ASSETS......................................................................    100.0% $178,811,484
                                                                                  =======  ============

------------

(1)  Represents current face amount at October 31, 2001.
(2)  Face amount represents notional amount.
(3)  Securities or partial securities on loan. See Note 5.
(4)  Collateral for reverse repurchase agreements.
(5)  Aggregate cost for federal tax purposes was $185,727,372.
Abbreviations:
FHG -- Federal Home Loan Mortgage Corporation - Gold
FHR -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
FNR -- Federal National Mortgage Association
TBA -- To be announced
UAC -- Union Acceptance Corp

                       See Notes to Financial Statements.
                                 ----- 58 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           STRATEGIC EQUITY PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

  SHARES                                                                                         VALUE
----------                                                                                    ------------
COMMON STOCKS -- 96.0%
            BANKING -- 5.1%
    85,308  Citigroup, Inc..................................................................  $  3,883,220
    14,900  Lehman Brothers Holding, Inc.(1)................................................       930,654
    56,500  MBNA Corp.......................................................................     1,559,965
                                                                                              ------------
                                                                                                 6,373,839
                                                                                              ------------
            CAPITAL GOODS -- 1.6%
    40,000  Emerson Electric Co.............................................................     1,960,800
                                                                                              ------------
            COMMERCIAL SERVICES -- 1.6%
    38,200  McGraw-Hill Companies, Inc......................................................     2,008,556
                                                                                              ------------
            COMPUTER SOFTWARE & PROCESSING -- 0.7%
    31,000  Check Point Software Technologies, Ltd.(1),(2),(3)..............................       915,120
                                                                                              ------------
            CONSUMER DURABLES -- 2.4%
    65,000  Harley-Davidson, Inc............................................................     2,941,900
                                                                                              ------------
            CONSUMER NON - DURABLES -- 4.9%
    54,000  Colgate-Palmolive Co............................................................     3,106,080
    53,500  Kimberly-Clark Corp.............................................................     2,969,785
                                                                                              ------------
                                                                                                 6,075,865
                                                                                              ------------
            CONSUMER PRODUCTS -- 3.7%
    41,700  Anheuser-Busch Companies, Inc...................................................     1,737,222
    57,500  PepsiCo, Inc....................................................................     2,800,825
                                                                                              ------------
                                                                                                 4,538,047
                                                                                              ------------
            COSMETICS & PERSONAL CARE -- 1.4%
    23,000  Procter & Gamble Co.............................................................     1,696,940
                                                                                              ------------
            DRUGS & HEALTH CARE -- 1.6%
    51,650  MedImmune, Inc.(2)..............................................................     2,026,746
                                                                                              ------------
            ELECTRONIC TECHNOLOGY -- 2.5%
   100,000  Cisco Systems, Inc.(2)..........................................................     1,692,000
    56,000  Intel Corp......................................................................     1,367,520
                                                                                              ------------
                                                                                                 3,059,520
                                                                                              ------------
            ENERGY MINERALS -- 3.9%
    24,350  ChevronTexaco Corp..............................................................     2,156,192
    67,396  Exxon Mobil Corp................................................................     2,658,772
                                                                                              ------------
                                                                                                 4,814,964
                                                                                              ------------
            FINANCIAL SERVICES -- 9.7%
    65,625  American International Group....................................................     5,158,125
    60,000  Freddie Mac.....................................................................     4,069,200

                       See Notes to Financial Statements.
                                 ----- 59 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           STRATEGIC EQUITY PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  SHARES                                                                                         VALUE
----------                                                                                    ------------

    55,450  Nationwide Financial Services, Inc. - Class A...................................  $  1,886,409
    27,300  SEI Investments Co..............................................................       839,475
                                                                                              ------------
                                                                                                11,953,209
                                                                                              ------------
            FOOD RETAILERS -- 0.8%
    23,200  Safeway, Inc.(2)................................................................       966,280
                                                                                              ------------
            HEALTH CARE -- 6.2%
    36,300  Genzyme Corp.(2)................................................................     1,958,385
   136,800  Pfizer, Inc.....................................................................     5,731,920
                                                                                              ------------
                                                                                                 7,690,305
                                                                                              ------------
            HEALTH CARE FACILITY & SUPPLIES -- 3.7%
    42,600  Medtronic, Inc..................................................................     1,716,780
    25,700  Wellpoint Health Networks, Inc.(2)..............................................     2,867,863
                                                                                              ------------
                                                                                                 4,584,643
                                                                                              ------------
            HEALTH TECHNOLOGY -- 4.8%
    80,000  Johnson & Johnson...............................................................     4,632,800
    19,950  Merck & Co., Inc................................................................     1,273,009
                                                                                              ------------
                                                                                                 5,905,809
                                                                                              ------------
            MULTI-LINE INSURANCE -- 2.0%
    44,300  PMI Group, Inc. (The)...........................................................     2,456,435
                                                                                              ------------
            NATURAL GAS -- 2.3%
    50,375  Anadarko Petroleum Corp.........................................................     2,873,894
                                                                                              ------------
            OIL & GAS DRILLING -- 1.1%
    28,500  Schlumberger, Ltd.(1)...........................................................     1,379,970
                                                                                              ------------
            PHARMACEUTICALS -- 1.0%
    22,450  Bristol-Myers Squibb Co.........................................................     1,199,952
                                                                                              ------------
            PROCESS INDUSTRIES -- 3.1%
   105,000  General Electric Co.............................................................     3,823,050
                                                                                              ------------
            PRODUCER MANUFACTURING -- 4.8%
    27,000  Johnson Controls, Inc...........................................................     1,952,640
    80,000  Tyco International, Ltd.........................................................     3,931,200
                                                                                              ------------
                                                                                                 5,883,840
                                                                                              ------------
            REGIONAL BELL OPERATING COMPANIES -- 3.1%
    42,950  SBC Communications, Inc.........................................................     1,636,825
    43,050  Verizon Communications, Inc.(1).................................................     2,144,321
                                                                                              ------------
                                                                                                 3,781,146
                                                                                              ------------

                       See Notes to Financial Statements.
                                 ----- 60 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           STRATEGIC EQUITY PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  SHARES                                                                                         VALUE
----------                                                                                    ------------

            RETAIL TRADE -- 1.6%
    65,250  Target Corp.....................................................................  $  2,032,538
                                                                                              ------------
            TECHNOLOGY -- 14.9%
    48,000  Agilent Technologies, Inc.(2)...................................................     1,068,960
    98,000  AOL Time Warner, Inc.(2)........................................................     3,058,580
    50,000  Applied Materials, Inc.(1),(2)..................................................     1,705,500
    26,900  First Data Corp.................................................................     1,817,633
    34,150  International Business Machines Corp.(1)........................................     3,690,591
    62,000  Microsoft Corp.(2)..............................................................     3,605,300
    36,700  Qualcomm, Inc.(2)...............................................................     1,802,704
    73,650  Solectron Corp.(1),(2)..........................................................       905,895
    29,900  Texas Instruments, Inc..........................................................       836,901
                                                                                              ------------
                                                                                                18,492,064
                                                                                              ------------
            TELECOMMUNICATIONS -- 2.2%
    30,750  ALLTEL Corp.....................................................................     1,757,055
    45,000  Sprint Corp. (PCS Group)(1),(2).................................................     1,003,500
                                                                                              ------------
                                                                                                 2,760,555
                                                                                              ------------
            TRANSPORTATION -- 0.7%
    58,300  Southwest Airlines..............................................................       926,970
                                                                                              ------------
            TRANSPORTATION - SHIPPING -- 1.2%
    29,400  United Parcel Service - Class B(1)..............................................     1,499,400
                                                                                              ------------
            UTILITIES -- 3.4%
    57,000  Duke Energy Corp................................................................     2,189,370
    43,000  TXU Corp........................................................................     1,971,120
                                                                                              ------------
                                                                                                 4,160,490
                                                                                              ------------
            TOTAL COMMON STOCKS
              (Cost $104,543,795)...........................................................   118,782,847
                                                                                              ------------

                       See Notes to Financial Statements.
                                 ----- 61 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           STRATEGIC EQUITY PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                         VALUE
----------                                                                                    ------------
REPURCHASE AGREEMENT -- 4.0%
$4,958,455  With Investors Bank & Trust Co., dated 10/31/01, 1.65%, principal and interest in the amount of $4,958,683, due 11/1/01, (collateralized by FNMA ARM 530192 with a par value of 5,046,399, coupon rate of 7.39%, due 09/01/29, market value of $5,206,925)..........................................................  $  4,958,455
                                                                                              ------------
            TOTAL REPURCHASE AGREEMENT
              (Cost $4,958,455).............................................................     4,958,455
                                                                                              ------------

TOTAL INVESTMENTS
  (Cost $109,502,250)(4)........................................................    100.0% $123,741,302
OTHER ASSETS IN EXCESS OF LIABILITIES...........................................      0.0        61,849
                                                                                  -------  ------------
NET ASSETS......................................................................    100.0% $123,803,151
                                                                                  =======  ============

------------

(1)  Securities or partial securities on loan. See Note 5.
(2)  Non-income producing security.
(3)  Security has been designated as collateral for written options contracts.
(4)  Aggregate cost for federal tax purposes.
Abbreviation:
ARM -- Adjustable Rate Mortgage
FNMA -- Federal National Mortgage Association

                       See Notes to Financial Statements.
                                 ----- 62 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                      SMALL CAPITALIZATION VALUE PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

  SHARES                                                                                         VALUE
----------                                                                                    ------------
COMMON STOCKS -- 96.5%
            BASIC INDUSTRY -- 18.1%
   123,100  Aptargroup, Inc.................................................................  $  3,705,310
    24,200  Ball Corp.......................................................................     1,489,268
    65,650  Brooks Automation, Inc.(1),(2)..................................................     2,119,182
    91,910  Cable Design Technologies Corp.(1)..............................................     1,174,610
   335,920  Charming Shoppes, Inc.(1).......................................................     1,602,338
    29,270  Forest Oil Corp.(1).............................................................       801,998
   140,910  Granite Construction, Inc.......................................................     3,508,659
   174,590  Ivex Packaging Corp.(1).........................................................     3,186,267
    52,210  Jacobs Engineering Group, Inc.(1)...............................................     3,421,843
    26,420  Lear Corp.(1)...................................................................       811,094
    70,630  Mettler-Toledo International, Inc.(1)...........................................     3,242,623
   108,930  OMI Corp.(1)....................................................................       440,077
    39,170  Overseas Shipholding Group, Inc.................................................       974,941
   241,340  Pactiv Corp.(1).................................................................     3,909,708
   116,700  Precision Castparts Corp........................................................     2,653,758
    83,340  Quanta Services, Inc.(1),(2)....................................................     1,266,768
   152,500  Ross Stores, Inc.(2)............................................................     4,773,250
    79,450  Teleflex, Inc...................................................................     3,178,000
    93,420  Too, Inc.(1)....................................................................     2,485,906
                                                                                              ------------
                                                                                                44,745,600
                                                                                              ------------
            CONSUMER SERVICES -- 19.0%
   249,330  Aztar Corp.(1)..................................................................     3,577,885
   205,860  Brinker International, Inc.(1)..................................................     5,228,844
   164,760  Brunswick Corp..................................................................     2,947,556
   194,970  Constellation Brands, Inc.(1)...................................................     8,001,569
   129,165  Copart, Inc.(1).................................................................     3,790,993
    51,900  Dover Downs Entertainment.......................................................       622,800
   201,700  Harman International Industries, Inc............................................     6,666,185
   251,640  IDEXX Laboratories, Inc.(1).....................................................     6,341,328
    67,990  Outback Steakhouse, Inc.(1).....................................................     1,961,511
    74,550  Papa John's International, Inc.(1)..............................................     2,076,963
   324,780  Ruby Tuesday, Inc...............................................................     5,599,207
                                                                                              ------------
                                                                                                46,814,841
                                                                                              ------------
            ELECTRONICS -- 0.7%
    86,943  Avnet, Inc......................................................................     1,793,634
                                                                                              ------------
            ENERGY -- 7.2%
   102,480  Energen Corp....................................................................     2,510,760
   103,180  Helmerich and Payne, Inc........................................................     3,129,449
   232,740  Ocean Energy, Inc...............................................................     4,247,505
    44,570  Pride International, Inc.(1)....................................................       573,170

                       See Notes to Financial Statements.
                                 ----- 63 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                      SMALL CAPITALIZATION VALUE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  SHARES                                                                                         VALUE
----------                                                                                    ------------

   192,370  Stewart & Stevenson Services....................................................  $  2,843,229
   190,900  Swift Energy Co.(1).............................................................     4,514,785
                                                                                              ------------
                                                                                                17,818,898
                                                                                              ------------
            FINANCIAL SERVICES -- 12.2%
    40,310  Affiliated Managers Group(1)....................................................     2,487,127
   184,370  Amerus Group Co.................................................................     5,580,880
    28,580  Astoria Financial Corp..........................................................     1,488,732
   172,960  Cullen/Frost Bankers, Inc.......................................................     4,663,002
   161,910  Doral Financial Corp............................................................     5,645,802
    68,030  Independent Bank Corp...........................................................     1,851,763
    99,510  Metris Companies, Inc.(2).......................................................     1,613,057
   103,070  Texas Regional Bancshares, Inc. - Class A.......................................     3,452,845
   143,060  Willis Group Holdings, Ltd.(1)..................................................     3,331,867
                                                                                              ------------
                                                                                                30,115,075
                                                                                              ------------
            HEALTH CARE -- 13.0%
    22,190  Advance PCS(1)..................................................................     1,348,486
    62,720  Charles River Lab(1),(2)........................................................     2,107,392
    88,940  Coherent, Inc.(1)...............................................................     2,356,910
    77,730  Covance, Inc.(1)................................................................     1,426,345
   186,520  Davita, Inc.(1).................................................................     3,394,664
    57,160  Lincare Holdings, Inc.(1),(2)...................................................     1,469,012
    40,670  MedCath Corp.(1)................................................................       805,673
    67,750  Medicis Pharmaceutical - Class A(1).............................................     3,908,498
   102,140  Mid Atlantic Medical Services, Inc.(1)..........................................     1,894,697
   317,820  Phoenix Companies, Inc.(1)......................................................     4,083,987
    66,360  Renal Care Group, Inc.(1).......................................................     2,083,704
    99,730  Sicor, Inc.(1)..................................................................     1,869,938
    54,620  Triad Hospitals, Inc.(1)........................................................     1,469,278
    92,900  Universal Health Services - Class B(1)..........................................     3,752,231
                                                                                              ------------
                                                                                                31,970,815
                                                                                              ------------
            REAL ESTATE -- 9.3%
   158,090  Amli Residential Properties.....................................................     3,688,240
    89,140  Arden Realty, Inc...............................................................     2,195,518
   132,710  Bedford Property Investors......................................................     2,715,247
    58,520  Brandywine Realty Trust.........................................................     1,155,185
   204,500  Glimcher Realty Trust...........................................................     3,341,530
    92,460  Istar Financial, Inc............................................................     2,154,318
   102,530  Kilroy Realty Corp..............................................................     2,400,227

                       See Notes to Financial Statements.
                                 ----- 64 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                      SMALL CAPITALIZATION VALUE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  SHARES                                                                                         VALUE
----------                                                                                    ------------

    95,440  Liberty Property Trust..........................................................  $  2,557,792
   141,510  Town and Country Trust..........................................................     2,857,087
                                                                                              ------------
                                                                                                23,065,144
                                                                                              ------------
            REINSURANCE -- 2.5%
    64,160  RenaissanceRe Holdings Limited..................................................     6,190,157
                                                                                              ------------
            REIT - OFFICE/INDUSTRIAL -- 1.0%
   105,320  Highwoods Properties, Inc.......................................................     2,485,552
                                                                                              ------------
            TECHNOLOGY -- 8.9%
    62,180  Dendrite International, Inc.(1).................................................       616,826
   189,520  E.Piphany, Inc.(1)..............................................................     1,118,168
    43,680  Electro Scientific Industries, Inc.(1)..........................................     1,029,538
   141,910  Electronics for Imaging(1)......................................................     2,792,789
    73,810  F.Y.I., Inc.(1).................................................................     2,653,470
   120,220  MAF Bancorp, Inc................................................................     3,366,160
   265,930  Methode Electronics - Class A...................................................     1,927,993
    58,790  Plexus Corp.(1),(2).............................................................     1,469,750
   214,360  Reynolds & Reynolds - Class A...................................................     5,091,050
   134,910  Seitel, Inc.(1).................................................................     1,834,776
                                                                                              ------------
                                                                                                21,900,520
                                                                                              ------------
            TELECOMMUNICATION EQUIPMENT -- 1.8%
   100,930  Black Box Corp.(1),(2)..........................................................     4,544,878
                                                                                              ------------
            UTILITIES -- 2.8%
    83,820  Alliant Energy Corp.(2).........................................................     2,464,308
    50,580  Equitable Resources, Inc........................................................     1,664,588
   111,530  MDU Resources Group, Inc........................................................     2,711,294
                                                                                              ------------
                                                                                                 6,840,190
                                                                                              ------------
            TOTAL COMMON STOCKS
              (Cost $222,893,696)...........................................................   238,285,304
                                                                                              ------------

                       See Notes to Financial Statements.
                                 ----- 65 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                      SMALL CAPITALIZATION VALUE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                         VALUE
----------                                                                                    ------------
REPURCHASE AGREEMENT -- 3.6%
$8,994,159  With Investors Bank & Trust Co., dated 10/31/01, 1.65%, principal and interest in the amount of $8,994,571, due 11/1/01, (collateralized by FHLMC Treasury
              FHR 1519 with par value of $9,499,333, coupon rate of 3.27%, due 05/15/08, market value of $9,443,952)...................................................  $  8,994,159
                                                                                              ------------
            TOTAL REPURCHASE AGREEMENT
              (Cost $8,994,159).............................................................     8,994,159
                                                                                              ------------

TOTAL INVESTMENTS
  (Cost $231,887,855)(3)........................................................    100.1% $247,279,463
LIABILITIES IN EXCESS OF OTHER ASSETS...........................................     (0.1)     (224,217)
                                                                                  -------  ------------
NET ASSETS......................................................................    100.0% $247,055,246
                                                                                  =======  ============

------------

(1)  Non-income producing security.
(2)  Securities or partial securities on loan. See Note 5.
(3)  Aggregate cost for federal tax purposes was $231,734,849.
Abbreviations:
FHLMC -- Federal Home Loan Mortgage Corporation
REIT -- Real Estate Investment Trust

                       See Notes to Financial Statements.
                                 ----- 66 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           LARGE CAP VALUE PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

 SHARES                                                                                        VALUE
--------                                                                                    -----------
COMMON STOCKS -- 95.7%
          AEROSPACE & DEFENSE -- 1.1%
   3,100  Lockheed Martin Corp............................................................  $   151,187
                                                                                            -----------
          AUTOMOTIVE -- 1.5%
  13,045  Ford Motor Co...................................................................      209,372
                                                                                            -----------
          BANKING -- 7.0%
   2,300  Astoria Financial Corp..........................................................      119,807
   6,900  Banknorth Group, Inc............................................................      151,317
   3,600  Lehman Brothers Holdings, Inc...................................................      224,856
   5,600  National City Corp..............................................................      147,840
   5,700  Old Republic International Corp.................................................      144,609
   6,600  Wachovia Corp...................................................................      188,760
                                                                                            -----------
                                                                                                977,189
                                                                                            -----------
          CAPITAL GOODS -- 2.3%
   5,900  United Technologies Corp........................................................      317,951
                                                                                            -----------
          COMMERCIAL SERVICES -- 1.0%
  11,100  Cendant Corp.(1)................................................................      143,856
                                                                                            -----------
          CONSUMER DURABLES -- 1.8%
  13,000  Masco Corp......................................................................      257,790
                                                                                            -----------
          CONSUMER NON - DURABLES -- 1.9%
   5,700  Philip Morris Companies, Inc....................................................      266,760
                                                                                            -----------
          CONSUMER SERVICES -- 4.6%
   7,856  Comcast Corp. - Special Class A(1)..............................................      281,559
  11,507  Darden Restaurants, Inc.........................................................      368,454
                                                                                            -----------
                                                                                                650,013
                                                                                            -----------
          COSMETICS & PERSONAL CARE -- 2.1%
   4,000  Proctor & Gamble Co. (The)......................................................      295,120
                                                                                            -----------
          ENERGY -- 8.4%
   2,400  ChevronTexaco Corp..............................................................      212,520
   4,829  El Paso Corp....................................................................      236,911
  11,174  Exxon Mobil Corp................................................................      440,814
   5,500  Occidental Petroleum Corp.......................................................      139,260
   4,200  Talisman Energy, Inc.(2)........................................................      147,462
                                                                                            -----------
                                                                                              1,176,967
                                                                                            -----------
          FINANCE -- 18.6%
   4,800  American Express Co.............................................................      141,264
   7,600  Bank of America Corp............................................................      448,324
   5,570  Charter One Financial, Inc......................................................      151,782

                       See Notes to Financial Statements.
                                 ----- 67 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           LARGE CAP VALUE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

 SHARES                                                                                        VALUE
--------                                                                                    -----------

COMMON STOCKS -- (CONTINUED)
          FINANCE -- (CONTINUED)
   3,100  CIGNA Corp......................................................................  $   225,991
  13,433  Citigroup, Inc..................................................................      611,470
   5,800  Equity Residential Properties Trust.............................................      150,510
   7,200  JP Morgan Chase & Co............................................................      254,592
   5,200  Metlife, Inc....................................................................      139,880
   2,900  Morgan Stanley Dean Witter & Co.................................................      141,868
   7,300  St. Paul Companies, Inc.........................................................      335,070
                                                                                            -----------
                                                                                              2,600,751
                                                                                            -----------
          FINANCIAL SERVICES -- 2.1%
   5,400  Bear Stearns Cos., Inc. (The)...................................................      291,600
                                                                                            -----------
          FOOD RETAILERS -- 2.1%
  12,100  Kroger Co. (The)(1).............................................................      295,966
                                                                                            -----------
          FOREST PRODUCTS & PAPER -- 1.5%
   4,100  Weyerhauser Co..................................................................      204,631
                                                                                            -----------
          HEALTH CARE FACILITY & SUPPLIES -- 1.1%
   1,400  Wellpoint Health Networks, Inc.(1)..............................................      156,226
                                                                                            -----------
          HEALTH TECHNOLOGY -- 3.7%
   4,100  Becton Dickinson & Co...........................................................      146,780
   8,900  Caremax Rx, Inc.(1).............................................................      119,260
   8,225  Monsanto Co.....................................................................      257,443
                                                                                            -----------
                                                                                                523,483
                                                                                            -----------
          INDUSTRIAL SERVICES -- 1.8%
  10,200  Waste Management, Inc...........................................................      249,900
                                                                                            -----------
          INSURANCE -- 0.8%
   3,400  Nationwide Financial Services, Inc. - Class A...................................      115,668
                                                                                            -----------
          MANUFACTURING -- 2.1%
   6,000  Tyco International, Ltd.........................................................      294,840
                                                                                            -----------
          MULTI-LINE INSURANCE -- 1.0%
   2,500  PMI Group, Inc..................................................................      138,625
                                                                                            -----------
          NATURAL GAS -- 2.4%
   5,900  Anadarko Petroleum Corp.........................................................      336,595
                                                                                            -----------
          OIL & GAS DRILLING -- 1.1%
   5,100  Transocean Sedco Forex, Inc.....................................................      153,765
                                                                                            -----------
          PROCESS INDUSTRIES -- 1.1%
   3,700  Du Pont (E.I.) De Nemours & Co..................................................      147,963
                                                                                            -----------

                       See Notes to Financial Statements.
                                 ----- 68 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           LARGE CAP VALUE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

 SHARES                                                                                        VALUE
--------                                                                                    -----------

COMMON STOCKS -- (CONTINUED)
          RETAIL TRADE -- 1.8%
   8,224  Target Corp.....................................................................  $   256,178
                                                                                            -----------
          TECHNOLOGY -- 7.7%
   9,000  AOL Time Warner, Inc.(1)........................................................      280,890
   7,200  Applied Materials, Inc.(1)......................................................      245,592
   9,050  Computer Associates International, Inc..........................................      279,826
   6,100  Lexmark International Group, Inc. - Class A(1)..................................      272,975
                                                                                            -----------
                                                                                              1,079,283
                                                                                            -----------
          TELECOMMUNICATION - LONG DISTANCE -- 0.9%
   9,400  Worldcom, Inc.-Worldcom Group(1)................................................      126,430
                                                                                            -----------
          TELECOMMUNICATION EQUIPMENT -- 1.0%
   8,400  Motorola, Inc...................................................................      137,508
                                                                                            -----------
          TELECOMMUNICATIONS -- 2.1%
   7,200  AT&T Corp.......................................................................      109,800
   9,100  Sprint Corp. (Fon Group)........................................................      182,000
                                                                                            -----------
                                                                                                291,800
                                                                                            -----------
          TELEPHONE -- 5.9%
   7,200  SBC Communications, Inc.........................................................      274,392
  11,130  Verizon Communications, Inc.(2).................................................      554,385
                                                                                            -----------
                                                                                                828,777
                                                                                            -----------
          UTILITIES -- 5.2%
   7,600  Entergy Corp....................................................................      295,260
   6,800  Pinnacle West Capital Corp......................................................      286,620
   6,300  Wisconsin Energy Corp...........................................................      139,923
                                                                                            -----------
                                                                                                721,803
                                                                                            -----------
          TOTAL COMMON STOCKS
            (Cost $14,283,347)............................................................   13,397,997
                                                                                            -----------

                       See Notes to Financial Statements.
                                 ----- 69 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                           LARGE CAP VALUE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

  FACE
 AMOUNT
--------
REPURCHASE AGREEMENT -- 6.0%
$842,852  With Investors Bank & Trust Co., dated 10/31/01, 1.65% principal and interest in the amount of $842,891, due 11/01/01, (collateralized by FHLMC Pool# C00209 with a par value of $836,486, coupon rate of 7.50%, due 02/01/23, market value
            $885,161).....................................................................  $   842,852
                                                                                            -----------
          TOTAL REPURCHASE AGREEMENT
            (Cost $842,852)...............................................................      842,852
                                                                                            -----------

TOTAL INVESTMENTS
  (Cost $15,126,199)(3).........................................................    101.7%  $14,240,849
LIABILITIES IN EXCESS OF OTHER ASSETS...........................................     (1.7)     (238,839)
                                                                                  -------   -----------
NET ASSETS......................................................................    100.0%  $14,002,010
                                                                                  =======   ===========

------------

(1)  Non-income producing security.
(2)  Securities or partial securities on loan. See Note 5.
(3)  Aggregate cost for federal tax purposes was $15,250,482.
Abbreviation:
FHLMC -- Federal Home Loan Mortgage Corporation

                       See Notes to Financial Statements.
                                 ----- 70 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                            INTERNATIONAL PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

  SHARES                                                                                           VALUE
-----------                                                                                    --------------
COMMON STOCKS -- 97.5%
             UNITED KINGDOM -- 22.2%
  3,035,000  Allied Domecq PLC...............................................................  $   15,448,454
  4,401,100  BAE Systems PLC.................................................................      21,377,903
  1,179,500  BOC Group PLC...................................................................      16,038,487
  2,678,800  BP Amoco PLC....................................................................      21,621,666
  2,300,000  British Airways PLC.............................................................       4,983,870
  3,070,000  Cadbury Schweppes PLC...........................................................      19,108,908
  2,000,000  Gallaher Group PLC..............................................................      13,525,000
  8,046,700  Hays PLC........................................................................      19,279,893
  1,710,000  Johnson Matthey PLC.............................................................      22,543,272
  3,206,000  Kingfisher PLC..................................................................      14,920,083
  2,198,400  Lloyds TSB Group PLC............................................................      22,188,012
  1,310,000  Rio Tinto Zinc PLC Ord..........................................................      21,261,300
  2,000,000  Royal & Sun Alliance Insurance Group PLC........................................      10,878,200
  3,389,700  Scottish Power PLC..............................................................      19,472,132
  2,823,537  Trinity Mirror PLC..............................................................      16,219,808
  1,665,000  Unilever PLC....................................................................      12,094,893
                                                                                               --------------
                                                                                                  270,961,881
                                                                                               --------------
             JAPAN -- 18.9%
    231,800  ACOM Co., Ltd...................................................................      19,353,747
  2,500,000  Asahi Glass Co., Ltd.(1)........................................................      13,439,000
    673,000  Canon, Inc......................................................................      19,573,397
  1,065,000  Dai Nippon Printing Co., Ltd....................................................      11,345,658
    630,000  Daiichi Pharmaceutical Co., Ltd.................................................      14,797,188
  2,000,000  Fuji Heavy Industries Ltd.(1)...................................................       9,787,200
    410,000  Fuji Photo Film Co. Ltd.........................................................      13,532,132
    684,000  Kao Corp........................................................................      16,205,191
  4,032,000  Kubota Corp.....................................................................      12,780,634
    280,600  Kyocera Corp....................................................................      19,095,616
     42,100  Nippon Television Network Corp..................................................       9,492,750
    192,000  Promise Co. Ltd.................................................................      12,423,014
  1,108,000  Sharp Corp......................................................................      11,459,712
    450,000  Takeda Chemical Industries Ltd..................................................      21,800,565
  2,503,000  Toshiba Corp....................................................................       9,263,102
    670,300  Toyota Motor Corp...............................................................      16,263,958
                                                                                               --------------
                                                                                                  230,612,864
                                                                                               --------------
             NETHERLANDS -- 10.8%
  1,067,200  ABN-AMRO Holdings N.V...........................................................      16,301,693
    468,900  Akzo Nobel N.V..................................................................      19,236,716
    730,900  Hagemeyer N.V...................................................................      10,466,853
    963,000  Koninklijke (Royal) Philips Electronics N.V. ADR................................      21,715,650

                       See Notes to Financial Statements.
                                 ----- 71 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                            INTERNATIONAL PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  SHARES                                                                                           VALUE
-----------                                                                                    --------------

COMMON STOCKS -- (CONTINUED)
            NETHERLANDS -- (CONTINUED)
    729,380  Koninklijke Ahold N.V...........................................................  $   20,535,475
    120,000  Koninklijke Numico N.V..........................................................       3,134,304
    481,100  Royal Dutch Petroleum Co........................................................      24,481,928
    788,323  TPG N.V.........................................................................      15,254,050
                                                                                               --------------
                                                                                                  131,126,669
                                                                                               --------------
             FRANCE -- 9.4%
    300,000  Assurances Generales De France..................................................      13,861,200
    498,700  Axa.............................................................................      10,914,598
    138,530  Compagnie de Saint-Gobain.......................................................      19,276,782
    307,555  LaFarge SA - ADR................................................................      27,340,225
    425,600  Schneider Electric SA...........................................................      17,050,174
    185,076  Total Fina Elf SA...............................................................      26,003,807
                                                                                               --------------
                                                                                                  114,446,786
                                                                                               --------------
             GERMANY -- 6.8%
    530,900  Bayer AG........................................................................      15,779,357
    800,000  Continental AG..................................................................       8,149,200
    275,200  E.On AG.........................................................................      14,351,240
    392,400  Schering AG.....................................................................      20,268,637
    499,150  Siemens AG(1)...................................................................      24,200,140
                                                                                               --------------
                                                                                                   82,748,574
                                                                                               --------------
             SPAIN -- 5.7%
    400,000  Banco Popular Espanol SA........................................................      13,437,880
  1,306,843  Centros Comerciales Carrefour SA................................................      16,042,805
    987,354  Endesa SA.......................................................................      15,117,673
  1,294,900  Grupo Dragados SA...............................................................      15,732,906
    610,700  Repsol SA Sponsored ADR.........................................................       8,861,257
                                                                                               --------------
                                                                                                   69,192,521
                                                                                               --------------
             SWITZERLAND -- 5.3%
    360,000  Credit Suisse Group Reg.(2).....................................................      13,161,996
     69,000  Nestle SA Reg...................................................................      14,324,980
    173,200  Swiss Re........................................................................      17,819,786
     71,500  Swisscom AG.....................................................................      19,857,681
                                                                                               --------------
                                                                                                   65,164,443
                                                                                               --------------
             ITALY -- 3.0%
    742,074  Benetton Group SPA(1)...........................................................       7,291,768
    330,400  ENI SPA Sponsored ADR(1)........................................................      20,818,504
  1,260,000  Mediaset SPA....................................................................       8,227,548
                                                                                               --------------
                                                                                                   36,337,820
                                                                                               --------------

                       See Notes to Financial Statements.
                                 ----- 72 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                            INTERNATIONAL PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  SHARES                                                                                           VALUE
-----------                                                                                    --------------

COMMON STOCKS -- (CONTINUED)
             SWEDEN -- 2.9%
  1,235,000  Electrolux AB - Series B........................................................  $   14,864,336
    450,000  SKF AB - Class B(1).............................................................       7,574,175
    914,000  Volvo AB - Class B..............................................................      12,719,772
                                                                                               --------------
                                                                                                   35,158,283
                                                                                               --------------
             DENMARK -- 2.8%
  2,985,440  Nordea AB.......................................................................      13,215,946
    610,100  TDC A/S.........................................................................      20,956,752
                                                                                               --------------
                                                                                                   34,172,698
                                                                                               --------------
             AUSTRALIA -- 2.5%
  2,733,985  BHP Billiton, Ltd...............................................................      12,319,610
  1,200,000  Commonwealth Bank of Australia..................................................      18,044,400
                                                                                               --------------
                                                                                                   30,364,010
                                                                                               --------------
             GREECE -- 1.9%
    917,000  Bank of Piraeus.................................................................       7,301,062
    974,000  Hellenic Telecommunication Organization SA......................................      15,790,391
                                                                                               --------------
                                                                                                   23,091,453
                                                                                               --------------
             HONG KONG -- 1.7%
 16,500,000  Hong Kong & China Gas Co. Ltd...................................................      20,625,000
                                                                                               --------------
             BELGIUM -- 1.6%
    823,000  Fortis - Class B................................................................      19,420,660
                                                                                               --------------
             IRELAND -- 1.1%
  1,400,000  Allied Irish Banks PLC..........................................................      13,554,940
                                                                                               --------------
             MEXICO -- 0.9%
    330,000  Telefonos De Mexico SA de CV ADR(1).............................................      11,239,800
                                                                                               --------------
             TOTAL COMMON STOCKS
               (Cost $1,305,330,389).........................................................   1,188,218,402
                                                                                               --------------

                       See Notes to Financial Statements.
                                 ----- 73 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                            INTERNATIONAL PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                           VALUE
-----------                                                                                    --------------
REPURCHASE AGREEMENT -- 2.5%
$30,897,951  With Investors Bank & Trust Co., dated 10/31/01, 1.65%, principal and interest in the amount of $30,899,367, due 11/01/01, (collateralized by FHR #2322 A with a par value of $24,635,950, coupon rate of 6.00%, due 12/15/30, with a market value of $25,005,489 and FNMA ARM POOL #544383 with a par value of
               $7,219,661, coupon rate of 7.39%, due 03/01/28, with a market value of
               $7,437,767.)..................................................................  $   30,897,951
                                                                                               --------------
             TOTAL REPURCHASE AGREEMENT
               (Cost $30,897,951)............................................................      30,897,951
                                                                                               --------------

TOTAL INVESTMENTS
  (Cost $1,336,228,340)(3)......................................................    100.0% $1,219,116,353
OTHER ASSETS IN EXCESS OF LIABILITIES...........................................      0.0          21,567
                                                                                  -------  --------------
NET ASSETS......................................................................    100.0% $1,219,137,920
                                                                                  =======  ==============

------------

(1)  Securities or partial securities on loan. See Note 5.
(2)  Non-income producing security.
(3)  Aggregate cost for federal tax purposes was $1,341,434,381.
Abbreviations:
ADR -- American Depositary Receipts
ARM -- Adjustable Rate Mortgage
FHR -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association

                       See Notes to Financial Statements.
                                 ----- 74 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                            INTERNATIONAL PORTFOLIO
                             SECTOR DIVERSIFICATION

   ON OCTOBER 31, 2001, SECTOR DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS:
                                  (UNAUDITED)

                                             % OF
                                          NET ASSETS         VALUE
                                          ----------  -------------------

INDUSTRIES:
    Finance.............................      18.2%   $       221,877,134
    Industrial..........................      17.8            216,986,527
    Technology..........................      11.3            137,430,687
    Energy..............................      10.0            122,412,162
    Utilities...........................       6.7             81,137,597
    Beverages, Food & Tobacco...........       6.4             77,636,539
    Pharmaceuticals.....................       4.7             56,866,390
    Chemicals...........................       4.2             51,054,560
    Automotive..........................       3.1             37,132,930
    Media - Broadcasting & Publishing...       2.0             24,447,356
    Mining..............................       1.7             21,261,300
    Food Retailers......................       1.7             20,535,475
    Cosmetics & Personal Care...........       1.3             16,205,191
    Commercial Services.................       1.3             16,042,805
    Building Materials..................       1.2             14,920,083
    Home Construction, Furnishings &
      Appliances........................       1.2             14,864,336
    Entertainment & Leisure.............       1.1             13,532,132
    Metals..............................       1.0             12,319,610
    Transportation......................       0.8              9,787,200
    Miscellaneous.......................       0.8              9,492,750
    Retailers...........................       0.6              7,291,768
    Airlines............................       0.4              4,983,870
                                          ----------  -------------------
    TOTAL COMMON STOCKS.................      97.5%   $     1,188,218,402

    REPURCHASE AGREEMENT................       2.5             30,897,951
                                          ----------  -------------------

    TOTAL INVESTMENTS...................     100.0%   $     1,219,116,353
                                          ==========  ===================

                       See Notes to Financial Statements.
                                 ----- 75 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     INSTITUTIONAL INTERNATIONAL PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

  SHARES                                                                                         VALUE
----------                                                                                    ------------
COMMON STOCKS -- 95.3%
            UNITED KINGDOM -- 22.0%
   732,700  Allied Domecq PLC...............................................................  $  3,729,516
   649,800  BAE Systems PLC.................................................................     3,156,339
   286,200  BOC Group PLC...................................................................     3,891,662
   485,700  BP Amoco PLC....................................................................     3,920,279
   520,000  British Airways PLC.............................................................     1,126,788
   753,100  Cadbury Schweppes PLC...........................................................     4,687,596
   488,200  Gallaher Group PLC..............................................................     3,301,452
 1,274,400  Hays PLC........................................................................     3,053,462
   415,500  Johnson Matthey PLC.............................................................     5,477,620
   786,636  Kingfisher PLC..................................................................     3,660,847
   521,100  Lloyds TSB Group PLC............................................................     5,259,358
   320,000  Rio Tinto Zinc PLC Ord..........................................................     5,193,600
   488,200  Royal & Sun Alliance Insurance Group PLC........................................     2,655,369
   827,762  Scottish Power PLC..............................................................     4,755,079
   692,580  Trinity Mirror PLC..............................................................     3,978,526
   364,300  Unilever PLC....................................................................     2,646,348
                                                                                              ------------
                                                                                                60,493,841
                                                                                              ------------
            JAPAN -- 19.9%
    54,400  ACOM Co., Ltd...................................................................     4,542,036
   600,000  Asahi Glass Co., Ltd............................................................     3,225,360
   121,000  Canon, Inc......................................................................     3,519,140
   261,000  Dai Nippon Printing Co., Ltd....................................................     2,780,485
   153,000  Daiichi Pharmaceutical Co., Ltd.................................................     3,593,603
   490,000  Fuji Heavy Industries Ltd.......................................................     2,397,864
   101,000  Fuji Photo Film Co. Ltd.........................................................     3,333,525
   164,000  Kao Corp........................................................................     3,885,455
   902,000  Kubota Corp.....................................................................     2,859,160
    63,300  Kyocera Corp....................................................................     4,307,742
    14,200  Nippon Television Network Corp..................................................     3,201,830
    43,000  Promise Co. Ltd.................................................................     2,782,238
   246,000  Sharp Corp......................................................................     2,544,304
   100,000  Takeda Chemical Industries Ltd..................................................     4,844,570
   907,000  Toshiba Corp....................................................................     3,356,626
   147,600  Toyota Motor Corp...............................................................     3,581,322
                                                                                              ------------
                                                                                                54,755,260
                                                                                              ------------
            FRANCE -- 8.4%
    74,000  Assurances Generales De France..................................................     3,419,096
   109,600  Axa.............................................................................     2,398,717
    30,625  Compagnie de Saint-Gobain.......................................................     4,261,542
    49,528  LaFarge SA - ADR................................................................     4,402,811

                       See Notes to Financial Statements.
                                 ----- 76 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     INSTITUTIONAL INTERNATIONAL PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  SHARES                                                                                         VALUE
----------                                                                                    ------------

COMMON STOCKS -- (CONTINUED)
           FRANCE -- (CONTINUED)
   104,400  Schneider Electric SA...........................................................  $  4,182,421
    32,379  Total Fina Elf SA...............................................................     4,549,360
                                                                                              ------------
                                                                                                23,213,947
                                                                                              ------------
            NETHERLANDS -- 8.1%
   236,600  ABN-AMRO Holdings N.V...........................................................     3,614,112
    90,000  Akzo Nobel N.V..................................................................     3,692,268
   216,600  Hagemeyer N.V...................................................................     3,101,820
   142,750  Koninklijke (Royal) Philips Electronics N.V. ADR................................     3,219,012
   108,275  Koninklijke Ahold N.V...........................................................     3,048,450
    35,000  Koninklijke Numico N.V..........................................................       914,172
    57,200  Royal Dutch Petroleum Co........................................................     2,910,759
    86,400  TPG N.V.........................................................................     1,690,191
                                                                                              ------------
                                                                                                22,190,784
                                                                                              ------------
            GERMANY -- 6.9%
    70,700  Bayer AG........................................................................     2,101,338
   195,000  Continental AG..................................................................     1,986,367
    67,400  E.On AG.........................................................................     3,514,802
    96,300  Schering AG.....................................................................     4,974,184
   130,600  Siemens AG......................................................................     6,331,841
                                                                                              ------------
                                                                                                18,908,532
                                                                                              ------------
            SPAIN -- 5.8%
    98,000  Banco Popular Espanol SA........................................................     3,292,281
   318,775  Centros Comerciales Carrefour SA................................................     3,913,282
   198,042  Endesa SA.......................................................................     3,032,280
   304,700  Grupo Dragados SA...............................................................     3,702,075
   144,900  Repsol SA Sponsored ADR.........................................................     2,102,499
                                                                                              ------------
                                                                                                16,042,417
                                                                                              ------------
            SWITZERLAND -- 5.5%
    88,000  Credit Suisse Group Reg.(1).....................................................     3,217,377
    15,000  Nestle SA Reg...................................................................     3,114,126
    37,900  Swiss Re........................................................................     3,899,364
    17,600  Swisscom AG.....................................................................     4,888,044
                                                                                              ------------
                                                                                                15,118,911
                                                                                              ------------
            ITALY -- 3.2%
   181,844  Benetton Group SPA..............................................................     1,786,835
    70,000  ENI SPA Sponsored ADR(2)........................................................     4,410,700
   400,000  Mediaset SPA....................................................................     2,611,920
                                                                                              ------------
                                                                                                 8,809,455
                                                                                              ------------

                       See Notes to Financial Statements.
                                 ----- 77 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     INSTITUTIONAL INTERNATIONAL PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  SHARES                                                                                         VALUE
----------                                                                                    ------------

COMMON STOCKS -- (CONTINUED)
            SWEDEN -- 3.0%
   302,300  Electrolux AB - Series B........................................................  $  3,638,453
   110,300  SKF AB - Class B(2).............................................................     1,856,514
   205,100  Volvo AB - Class B..............................................................     2,854,295
                                                                                              ------------
                                                                                                 8,349,262
                                                                                              ------------
            DENMARK -- 2.9%
   728,483  Nordea AB.......................................................................     3,224,849
   134,800  TDC A/S.........................................................................     4,630,340
                                                                                              ------------
                                                                                                 7,855,189
                                                                                              ------------
            AUSTRALIA -- 2.1%
   611,476  BHP Billiton, Ltd...............................................................     2,755,372
   204,900  Commonwealth Bank of Australia..................................................     3,081,081
                                                                                              ------------
                                                                                                 5,836,453
                                                                                              ------------
            GREECE -- 1.9%
   202,000  Bank of Piraeus.................................................................     1,608,304
   228,000  Hellenic Telecommunication Organization SA......................................     3,696,313
                                                                                              ------------
                                                                                                 5,304,617
                                                                                              ------------
            HONG KONG -- 1.8%
 3,960,000  Hong Kong & China Gas Co. Ltd...................................................     4,950,000
                                                                                              ------------
            BELGIUM -- 1.8%
   203,800  Fortis - Class B................................................................     4,809,150
                                                                                              ------------
            IRELAND -- 1.1%
   320,700  Allied Irish Banks PLC..........................................................     3,105,049
                                                                                              ------------
            MEXICO -- 0.9%
    70,500  Telefonos De Mexico SA de CV ADR................................................     2,401,230
                                                                                              ------------
            TOTAL COMMON STOCKS
              (Cost $312,724,599)...........................................................   262,144,097
                                                                                              ------------

                       See Notes to Financial Statements.
                                 ----- 78 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     INSTITUTIONAL INTERNATIONAL PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                         VALUE
----------                                                                                    ------------
REPURCHASE AGREEMENT -- 1.6%
$4,592,351  With Investors Bank & Trust Co., dated 10/31/01, 1.65%, principal and interest in the amount of $4,592,561, due 11/01/01, (collateralized by FHR #1618 FB with a par value of $4,896,846, coupon rate of 4.16%, due 10/15/08, market value $4,821,968).............................................................  $  4,592,351
                                                                                              ------------
            TOTAL REPURCHASE AGREEMENT
              (Cost $4,592,351).............................................................     4,592,351
                                                                                              ------------

TOTAL INVESTMENTS
  (Cost $317,316,950)(3)........................................................     96.9% $266,736,448
OTHER ASSETS IN EXCESS OF LIABILITIES...........................................      3.1     8,395,723
                                                                                  -------  ------------
NET ASSETS......................................................................    100.0% $275,132,171
                                                                                  =======  ============

------------

(1)  Non-income producing security.
(2)  Securities or partial securities on loan. See Note 5.
(3)  Aggregate cost for federal tax purposes was $318,854,956.
Abbreviations:
ADR -- American Depositary Receipts
FHR -- Federal Home Loan Mortgage Corporation

                       See Notes to Financial Statements.
                                 ----- 79 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     INSTITUTIONAL INTERNATIONAL PORTFOLIO
                             SECTOR DIVERSIFICATION

       ON OCTOBER 31, 2001, SECTOR DIVERSIFICATION OF THE PORTFOLIO WAS AS
                              FOLLOWS: (UNAUDITED)

                                             % OF
                                          NET ASSETS        VALUE
                                          ----------  -----------------

INDUSTRIES:
    Finance.............................       18.5%  $      50,908,381
    Industrial..........................       17.0          46,685,331
    Technology..........................       10.5          28,927,491
    Energy..............................        8.3          22,843,597
    Beverages, Food & Tobacco...........        6.7          18,393,210
    Utilities...........................        6.7          18,333,731
    Pharmaceuticals.....................        4.9          13,412,357
    Chemicals...........................        3.5           9,685,268
    Automotive..........................        3.1           8,421,984
    Media - Broadcasting & Publishing...        2.4           6,590,446
    Mining..............................        1.9           5,193,600
    Commercial Services.................        1.4           3,913,282
    Cosmetics & Personal Care...........        1.4           3,885,455
    Building Materials..................        1.3           3,660,847
    Home Construction, Furnishings &
      Appliances........................        1.3           3,638,453
    Entertainment & Leisure.............        1.2           3,333,525
    Miscellaneous.......................        1.2           3,201,830
    Food Retailers......................        1.1           3,048,450
    Metals..............................        1.0           2,755,372
    Transportation......................        0.9           2,397,864
    Retailers...........................        0.6           1,786,835
    Airlines............................        0.4           1,126,788
                                          ---------   -----------------
    TOTAL COMMON STOCKS.................       95.3%  $     262,144,097

    REPURCHASE AGREEMENT................        1.6           4,592,351
                                          ---------   -----------------

    TOTAL INVESTMENTS...................       96.9%  $     266,736,448
                                          =========   =================

                       See Notes to Financial Statements.
                                 ----- 80 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

 SHARES                                                                                         VALUE
---------                                                                                    ------------
COMMON STOCKS -- 97.2%
           BASIC INDUSTRY -- 0.5%
   61,100  Read-Rite Corp.(1)..............................................................  $    304,278
   17,200  Trex Company, Inc.(1),(2).......................................................       240,628
                                                                                             ------------
                                                                                                  544,906
                                                                                             ------------
           BEVERAGES, FOOD & TOBACCO -- 1.8%
   65,300  Performance Food Group, Co.(1),(2)..............................................     1,919,167
                                                                                             ------------
           CAPITAL GOODS -- 6.6%
   78,950  Copart, Inc.(1).................................................................     2,317,182
   91,100  O'Reilly Automotive, Inc.(1),(2)................................................     2,574,486
   32,900  Quanta Services, Inc.(1),(2)....................................................       500,080
   89,300  Talx Corp.......................................................................     1,518,100
                                                                                             ------------
                                                                                                6,909,848
                                                                                             ------------
           CHEMICALS -- 0.4%
   12,800  SurModics, Inc.(1)..............................................................       458,112
                                                                                             ------------
           COMMERCIAL SERVICES -- 0.4%
   15,400  Actrade Financial Technologies, Ltd.(1),(2).....................................       385,770
                                                                                             ------------
           CONSULTING SERVICES -- 0.2%
    6,200  FTI Consulting, Inc.(1).........................................................       183,830
                                                                                             ------------
           CONSUMER SERVICES -- 14.3%
   14,100  California Pizza Kitchen, Inc.(1)...............................................       253,518
   44,950  Chico's FAS, Inc.(1),(2)........................................................     1,168,700
   33,000  Cost Plus, Inc.(1)..............................................................       641,850
   31,200  Cox Radio Inc. - Class A(1).....................................................       677,040
    9,700  Duane Reade, Inc.(1)............................................................       290,224
   13,300  Ebay, Inc.(1),(2)...............................................................       697,984
   67,100  Education Management Corp.(1)...................................................     2,314,950
   10,200  Entercom Communications Corp.(1)................................................       343,740
   15,600  Fleming Companies, Inc.(2)......................................................       375,960
   64,800  Hot Topic, Inc.(2)..............................................................     1,638,144
   66,400  Hotjobs.com, Ltd.(1)............................................................       389,768
   22,900  Linens 'N Things, Inc.(1).......................................................       416,780
   37,900  Macrovision Corp.(1)............................................................       932,719
   42,700  NCO Group, Inc.(1)..............................................................       698,145
    6,500  Oakley, Inc.(1).................................................................        69,420
   22,000  Peet's Coffee & Tea(1)..........................................................       188,320
   30,500  Radio One, Inc. - Class A(1)....................................................       355,325
  149,200  Radio One, Inc. - Class D(1),(2)................................................     1,723,260
   38,200  SmartForce PLC(1),(2)...........................................................       628,772

                       See Notes to Financial Statements.
                                 ----- 81 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

 SHARES                                                                                         VALUE
---------                                                                                    ------------

COMMON STOCKS -- (CONTINUED)
          CONSUMER SERVICES -- (CONTINUED)
   53,200  Spanish Broadcast System(1).....................................................  $    419,748
   34,000  Westwood One, Inc.(1)...........................................................       808,860
                                                                                             ------------
                                                                                               15,033,227
                                                                                             ------------
           ELECTRONIC TECHNOLOGY -- 3.5%
    9,900  Elantec Semiconductor, Inc.(1)..................................................       323,631
   38,600  FEI Co.(1)......................................................................     1,041,428
   53,600  Microsemi Corp.(1),(2)..........................................................     1,876,000
   16,100  Microtune, Inc.(1)..............................................................       307,832
   13,700  Virata Corp.(1).................................................................       164,126
                                                                                             ------------
                                                                                                3,713,017
                                                                                             ------------
           HEALTH CARE -- 7.9%
   21,400  Abgenix, Inc.(1)................................................................       637,506
   18,150  Alkermes, Inc.(1)...............................................................       465,547
   17,700  Andrx Group(1),(2)..............................................................     1,149,261
   22,100  Arena Pharmaceuticals, Inc.(1)..................................................       249,730
   67,500  ATS Medical, Inc.(1)............................................................       257,175
    5,100  CV Therapeutics, Inc.(1),(2)....................................................       201,144
   27,200  Imclone Systems, Inc.(1),(2)....................................................     1,664,368
   25,800  Lexicon Genetics, Inc.(1).......................................................       253,872
    4,900  Myriad Genetics, Inc.(1)........................................................       225,400
   99,300  Orthodontic Centers of America, Inc.(1),(2).....................................     2,505,339
   44,000  Polymedica Industries, Inc.(1),(2)..............................................       726,000
                                                                                             ------------
                                                                                                8,335,342
                                                                                             ------------
           HEALTH CARE PROVIDERS -- 0.9%
   36,100  Amsurg Corp.(1).................................................................       881,923
    3,200  Odyssey Healthcare, Inc.........................................................        55,200
                                                                                             ------------
                                                                                                  937,123
                                                                                             ------------
           HEALTH CARE SERVICES -- 9.0%
   75,100  Accredo Health, Inc.(1).........................................................     2,562,412
   85,600  Albany Molecular Research, Inc.(1)..............................................     2,371,120
    8,900  American Healthcorp, Inc.(1)....................................................       361,162
   29,300  CryoLife, Inc.(1)...............................................................       961,040
   14,000  First Health Group Corp.(1).....................................................       378,000
   57,100  Impath, Inc.(1).................................................................     2,105,277
   15,400  Option Care, Inc.(1)............................................................       264,110
   14,750  Sunrise Assisted Living, Inc.(1),(2)............................................       440,877
                                                                                             ------------
                                                                                                9,443,998
                                                                                             ------------

                       See Notes to Financial Statements.
                                 ----- 82 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

 SHARES                                                                                         VALUE
---------                                                                                    ------------

COMMON STOCKS -- (CONTINUED)
           HOUSING & HOME FURNISHINGS -- 0.4%
   15,800  Williams-Sonoma, Inc.(1),(2)....................................................  $    409,220
                                                                                             ------------
           MEDIA/COMMUNICATIONS -- 3.2%
   76,000  Getty Images, Inc.(1)...........................................................     1,184,840
   44,900  Mediacom Communications(1)......................................................       602,558
   20,689  Openwave Systems, Inc.(1),(2)...................................................       159,926
   46,400  Webex Communications, Inc.(1),(2)...............................................     1,429,120
                                                                                             ------------
                                                                                                3,376,444
                                                                                             ------------
           MEDICAL PRODUCTS & SUPPLIES -- 5.5%
   97,800  Align Technology, Inc.(1),(2)...................................................       426,408
   14,000  BriteSmile, Inc.(1),(2).........................................................        66,640
   10,100  Cell Therapeutics, Inc.(1),(2)..................................................       303,303
   51,100  Dianon Systems, Inc.(1).........................................................     2,355,710
   62,700  Harvard Bioscience, Inc.(1).....................................................       675,279
   33,500  Interneuron Pharmaceuticals, Inc.(1)............................................       251,250
   27,800  Medicis Pharmaceutical Corp. - Class A(1).......................................     1,603,782
    5,300  Vertex Pharmaceuticals, Inc.(1).................................................       129,850
                                                                                             ------------
                                                                                                5,812,222
                                                                                             ------------
           MISCELLANEOUS -- 1.6%
   46,400  Corinthian Colleges, Inc.(1)....................................................     1,694,992
                                                                                             ------------
           NON-TELEPHONE IND COMMON STOCK -- 0.3%
   97,100  Conseco, Inc.(1),(2)............................................................       290,329
                                                                                             ------------
           REINSURANCE -- 0.2%
   10,300  Odyssey Re Holdings Corp........................................................       155,633
                                                                                             ------------
           RESTAURANTS -- 0.6%
   22,300  Cheesecake Factory, Inc.(1).....................................................       628,860
                                                                                             ------------
           SPECIALTY TELECOMMUNICATION SERVICES -- 1.5%
   32,800  Active Power, Inc.(1)...........................................................       170,888
   17,200  Advanced Fibre Communications(1)................................................       320,436
   35,500  Docent, Inc.(1).................................................................        62,125
   27,950  Illuminet Holdings, Inc.(1).....................................................       999,492
                                                                                             ------------
                                                                                                1,552,941
                                                                                             ------------
           TECHNOLOGY -- 28.1%
  113,400  Actuate Software Corp.(1).......................................................       470,610
   83,100  Administaff, Inc.(1)............................................................     1,868,919
   42,300  Advent Software, Inc.(1),(2)....................................................     1,631,511
   12,800  Agile Software(1)...............................................................       121,856
   61,200  Caminus Corp.(1)................................................................     1,076,508

                       See Notes to Financial Statements.
                                 ----- 83 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

 SHARES                                                                                         VALUE
---------                                                                                    ------------

COMMON STOCKS -- (CONTINUED)
          TECHNOLOGY -- (CONTINUED)
   11,900  Checkfree Corp.(1)..............................................................  $    167,552
   84,250  Corporate Executive Board Co.(1)................................................     2,575,523
   54,500  CSG Systems International, Inc.(1)..............................................     1,703,670
    4,000  Diamondcluster International, Inc. - Class A(1).................................        41,200
   20,000  Digex, Inc.(1)..................................................................        33,600
   29,400  Digitalthink, Inc.(1)...........................................................       243,432
   29,300  Exar Corp.(1)...................................................................       660,422
   71,000  Factset Research Systems, Inc.(2)...............................................     1,757,250
   76,500  Gemstar - TV Guide(1)...........................................................     1,550,655
   30,900  HNC Software, Inc.(1)...........................................................       534,570
   56,600  Informatica Corp.(1)............................................................       524,682
   42,100  Integrated Circuit Systems, Inc.(1).............................................       716,121
   92,300  Interwoven, Inc.(1).............................................................       674,713
   19,900  Maxim Intergrated Products, Inc.(1).............................................       910,425
   21,200  Mercury Interactive Corp.(1),(2)................................................       504,984
   27,800  Micrel, Inc.(1).................................................................       699,170
   32,000  Micromuse, Inc.(1),(2)..........................................................       296,000
   29,000  Multilink Technology Corp.(1)...................................................       131,950
   16,040  Numerical Technologies, Inc.(1).................................................       395,867
   43,500  Peregrine Systems, Inc.(1)......................................................       628,140
   67,300  Pericom Semiconductor(1)........................................................       905,185
   61,200  Plato Learning, Inc.(1).........................................................       869,040
   43,600  Quest Software, Inc.(1).........................................................       645,280
  131,686  Retek, Inc.(1)..................................................................     2,675,860
   35,200  Seebeyond Technology Corp.(1)...................................................       171,776
   60,800  Semtech Corp.(1),(2)............................................................     2,295,200
   49,000  Siebel Systems, Inc.(1).........................................................       800,170
   43,400  Silicon Image, Inc.(1)..........................................................        55,118
   54,100  Tibco Software, Inc.(1).........................................................       456,604
   16,700  Transwitch Corp.(1).............................................................        55,277
   18,400  Verisign, Inc.(1),(2)...........................................................       712,264
                                                                                             ------------
                                                                                               29,561,104
                                                                                             ------------
           TECHNOLOGY SOFTWARE/SERVICES -- 5.3%
   42,900  Freemarkets, Inc.(1),(2)........................................................       573,573
   61,500  InterCept Group, Inc.(1)........................................................     2,195,550
   29,300  Manugistics Group, Inc.(1),(2)..................................................       225,610
   11,500  McDATA Corp.(1),(2).............................................................       169,165
   63,350  OPNET Technologies, Inc.(1).....................................................       668,343
   33,800  Overture Services, Inc.(1),(2)..................................................       890,630
   13,500  Precise Software Solutions(1)...................................................       257,985
   30,800  Sapient Corp.(1)................................................................       132,748

                       See Notes to Financial Statements.
                                 ----- 84 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

 SHARES                                                                                         VALUE
---------                                                                                    ------------

COMMON STOCKS -- (CONTINUED)
          TECHNOLOGY SOFTWARE/SERVICES -- (CONTINUED)
   58,900  Selectica, Inc.(1),(2)..........................................................  $    233,244
      300  Simplex Solutions, Inc.(1),(2)..................................................         3,660
   43,700  Ventiv Health(1)................................................................       173,489
                                                                                             ------------
                                                                                                5,523,997
                                                                                             ------------
           TELECOMMUNICATION - LONG DISTANCE -- 0.4%
   13,400  Celgene Corp.(1)................................................................       441,128
                                                                                             ------------
           TELECOMMUNICATIONS -- 3.7%
   36,000  Polycom Corp.(1),(2)............................................................     1,079,280
   25,700  Sonus Networks, Inc.(1).........................................................       108,197
  102,700  Tetra Tech, Inc.(1).............................................................     2,657,876
       97  Worldcom, Inc. - MCI Group(2)...................................................         1,149
    2,468  Worldcom, Inc. - Worldcom Group(1)..............................................        33,195
                                                                                             ------------
                                                                                                3,879,697
                                                                                             ------------
           TRANSPORTATION -- 0.9%
   36,400  Forward Air Corp.(1),(2)........................................................       958,412
                                                                                             ------------
           TOTAL COMMON STOCKS
             (Cost $130,501,687)...........................................................   102,149,319
                                                                                             ------------

   FACE
  AMOUNT
----------
REPURCHASE AGREEMENT -- 2.9%
$3,002,261  With Investors Bank & Trust Co., 1.65%, dated 10/31/01, principal and interest in the amount of $3,002,399, due 11/01/01, (collateralized by $3,078,636 FHLMC
              ARM Pool # 846199 due 01/01/21, market value $3,152,708)......................     3,002,261
                                                                                              ------------
            TOTAL REPURCHASE AGREEMENT
              (Cost $3,002,261).............................................................     3,002,261
                                                                                              ------------

TOTAL INVESTMENTS
  (Cost $133,503,948)(3)........................................................    100.1% $105,151,580
LIABILITIES IN EXCESS OF OTHER ASSETS...........................................     (0.1)      (99,653)
                                                                                  -------  ------------
NET ASSETS......................................................................    100.0% $105,051,927
                                                                                  =======  ============

------------

(1)  Non-income producing security.
(2)  Securities or partial securities on loan. See Note 5.
(3)  Aggregate cost for federal tax purposes was $134,412,939.
Abbreviation:
ARM -- Adjustable Rate Mortgage
FHLMC -- Federal Home Loan Mortgage Corporation

                       See Notes to Financial Statements.
                                 ----- 85 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              CORE VALUE PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

SHARES                                                                                        VALUE
-------                                                                                    -----------
COMMON STOCKS -- 100.2%
         AEROSPACE & DEFENSE -- 1.1%
 3,425   Lockheed Martin Corp............................................................  $   167,037
                                                                                           -----------
         AUTOMOTIVE -- 0.8%
 7,550   Ford Motor Co...................................................................      121,177
                                                                                           -----------
         BANKING -- 2.3%
 3,900   Banknorth Group, Inc............................................................       85,527
 5,075   National City Corp..............................................................      133,980
 4,675   Wachovia Corp...................................................................      133,705
                                                                                           -----------
                                                                                               353,212
                                                                                           -----------
         CAPITAL GOODS -- 0.8%
 2,225   United Technologies Corp........................................................      119,905
                                                                                           -----------
         COMMERCIAL SERVICES -- 0.7%
 8,550   Cendant Corp.(1)................................................................      110,808
                                                                                           -----------
         CONSUMER DURABLES -- 1.6%
12,700   Masco Corp......................................................................      251,841
                                                                                           -----------
         CONSUMER NON - DURABLES -- 1.9%
 6,375   Philip Morris Cos., Inc.........................................................      298,350
                                                                                           -----------
         CONSUMER PRODUCTS -- 2.6%
 3,450   Anheuser-Busch Companies, Inc...................................................      143,727
 1,975   Coca-Cola Co....................................................................       94,563
 3,400   Pepsi Bottling Group, Inc.......................................................      158,032
                                                                                           -----------
                                                                                               396,322
                                                                                           -----------
         CONSUMER SERVICES -- 4.3%
 6,117   Comcast Corp - Special Class A(1)...............................................      219,233
 7,907   Darden Restaurants, Inc.........................................................      253,182
 3,350   Disney (Walt) Co................................................................       62,276
 2,475   McGraw-Hill, Inc................................................................      130,135
                                                                                           -----------
                                                                                               664,826
                                                                                           -----------
         COSMETICS & PERSONAL CARE -- 1.4%
 2,975   Procter & Gamble Co.............................................................      219,495
                                                                                           -----------
         ENERGY -- 5.5%
 1,750   ChevronTexaco Corp..............................................................      154,962
 2,551   El Paso Corp....................................................................      125,152
 1,375   Enron Corp......................................................................       19,112

                       See Notes to Financial Statements.
                                 ----- 86 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              CORE VALUE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

SHARES                                                                                       VALUE
-------                                                                                    -----------

COMMON STOCKS -- (CONTINUED)
         ENERGY -- (CONTINUED)
10,975   Exxon Mobil Corp................................................................  $   432,964
 4,325   Occidental Petroleum Corp.......................................................      109,509
                                                                                           -----------
                                                                                               841,699
                                                                                           -----------
         FINANCE -- 11.8%
 5,325   American Express Co.............................................................      156,715
 4,312   American International Group, Inc...............................................      338,923
 5,200   Bank of America.................................................................      306,748
 2,100   CIGNA Corp......................................................................      153,090
 5,950   Citigroup, Inc..................................................................      270,844
 1,300   Fannie Mae......................................................................      105,248
 3,250   JP Morgan Chase & Co............................................................      114,920
 3,025   Morgan Stanley Dean Witter......................................................      147,983
 4,850   St. Paul Cos., Inc..............................................................      222,615
                                                                                           -----------
                                                                                             1,817,086
                                                                                           -----------
         FINANCIAL SERVICES -- 2.2%
 6,200   Bear Stearns Cos., Inc..........................................................      334,800
                                                                                           -----------
         FOOD RETAILERS -- 2.1%
13,175   Kroger Co. (The)(1).............................................................      322,260
                                                                                           -----------
         HEALTH CARE -- 10.5%
 4,825   American Home Products Corp.....................................................      269,380
 3,475   Bristol-Myers Squibb Co.........................................................      185,739
 3,450   HCA Healthcare Co...............................................................      136,827
 4,650   Johnson & Johnson...............................................................      269,281
 1,025   Laboratory Corp of America Holdings(1)..........................................       88,355
 3,725   Merck & Co., Inc................................................................      237,692
10,106   Pfizer, Inc.....................................................................      423,441
                                                                                           -----------
                                                                                             1,610,715
                                                                                           -----------
         HEALTH CARE FACILITY & SUPPLIES -- 1.1%
 1,500   Wellpoint Health Networks, Inc.(1)..............................................      167,385
                                                                                           -----------
         HEALTH TECHNOLOGY -- 2.9%
 4,400   Becton Dickinson & Co...........................................................      157,520
 5,125   Caremax Rx, Inc.(1).............................................................       68,675
 4,500   Monsanto Co.....................................................................      140,850
 2,100   Pharmacia Corp..................................................................       85,092
                                                                                           -----------
                                                                                               452,137
                                                                                           -----------
         INDUSTRIAL SERVICES -- 1.4%
 9,075   Waste Management, Inc...........................................................      222,337
                                                                                           -----------

                       See Notes to Financial Statements.
                                 ----- 87 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              CORE VALUE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

SHARES                                                                                       VALUE
-------                                                                                    -----------

COMMON STOCKS -- (CONTINUED)
         INSURANCE -- 0.8%
 3,400   Nationwide Financial Services, Inc. - Class A...................................  $   115,668
                                                                                           -----------
         MANUFACTURING -- 5.4%
16,100   General Electric Co.............................................................      586,201
 4,925   Tyco International, Ltd.........................................................      242,015
                                                                                           -----------
                                                                                               828,216
                                                                                           -----------
         MULTI-LINE INSURANCE -- 0.5%
 1,500   PMI Group.......................................................................       83,175
                                                                                           -----------
         NATURAL GAS -- 1.8%
 4,750   Anadarko Petroleum Corp.........................................................      270,988
                                                                                           -----------
         OIL & GAS DRILLING -- 0.8%
 4,025   Transocean Sedco Forex, Inc.....................................................      121,354
                                                                                           -----------
         PROCESS INDUSTRIES -- 1.6%
 4,025   Du Pont (E.I.) De Nemours & Co..................................................      160,960
 2,300   Ecolab, Inc.....................................................................       80,914
                                                                                           -----------
                                                                                               241,874
                                                                                           -----------
         RETAIL -- 4.6%
 4,200   Home Depot, Inc.................................................................      160,566
 5,300   Target Corp.....................................................................      165,095
 2,950   TJX Companies, Inc..............................................................       99,710
 5,350   Wal-Mart Stores, Inc............................................................      274,990
                                                                                           -----------
                                                                                               700,361
                                                                                           -----------
         TECHNOLOGY -- 20.0%
 4,925   Agilent Technologies(1).........................................................      109,680
 9,650   AOL Time Warner, Inc.(1)........................................................      301,177
 3,275   Applied Materials, Inc.(1)......................................................      111,710
11,050   Cisco Systems, Inc.(1)..........................................................      186,966
 7,700   Computer Associates International, Inc..........................................      238,084
 4,300   Dell Computer Corp.(1)..........................................................      103,114
 4,950   EMC Corp.(1)....................................................................       60,984
10,900   Intel Corp......................................................................      266,178
 2,750   International Business Machines Corp............................................      297,193
 6,300   Lexmark International Group, Inc.(1)............................................      281,925
 2,175   Micron Technology, Inc.(1)......................................................       49,503
 8,800   Microsoft Corp.(1)..............................................................      511,720
 1,950   Millipore Corp..................................................................      101,985
 9,050   Oracle Corp.(1).................................................................      122,718
 1,150   Qualcomm, Inc.(1)...............................................................       56,488
 5,730   Sun Microsystems, Inc.(1).......................................................       58,160

                       See Notes to Financial Statements.
                                 ----- 88 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              CORE VALUE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

SHARES                                                                                       VALUE
-------                                                                                    -----------

COMMON STOCKS -- (CONTINUED)
         TECHNOLOGY -- (CONTINUED)
 4,800   Texas Instruments, Inc..........................................................  $   134,352
 4,050   Vishay Intertechnology, Inc.(1).................................................       76,424
                                                                                           -----------
                                                                                             3,068,361
                                                                                           -----------
         TELECOMMUNICATION - LONG DISTANCE -- 0.6%
 7,150   Worldcom, Inc.-Worldcom Group(1)................................................       96,168
                                                                                           -----------
         TELECOMMUNICATION EQUIPMENT -- 1.0%
 9,025   Motorola, Inc...................................................................      147,739
                                                                                           -----------
         TELECOMMUNICATIONS -- 1.7%
   900   ALLTEL Corp.....................................................................       51,426
 4,900   AT&T Corp.......................................................................       74,725
 5,320   AT&T Wireless Services, Inc.(1).................................................       76,821
 3,175   Sprint Corp. (Fon Group)........................................................       63,500
                                                                                           -----------
                                                                                               266,472
                                                                                           -----------
         TELEPHONE -- 3.8%
 6,300   SBC Communications, Inc.........................................................      240,093
 7,025   Verizon Communications(2).......................................................      349,915
                                                                                           -----------
                                                                                               590,008
                                                                                           -----------
         UTILITIES -- 2.6%
 3,975   Duke Energy Co..................................................................      152,680
 2,450   Entergy Corp....................................................................       95,183
 6,650   Wisconsin Energy Corp...........................................................      147,697
                                                                                           -----------
                                                                                               395,560
                                                                                           -----------
         TOTAL COMMON STOCKS
           (Cost $17,880,887)............................................................   15,397,336
                                                                                           -----------

                       See Notes to Financial Statements.
                                 ----- 89 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                              CORE VALUE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

 FACE
AMOUNT                                                                                       VALUE
-------                                                                                    -----------
REPURCHASE AGREEMENT -- 0.3%
$45,439  With Investors Bank & Trust Co., dated 10/31/01, 1.65%, principal and interest in the amount of $45,441, due 11/01/01, (collateralized by FHLMC ARM #846501, with a par value of $46,890, coupon rate of 7.052%, due 03/01/24, market value
           of $47,865)...................................................................  $    45,439
                                                                                           -----------
         TOTAL REPURCHASE AGREEMENT
           (Cost $45,439)................................................................       45,439
                                                                                           -----------

TOTAL INVESTMENTS
  (Cost $17,926,326)(3).........................................................    100.5%  $15,442,775
LIABILITIES IN EXCESS OF OTHER ASSETS...........................................     (0.5)      (76,951)
                                                                                  -------   -----------
NET ASSETS......................................................................    100.0%  $15,365,824
                                                                                  =======   ===========

------------

(1)  Non-income producing security.
(2)  Securities or partial securities on loan. See Note 5.
(3)  Aggregate cost for federal tax purposes was $18,383,874.
Abbreviation:
ARM -- Adjustable Rate Mortgage
FHLMC -- Federal Home Loan Mortgage Corporation

                       See Notes to Financial Statements.
                                 ----- 90 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  The Glenmede Fund, Inc. (the "Fund") consists of ten portfolios: the Government Cash Portfolio, the Tax-Exempt Cash Portfolio, the Core Fixed Income Portfolio, the Strategic Equity Portfolio, the Small Capitalization Value Portfolio, the Large Cap Value Portfolio, the International Portfolio, the Institutional International Portfolio, the Small Capitalization Growth Portfolio and the Core Value Portfolio (collectively the "Portfolios"). The Fund was incorporated in the State of Maryland on June 30, 1988 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. Since January 2, 1998 the Small Capitalization Value Portfolio has consisted of two classes of shares, the Advisor Shares and the Institutional Shares.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

  VALUATION OF SECURITIES: Securities held by the Government Cash and Tax-Exempt Cash Portfolios are valued by the "amortized cost" method of valuation, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

  Equity securities listed on a US securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the last quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the securities are primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at an amount that does not exceed the asked price and is not less than the bid price.

  Bonds and other fixed-income securities are valued at the most recent quoted bid price or when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price is used. Bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when the portfolio's investment advisor believes such prices reflect the fair market value of such securities. Debt securities purchased by non-money market portfolios with remaining maturities of 60 days or less are valued at amortized cost. Securities with remaining maturities exceeding 60 days are valued at their market or fair value until the 61st day prior to maturity and are valued at amortized cost, thereafter.

                                 ----- 91 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)

  The value of other assets and securities for which no market quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

  REPURCHASE AGREEMENTS: Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral at the time of execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to collect the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolio's investment advisor, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

  FORWARD FOREIGN EXCHANGE CONTRACTS: The International and Institutional International Portfolios may enter into forward foreign exchange contracts. Forward foreign exchange contracts are valued at the forward rate and marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Portfolios' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no contracts open at October 31, 2001.

  FOREIGN CURRENCY: The books and records of each Portfolio are maintained in United States (US) dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of foreign currency gains and losses related

                                 ----- 92 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)
to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

  REVERSE REPURCHASE AGREEMENTS: The Government Cash Portfolio and the Core Fixed Income Portfolio may enter into reverse repurchase agreements. Under the terms of a reverse repurchase agreement, the Portfolio sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price thereby determining the yield during the buyer's holding period. A reverse repurchase agreement involves the risk that the market value of the collateral retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In entering into reverse repurchase agreements, the Portfolio will maintain cash, US Government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements. Under normal circumstances the Government Cash Portfolio and the Core Fixed Income Portfolio will not enter into reverse repurchase agreements if entering into such agreements would cause more than one-third of the value of their respective total assets to be subject to such agreements at the time of entering into such agreements.

  The Core Fixed Income Portfolio's average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2001 was approximately $20,213,436 at a weighted average interest rate of approximately 4.28%. The maximum amount of reverse repurchase agreements outstanding at a month-end during the year ended October 31, 2001 was $26,712,500 as of December 31, 2000, which was 13.30% of total assets. The amount of reverse repurchase agreements outstanding on October 31, 2001 was $16,748,125, which was 8.47% of total assets. As of, and for the year ended, October 31, 2001, the Government Cash Portfolio did not enter into any reverse repurchase agreements.

  INTEREST-ONLY SECURITIES: The Core Fixed Income Portfolio may invest in interest-only securities, which are the interest portions of "stripped" securities. The holders of interest-only securities receive the interest on the underlying security, but no principal payments. While the timing of the interest receipts is known, the amount of interest to be received is not known.

  COLLATERALIZED MORTGAGE OBLIGATIONS: The Core Fixed Income Portfolio may invest in collateralized mortgage obligations, which are backed by a pool of mortgages or mortgage-backed securities. The bonds that form collateralized mortgage obligations are grouped into classes, which have different coupon rates or maturities. The principal cash flows of the underlying pool of mortgages are channeled sequentially into each class.

  TBA PURCHASE COMMITMENTS: The Core Fixed Income Portfolio may enter into TBA (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of

                                 ----- 93 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)
the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets.

  OPTIONS TRANSACTIONS: A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a covered call option is that a fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income for foreign securities is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

  Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is not earned or accrued until settlement date. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums and discounts on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. Adopting these accounting principles will not affect the Portfolios' net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the statement of operations. Management expects that there will be no material impact on the Fund as a result of the adoption of these principles to the Fund's financial statements.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, of the Government Cash and Tax-Exempt Cash Portfolios are declared each day the Portfolios are open for business and are paid monthly. Dividends from net investment income, if any, of the Core Fixed Income Portfolio are declared and paid monthly. Dividends from net investment income, if any, of the Strategic Equity, Small Capitalization Value, Large Cap Value, International, Institutional International, Small Capitalization Growth and Core Value Portfolios are declared and paid quarterly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Directors in order to avoid a 4% nondeductible Federal excise tax.

                                 ----- 94 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)

  Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

  FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of differences in the characterization and allocation of certain income and capital gains determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

  Glenmede Advisors, Inc. ("Advisor"), provides investment advisory services to the Glenmede Funds. Prior to September 1, 2000, the Glenmede Trust Company provided investment advisory services to the Funds. Management personnel of The Glenmede Trust Company responsible for providing investment advisory services to the Glenmede Funds, including the portfolio managers and supervisory personnel, are employees of the Advisor, where they continue to provide such services to the Glenmede Funds.

  The Small Capitalization Value Portfolio, the Institutional International Portfolio and the Core Value Portfolio pay the Advisor, for its investment advisory services a monthly fee at the annual rate of 0.55%, 0.75% and 0.45% respectively, of the value of their average daily net assets. The Small Capitalization Growth Portfolio pays TCW Investment Management Company and Winslow Capital Management, Inc. (each a "Sub-advisor") at the annual rate of 0.60% of that portion of its average net assets each sub-advisor manages. In addition, the Small Capitalization Growth Portfolio pays for its investment advisory services a monthly fee at the annual rate of 0.25% of the value of its average daily net assets. The Advisor does not receive a fee from any remaining Portfolios for its investment advisory services. However, each Portfolio (except the Small Capitalization Value, Small Capitalization Growth and Institutional International Portfolios) pays The Glenmede Trust Company a shareholder servicing fee at the annual rate of 0.05% of the value of its average daily net assets. In addition, the Small Capitalization Growth Portfolio and the Advisor Shares of the Small Capitalization Value Portfolio each pay The Glenmede Trust Company a shareholder servicing fee at the annual rate of 0.25% of the value of its average daily net assets. Institutional Shares of the Small Capitalization Value Portfolio pays The Glenmede Trust Company a shareholder servicing fee at the annual rate of 0.05% of the value of its average daily net assets.

  For the Institutional International Portfolio, the Advisor has agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that the Portfolio's total operating expenses do not exceed 1.00% of the Portfolio's average daily net assets. There were no waivers necessary for the year ended October 31, 2001.

                                 ----- 95 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)

  Prior to September 1, 2001, Investment Company Capital Corp. ("ICCC"), a subsidiary of Deutsche Bank AG, provided administrative, accounting and transfer agent services to the Fund. The Fund paid ICCC a fee based on the combined aggregate average daily net assets of the Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as the Fund (collectively, the "Companies"). This fee was computed daily and paid monthly at the following annual rates: 0.12% of the first $100 million, 0.08% of the next $150 million, 0.04% of the next $500 million and 0.03% of the amount in excess of $750 million. This fee was allocated to each portfolio based on its relative net assets.

  Effective September 1, 2001, Investors Bank & Trust Company ("IBT") serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays IBT a fee based on the combined aggregate average daily net assets of the Portfolio. The fee is computed daily and paid monthly.

  Prior to September 1, 2001, ICC Distributors Inc. served as distributor of the Fund's shares. Effective September 1, 2001, First Fund Distributors, Inc. ("First Fund") served as distributor of the Fund's shares. Effective October 1, 2001, Quasar Distributors, LLC replaced First Fund as the distributor of The Glenmede Fund, Inc., in connection with the acquisition of First Fund by U.S. Bancorp/Firstar Mutual Fund Services. The terms of the Distribution Agreement dated as of October 1, 2001 between the Fund and Quasar are substantially identical to the terms of the Distribution Agreement dated as of September 1, 2001 between the Fund and First Fund. The distributor receives no fees in connection with distribution services provided to the Fund.

  The Fund pays each Board member an annual fee of $11,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings.

  Expenses for the year ended October 31, 2001 include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

3. PURCHASES AND SALES OF SECURITIES

  For the year ended October 31, 2001, cost of purchases and proceeds from sales of long-term US Government securities were:

PORTFOLIO                                  PURCHASES      SALES
---------                                 -----------  -----------
Core Fixed Income Portfolio.............  $24,726,848  $10,572,297

                                 ----- 96 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)

  For the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than US Government securities and short-term securities were:

PORTFOLIO                                  PURCHASES       SALES
---------                                 ------------  ------------
Core Fixed Income Portfolio.............  $205,558,766  $228,945,959
Strategic Equity Portfolio..............    58,343,577    64,426,949
Small Capitalization Value Portfolio....   160,950,562   184,101,042
Large Cap Value Portfolio...............    26,405,361    31,667,965
International Portfolio.................   550,234,886   545,269,893
Institutional International Portfolio...   307,251,117   144,079,446
Small Capitalization Growth Portfolio...   110,778,480    88,167,720
Core Value Portfolio....................    18,612,156    20,645,207

  On October 31, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

PORTFOLIO                            APPRECIATION  DEPRECIATION       NET
---------                            ------------  ------------  -------------
Core Fixed Income Portfolio........  $ 9,881,893   $    96,040   $   9,785,853
Strategic Equity Portfolio.........   22,070,329     7,831,277      14,239,052
Small Capitalization Value
  Portfolio........................   34,095,633    18,551,019      15,544,614
Large Cap Value Portfolio..........      471,600     1,481,233      (1,009,633)
International Portfolio............   95,909,624   218,227,652    (122,318,028)
Institutional International
  Portfolio........................    5,351,150    57,469,658     (52,118,508)
Small Capitalization Growth
  Portfolio........................   12,172,299    41,433,658     (29,261,359)
Core Value Portfolio...............      486,911     3,428,010      (2,941,099)

4. COMMON STOCK

  The Fund is authorized to issue and has classified 2,500,000,000 shares of common stock with a $.001 par value. Since the Government Cash Portfolio and the Tax-Exempt Cash Portfolio have sold shares, issued shares as reinvestments of dividends, and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in the capital shares outstanding were as follows:

                                 ----- 97 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)

                                            YEAR ENDED       YEAR ENDED
                                             10/31/01         10/31/00
                                          ---------------  ---------------
GOVERNMENT CASH PORTFOLIO:
  Sold..................................  $ 3,834,315,334  $ 3,583,555,238
  Issued as reinvestment of dividends...           30,416           44,850
  Redeemed..............................   (3,826,616,084)  (3,575,765,768)
                                          ---------------  ---------------
  Net increase..........................  $     7,729,666  $     7,834,320
                                          ===============  ===============
TAX-EXEMPT CASH PORTFOLIO:
  Sold..................................  $ 1,814,471,195  $ 1,843,406,730
  Issued as reinvestment of dividends...            4,918            5,797
  Redeemed..............................   (1,709,600,680)  (1,756,310,845)
                                          ---------------  ---------------
  Net increase..........................  $   104,875,433  $    87,101,682
                                          ===============  ===============

                                       YEAR ENDED                 YEAR ENDED
                                        10/31/01                   10/31/00
                                -------------------------  -------------------------
                                  Shares        Amount       Shares        Amount
                                -----------  ------------  -----------  ------------
CORE FIXED INCOME PORTFOLIO:
  Sold........................    1,623,750  $ 17,030,296      773,920  $  7,745,584
  Issued as reinvestment of
    dividends.................       85,782       888,607       85,971       858,334
  Redeemed....................   (2,533,117)  (26,341,507)  (6,300,835)  (62,750,283)
                                -----------  ------------  -----------  ------------
  Net decrease................     (823,585) $ (8,422,604)  (5,440,944) $(54,146,365)
                                ===========  ============  ===========  ============
STRATEGIC EQUITY PORTFOLIO:
  Sold........................      856,572  $ 16,189,573      959,837  $ 24,086,563
  Issued as reinvestment of
    dividends.................        2,370        40,493    1,031,641    21,149,657
  Redeemed....................   (1,105,455)  (20,148,985)    (591,813)  (14,687,538)
                                -----------  ------------  -----------  ------------
  Net increase (decrease).....     (246,513) $ (3,918,919)   1,399,665  $ 30,548,682
                                ===========  ============  ===========  ============
SMALL CAPITALIZATION VALUE
  PORTFOLIO (ADVISOR SHARES):
  Sold........................    1,168,082  $ 21,421,225    3,741,391  $ 69,446,935
  Issued as reinvestment of
    dividends.................    1,468,801    23,290,065      255,020     4,186,156
  Redeemed....................   (2,944,919)  (50,996,530)  (6,620,573) (116,805,528)
                                -----------  ------------  -----------  ------------
  Net decrease................     (308,036) $ (6,285,240)  (2,624,162) $(43,172,437)
                                ===========  ============  ===========  ============
SMALL CAPITALIZATION VALUE
  PORTFOLIO (INSTITUTIONAL
  SHARES):
  Sold........................      273,584  $  4,888,836      223,852  $  3,800,692
  Issued as reinvestment of
    dividends.................      218,656     3,500,185      110,445     1,820,393
  Redeemed....................     (149,673)   (2,672,896)    (622,672)  (10,357,145)
                                -----------  ------------  -----------  ------------
  Net increase (decrease).....      342,567  $  5,716,125     (288,375) $ (4,736,060)
                                ===========  ============  ===========  ============
LARGE CAP VALUE PORTFOLIO:
  Sold........................      460,827  $  5,006,195      507,532  $  5,412,689
  Issued as reinvestment of
    dividends.................      176,259     1,555,313       45,928       498,638
  Redeemed....................     (928,480)  (10,099,398)  (3,891,171)  (41,529,291)
                                -----------  ------------  -----------  ------------
  Net decrease................     (291,394) $ (3,537,890)  (3,337,711) $(35,617,964)
                                ===========  ============  ===========  ============

                                 ----- 98 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)

                                       YEAR ENDED                 YEAR ENDED
                                        10/31/01                   10/31/00
                                -------------------------  -------------------------
                                  Shares        Amount       Shares        Amount
                                -----------  ------------  -----------  ------------
INTERNATIONAL PORTFOLIO:
  Sold........................    9,248,464  $142,177,330    9,596,661  $173,870,736
  Issued as reinvestment of
    dividends.................      442,985     6,122,157    5,796,780    91,555,475
  Redeemed....................   (9,209,606) (136,095,523)  (5,240,243)  (94,303,351)
                                -----------  ------------  -----------  ------------
  Net increase................      481,843  $ 12,203,964   10,153,198  $171,122,860
                                ===========  ============  ===========  ============
INSTITUTIONAL INTERNATIONAL
  PORTFOLIO:
  Sold........................   25,974,496  $384,741,719   14,509,531  $259,492,685
  Issued as reinvestment of
    dividends.................      373,426     4,695,015    1,127,151    17,294,342
  Redeemed....................  (15,240,942) (215,377,508) (14,168,318) (250,183,130)
                                -----------  ------------  -----------  ------------
  Net increase................   11,106,980  $174,059,226    1,468,364  $ 26,603,897
                                ===========  ============  ===========  ============
SMALL CAPITALIZATION GROWTH
  PORTFOLIO:
  Sold........................    3,555,359  $ 26,546,590   20,328,241  $184,742,939
  Redeemed....................   (2,565,447)  (17,681,080)    (490,042)   (4,578,436)
                                -----------  ------------  -----------  ------------
  Net increase................      989,912  $  8,865,510   19,838,199  $180,164,503
                                ===========  ============  ===========  ============
CORE VALUE PORTFOLIO:
  Sold........................      201,297  $  2,048,286    2,366,150  $ 24,418,695
  Issued as reinvestment of
    dividends.................        2,405        21,671        1,275        13,600
  Redeemed....................     (424,248)   (4,274,000)    (222,971)   (2,390,188)
                                -----------  ------------  -----------  ------------
  Net increase (decrease).....     (220,546) $ (2,204,043)   2,144,454  $ 22,042,107
                                ===========  ============  ===========  ============

5. LENDING OF PORTFOLIO SECURITIES

  Each Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Portfolios are collateralized by cash in an amount at least equal to the current market value of the loaned securities. The cash collateral received was invested in overnight repurchase agreements. Although risk is mitigated by the collateral, a Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

  The Portfolios generated additional income by lending their securities to approved brokers. On October 31, 2001, the following Portfolios had outstanding loans of securities to certain approved brokers for which the Portfolios received collateral:

                                 ----- 99 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)

                                                                         % OF TOTAL
                                      MARKET VALUE OF   MARKET VALUE OF    ASSETS
PORTFOLIO                            LOANED SECURITIES    COLLATERAL      ON LOAN
---------                            -----------------  ---------------  ----------
Core Fixed Income Portfolio........     $16,074,397       $16,419,400         8.13
Strategic Equity Portfolio.........      11,187,519        11,596,350         9.03
Small Capitalization Value
  Portfolio........................      14,096,070        15,508,947         5.70
Large Cap Value Portfolio..........         697,053           723,030         4.89
International Portfolio............      63,021,831        65,402,682         5.16
Institutional International
  Portfolio........................       6,163,137         6,364,360         2.23
Small Capitalization Growth
  Portfolio........................      26,944,625        28,141,993        25.51
Core Value Portfolio...............          84,796            87,720         0.54

6. CAPITAL LOSS CARRYFORWARDS

  On October 31, 2001, the following Portfolios had available capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

                                 EXPIRING    EXPIRING    EXPIRING    EXPIRING
PORTFOLIO                        IN 2002     IN 2003     IN 2004      IN 2005
---------                       ----------  ----------  ----------  -----------
Tax-Exempt Cash Portfolio.....  $   19,079  $    8,905  $   27,815  $        13
Core Fixed Income Portfolio...   5,970,896          --          --           --

                                EXPIRING   EXPIRING     EXPIRING      EXPIRING
PORTFOLIO                       IN 2006     IN 2007      IN 2008      IN 2009
---------                       --------  -----------  -----------  ------------
Tax-Exempt Cash Portfolio.....    $ --    $    7,168   $       --   $   128,382
Core Fixed Income Portfolio...      --     1,869,325    3,712,033            --
Strategic Equity Portfolio....      --            --           --     2,844,243
International Portfolio.......      --            --           --     3,433,823
Institutional International
  Portfolio...................      --            --           --    16,974,585
Small Capitalization Growth
  Portfolio...................      --     5,038,496    3,250,830    44,694,610
Core Value Portfolio..........      --            --      191,628     1,343,281

7. FOREIGN SECURITIES

  The Strategic Equity, Small Capitalization Value, Large Cap Value, Small Capitalization Growth, Core Value, International and Institutional International Portfolios may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include valuation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable US companies and the US government. This is particularly true with respect to emerging markets in developing countries.

                                ----- 100 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)

8. NET ASSETS

  On October 31, 2001, net assets consisted of:

                                                       TAX-          CORE
                                      GOVERNMENT      EXEMPT        FIXED
                                         CASH          CASH         INCOME
                                      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                     ------------  ------------  ------------
Par Value..........................  $   421,436   $    542,091  $     16,440
Paid in Capital in excess of par
  value............................  421,014,357    541,530,487   179,817,541
Undistributed (distributions in
  excess of) net investment
  income...........................       72,874           (266)      743,904
Accumulated net realized gain
  (loss) from investment
  transactions.....................          240       (191,362)  (11,559,170)
Net unrealized appreciation on
  investments......................           --             --     9,792,769
                                     ------------  ------------  ------------
 Total Net Assets..................  $421,508,907  $541,880,950  $178,811,484
                                     ============  ============  ============

                                                       SMALL
                                      STRATEGIC    CAPITALIZATION   LARGE CAP
                                        EQUITY         VALUE          VALUE
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                     ------------  --------------  ------------
Par Value..........................  $      7,708   $     15,867   $      1,635
Paid in Capital in excess of par
  value............................   112,956,016    231,494,766     15,010,008
Undistributed (distributions in
  excess of) net investment
  income...........................        64,419         80,214             --
Accumulated net realized gain
  (loss) from investment
  transactions.....................    (3,476,442)        72,791       (124,283)
Net unrealized appreciation on
  investments......................    14,251,450     15,391,608       (885,350)
                                     ------------   ------------   ------------
 Total Net Assets..................  $123,803,151   $247,055,246   $ 14,002,010
                                     ============   ============   ============

                                                          INSTITUTIONAL
                                          INTERNATIONAL   INTERNATIONAL
                                            PORTFOLIO       PORTFOLIO
                                          --------------  --------------
Par Value...............................  $      94,613   $       22,451
Paid in Capital in excess of par
  value.................................  1,340,896,128      344,204,354
Undistributed (distributions in excess
  of) net investment income.............     (1,272,527)        (408,078)
Accumulated net realized gain (loss)
  from investment transactions..........     (3,433,823)     (18,099,299)
Net unrealized appreciation on
  investments...........................   (117,146,471)     (50,587,257)
                                          --------------  --------------
 Total Net Assets.......................  $1,219,137,920  $  275,132,171
                                          ==============  ==============

                                ----- 101 -----

                          ----------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONCLUDED)

                                              SMALL
                                          CAPITALIZATION       CORE
                                              GROWTH          VALUE
                                            PORTFOLIO       PORTFOLIO
                                          --------------  --------------
Par Value...............................  $      20,828   $        1,924
Paid in Capital in excess of par
  value.................................    187,282,606       19,836,140
Undistributed (distributions in excess
  of) net investment income.............         (6,212)           3,768
Accumulated net realized gain (loss)
  from investment transactions..........    (53,892,927)      (1,992,457)
Net unrealized appreciation on
  investments...........................    (28,352,368)      (2,483,551)
                                          --------------  --------------
 Total Net Assets.......................  $ 105,051,927   $   15,365,824
                                          ==============  ==============

9. CALL AND PUT OPTIONS

  Call and Put Options written by the Strategic Equity Portfolio and related premiums received during the period were as follows:

                                        CALLS                   PUTS
                                ---------------------  ----------------------
                                       ACTUAL                  ACTUAL
                                ---------------------  ----------------------
       STRATEGIC EQUITY         CONTRACTS   PREMIUMS   CONTRACTS   PREMIUMS
-----------------------------------------------------------------------------
Options outstanding October
  31, 2000....................       200     126,696       200       118,300
Options written...............     1,530     644,858        --            --
Options purchased.............        --          --       300        43,200
Stock splits..................       100          --        --            --
Options closed................    (1,065)   (409,773)     (500)     (161,500)
Options exercised.............        --          --        --            --
Options expired...............      (615)   (319,383)       --            --
-----------------------------------------------------------------------------
Options outstanding October
  31, 2001....................       150      42,398        --            --
-----------------------------------------------------------------------------

  At October 31, 2001, the Strategic Equity Portfolio held open written Option contracts as follows:

                                   NUMBER     EXERCISE  EXPIRATION
STRATEGIC EQUITY                OF CONTRACTS   PRICE       DATE      VALUE
----------------                ------------  --------  ----------  --------
Check Point Software
  Technologies................        (150)    $30.0     11/17/01   $(30,000)

                                ----- 102 -----

                       REPORT OF INDEPENDENT ACCOUNTANTS

  To the Board of Directors of The Glenmede Fund, Inc. and Shareholders of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Capitalization Value Portfolio, Large Cap Value Portfolio, International Portfolio, Institutional International Portfolio, Small Capitalization Growth Portfolio and Core Value Portfolio:

  In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and of cash flows (Core Fixed Income Portfolio only) and the financial highlights present fairly, in all material respects, the financial position of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Capitalization Value Portfolio, Large Cap Value Portfolio, International Portfolio, Institutional International Portfolio, Small Capitalization Growth Portfolio and Core Value Portfolio (ten of the portfolios comprising The Glenmede Fund, Inc., hereafter referred to as the "Funds") at October 31, 2001, and the results of each of their operations, the changes in each of their net assets, the cash flows (Core Fixed Income Portfolio only) and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 30, 2001

                                ----- 103 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)

  TCW Investment Management Company ("TCW") serves as a sub-adviser to the Fund's Small Capitalization Growth Portfolio (the "Portfolio"). On July 6, 2001, Societe Generale Asset Management, S.A. ("SG Asset Management"), acquired a majority interest in The TCW Group Inc., the parent company of TCW, as a result of which, TCW is now an indirect subsidiary of SG Asset Management and its parent company, Societe Generale, S.A. ("Societe Generale"). This transaction constituted an assignment of, and automatically terminated, the existing Sub-Advisory Agreement among the Fund, Glenmede Advisors, Inc. and TCW with respect to the Portfolio.

  At a meeting held on June 12, 2001, the Board of Directors of the Fund approved a new Sub-Advisory Agreement among the Fund, Glenmede Advisors, Inc. and TCW with respect to the Portfolio, which was approved by the shareholders of the Portfolio on July 19, 2001. The terms of the new Sub-Advisory Agreement, including the compensation payable to TCW thereunder, are identical to those of the former Sub-Advisory Agreement, except for the dates of effectiveness and termination.

                                ----- 104 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                          SUBSEQUENT EVENT (UNAUDITED)

  Shareholders of the Institutional International Portfolio and the International Portfolio (the "International Portfolios") are being asked to vote on the following proposals at a special meeting of shareholders to be held on December 26, 2001:

1. Shareholders of the Institutional International Portfolio are being asked to approve a new investment advisory agreement (the "New Advisory Agreement") between the Fund, on behalf of the Institutional International Portfolio, and Philadelphia International Advisors, LP ("Philadelphia International"), pursuant to which Philadelphia International would act as the new investment advisor to the Portfolio; and

2. Shareholders of the International Portfolio are being asked to approve a sub-investment advisory agreement (the "Sub-Advisory Agreement") among the Fund, on behalf of the International Portfolio, Glenmede Advisors, Inc. and Philadelphia International, pursuant to which Philadelphia International would act as the investment sub-advisor to the Portfolio under the supervision of Glenmede Advisors, Inc. as investment advisor.

  Glenmede Advisors, Inc. currently serves as the advisor to the International Portfolios and manages their assets pursuant to investment advisory agreements between Glenmede Advisors, Inc. and the International Portfolios.

  The current employees of Glenmede Advisors, Inc. primarily responsible for the portfolio management of the International Portfolios recently formed a limited partnership. It is proposed that this new limited partnership, Philadelphia International, manage the assets of the International Portfolios as advisor to the Institutional International Portfolio and sub-advisor to the International Portfolio under the supervision of Glenmede Advisors, Inc. as investment advisor. The management of the International Portfolios' assets by Philadelphia International will not result in a change in the management team, investment philosophy or investment management process. In particular, Andrew B. Williams, who has been primarily responsible for the management of the Institutional International Portfolio and the International Portfolio since each commenced operations on August 1, 1992 and November 17, 1988, respectively, will continue to be primarily responsible for the management of each of the International Portfolios at Philadelphia International.

  At a meeting to be held on December 10, 2001, it is expected that the Board of Directors of the Company will approve the New Advisory Agreement and Sub-Advisory Agreement, subject to approval by the shareholders. If approved by the Directors and shareholders, the New Advisory Agreement and Sub-Advisory Agreement will become effective January 1, 2002.

                                ----- 105 -----

                           -------------------------
                            THE GLENMEDE FUND, INC.
                          ----------------------------
                          TAX INFORMATION (UNAUDITED)
                      FOR THE YEAR ENDED OCTOBER 31, 2001

  The amount of long-term capital gains paid for the fiscal year ended October 31, 2001 was as follows:

Small Capitalization Value Portfolio..............   $23,142,743
Large Cap Value Portfolio.........................    $  847,467

  Of the ordinary distributions made during the fiscal year ended October 31, 2001, the following percentages have been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Government Cash Portfolio.........................        28.90%
Core Fixed Income Portfolio.......................        69.72%

  Of the ordinary distributions made during the fiscal year ended October 31, 2001, the following percentages are tax exempt for regular Federal income tax purposes.

Tax-Exempt Cash Portfolio.........................          100%

  Of the ordinary distributions made during the fiscal year ended October 31, 2001, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Strategic Equity Portfolio........................        97.92%
Small Capitalization Value Portfolio..............        57.06%
Large Cap Value Portfolio.........................        32.67%
Core Value Portfolio..............................       100.00%

  The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

  Foreign Taxes Paid or Withheld

                                              TOTAL     PER SHARE
                                            ----------  ---------
  International Portfolio.................  $4,211,571    $0.04
  Institutional International Portfolio...  $  845,593    $0.04

  The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

                                ----- 106 -----

                          ---------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

                                              MUNI      NEW JERSEY
                                          INTERMEDIATE     MUNI
                                           PORTFOLIO     PORTFOLIO
                                          ------------  -----------
ASSETS:
  Investments:
  Investments at value(1)...............  $17,509,221   $18,813,285
                                          -----------   -----------
  Cash..................................    1,642,818        52,309
  Receivable for fund shares sold.......           --        20,000
  Interest receivable...................      268,006       288,542
  Prepaid expenses and other assets.....           --           180
                                          -----------   -----------
    Total assets........................   19,420,045    19,174,316
                                          -----------   -----------
LIABILITIES:
  Payable for when-issued securities....    1,794,291            --
  Accrued expenses......................       19,140        20,606
                                          -----------   -----------
    Total liabilities...................    1,813,431        20,606
                                          -----------   -----------

NET ASSETS..............................  $17,606,614   $19,153,710
                                          ===========   ===========

SHARES OUTSTANDING......................    1,668,543     1,807,117
                                          ===========   ===========

NET ASSET VALUE PER SHARE...............  $     10.55   $     10.60
                                          ===========   ===========

------------
(1) Investments at cost.................  $16,822,936   $17,890,700

                       See Notes to Financial Statements.
                                ----- 107 -----

                          ---------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                              MUNI      NEW JERSEY
                                          INTERMEDIATE     MUNI
                                           PORTFOLIO    PORTFOLIO
                                          ------------  ----------
Investment income:
  Interest..............................   $  791,777   $  843,619
                                           ----------   ----------
    Total investment income.............      791,777      843,619
                                           ----------   ----------
Expenses:
  Administration & Custody fee..........       13,516       18,021
  Professional fees.....................       15,465       13,094
  Shareholder report expense............          994          335
  Shareholder servicing fees............        7,838        9,174
  Directors' fees and expenses..........        2,239        2,676
  Registration and filing fees..........        1,520        4,594
  Other expenses........................        1,014          876
                                           ----------   ----------
    Total expenses......................       42,586       48,770
                                           ----------   ----------

  Net investment income.................      749,191      794,849
                                           ----------   ----------
Realized and unrealized gain:
  Net realized gain on:
    Securities transactions.............       16,180       16,033
                                           ----------   ----------

    Net realized gain...................       16,180       16,033
                                           ----------   ----------
  Net change in unrealized appreciation/
    depreciation of:
    Securities..........................      494,408      831,464
                                           ----------   ----------

    Net unrealized
      appreciation/depreciation.........      494,408      831,464
                                           ----------   ----------

Net realized and unrealized gain........      510,588      847,497
                                           ----------   ----------

Net increase in net assets resulting
  from operations.......................   $1,259,779   $1,642,346
                                           ==========   ==========

                       See Notes to Financial Statements.
                                ----- 108 -----

                          ---------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                              MUNI      NEW JERSEY
                                          INTERMEDIATE     MUNI
                                           PORTFOLIO     PORTFOLIO
                                          ------------  -----------
Net investment income...................  $   749,191   $   794,849
  Securities transactions including
    options.............................       16,180        16,033
  Securities including options..........      494,408       831,464
                                          -----------   -----------
Net increase in net assets resulting
  from operations.......................    1,259,779     1,642,346
Distributions to shareholders from:
  Net investment income.................     (729,141)     (771,544)
Net increase in net assets from capital
  shares transactions...................    2,451,848     1,050,593
                                          -----------   -----------
Net increase in net assets..............    2,982,486     1,921,395
                                          -----------   -----------
NET ASSETS:
Beginning of year.......................   14,624,128    17,232,315
                                          -----------   -----------
End of year.............................  $17,606,614   $19,153,710
                                          ===========   ===========

--------------------------------------------------------------------------------
                      FOR THE YEAR ENDED OCTOBER 31, 2000

                                              MUNI      NEW JERSEY
                                          INTERMEDIATE     MUNI
                                           PORTFOLIO     PORTFOLIO
                                          ------------  -----------
Net investment income...................  $   761,435   $   756,730
  Securities transactions including
    options.............................      (39,944)      (30,509)
  Securities including options..........      152,364       222,427
                                          -----------   -----------
Net increase in net assets resulting
  from operations.......................      873,855       948,648
Distributions to shareholders from:
  Net investment income.................     (785,570)     (776,516)
Net decrease in net assets from capital
  share transactions....................   (1,990,521)     (892,484)
                                          -----------   -----------
Net decrease in net assets..............   (1,902,236)     (720,352)
NET ASSETS:
Beginning of year.......................   16,526,364    17,952,667
                                          -----------   -----------
End of year.............................  $14,624,128   $17,232,315
                                          ===========   ===========

                       See Notes to Financial Statements.
                                ----- 109 -----

                          ---------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                   MUNI INTERMEDIATE PORTFOLIO
                           -------------------------------------------
                                 FOR THE YEARS ENDED OCTOBER 31,
                           -------------------------------------------
                            2001     2000     1999     1998     1997
                           -------  -------  -------  -------  -------

Net asset value,
  beginning
  of year................  $ 10.20  $ 10.14  $ 10.56  $ 10.40  $ 10.26
                           -------  -------  -------  -------  -------
Income from investment
  operations:
Net investment income....     0.50     0.50     0.51     0.51     0.52
Net realized and
  unrealized
  gain (loss) on
  investments............     0.34     0.07    (0.42)    0.16     0.14
                           -------  -------  -------  -------  -------

Total from investment
  operations.............     0.84     0.57     0.09     0.67     0.66
                           -------  -------  -------  -------  -------
Distributions to
  shareholders from
  net investment
  income.................    (0.49)   (0.51)   (0.51)   (0.51)   (0.52)
                           -------  -------  -------  -------  -------

Net asset value, end
  of year................  $ 10.55  $ 10.20  $ 10.14  $ 10.56  $ 10.40
                           =======  =======  =======  =======  =======

Total return(1)..........     8.39%    5.77%    0.91%    6.63%    6.69%
                           =======  =======  =======  =======  =======
Ratios to average net
  assets/
  Supplemental data:
Net assets, end of year
  (in 000's).............  $17,607  $14,624  $16,526  $19,975  $19,219
Ratio of operating
  expenses to
  average net assets.....     0.27%    0.31%    0.20%    0.30%    0.34%
Ratio of net investment
  income
  to average net
  assets.................     4.78%    4.89%    4.90%    4.88%    5.09%
Portfolio turnover
  rate...................       25%       6%       6%      11%      21%

------------

(1)  Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.
                                ----- 110 -----

                      -----------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                    NEW JERSEY MUNI PORTFOLIO
                           -------------------------------------------
                                 FOR THE YEARS ENDED OCTOBER 31,
                           -------------------------------------------
                            2001     2000     1999     1998     1997
                           -------  -------  -------  -------  -------

Net asset value,
  beginning
  of year................  $ 10.11  $ 10.00  $ 10.43  $ 10.20  $  9.97
                           -------  -------  -------  -------  -------
Income from investment
  operations:
Net investment income....     0.45     0.44     0.44     0.44     0.44
Net realized and
  unrealized
  gain (loss) on
  investments............     0.48     0.12    (0.43)    0.23     0.23
                           -------  -------  -------  -------  -------

Total from investment
  operations.............     0.93     0.56     0.01     0.67     0.67
                           -------  -------  -------  -------  -------
Distributions to
  shareholders
  from net investment
  income.................    (0.44)   (0.45)   (0.44)   (0.44)   (0.44)
                           -------  -------  -------  -------  -------

Net asset value, end
  of year................  $ 10.60  $ 10.11  $ 10.00  $ 10.43  $ 10.20
                           =======  =======  =======  =======  =======

Total return(1)..........     9.34%    5.77%    0.08%    6.71%    6.90%
                           =======  =======  =======  =======  =======
Ratios to average net
  assets/
  Supplemental data:
Net assets, end of year
  (in 000's).............  $19,154  $17,232  $17,953  $17,492  $12,117
Ratio of operating
  expenses to
  average net assets.....     0.27%    0.30%    0.24%    0.30%    0.31%
Ratio of net investment
  income
  to average net
  assets.................     4.33%    4.40%    4.34%    4.33%    4.42%
Portfolio turnover
  rate...................       18%       9%      10%       7%      19%

------------

(1)  Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.
                                ----- 111 -----

                          ---------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                          MUNI INTERMEDIATE PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                         VALUE
----------                                                                                    -----------
MUNICIPAL BONDS -- 99.4%
            PENNSYLVANIA -- 99.4%
$  200,000  Allegheny County, PA, Hospital Development Authority Revenue, University of
              Pittsburgh, Health Center, Series A, (MBIA Insured),
              5.30%, 4/1/08.................................................................  $   216,934
   300,000  Allegheny County, PA, Port Authority Special Revenue, (MBIA Insured),
              5.30%, 3/1/10.................................................................      332,655
    50,000  Allegheny County, PA, Re-development Authority Revenue, (FHA Insured),
              5.20%, 8/1/03.................................................................       50,456
   175,000  Allegheny County, PA, Residential Finance Authority, Single Family Mortgage
              Revenue, Series JJ-2,
              4.40%, 5/1/11.................................................................      177,828
   500,000  Beaver Falls, PA, Municipal Authority Water Hydroelectric Revenue, (FGIC
              Insured),
              5.70%, 12/1/08................................................................      522,670
            Butler County, PA, Industrial Development Authority, Health Center Revenue,
              Refunding:
    70,000    5.75%, 6/1/11.................................................................       72,162
   100,000    5.75%, 6/1/16.................................................................      101,576
   500,000  Chambersburg, PA, Area School District, General Obligation Unlimited, (FSA State
              Aid Withholding),
              5.00%, 6/15/14................................................................      524,905
   325,000  Chester County, PA, General Obligation Unlimited,
              5.40%, 12/15/06...............................................................      342,569
   375,000  Dauphin County, PA, General Authority Hospital Revenue, (FGIC Insured),
              6.125%, 7/1/10................................................................      425,017
   130,000  Dauphin County, PA, General Authority Revenue, Mandatory Put 6/1/2006 @ $100,
              6.80%, 6/1/26.................................................................      133,042
   100,000  Dauphin County, PA, General Authority Revenue, Mandatory Put 6/1/2011 @ $100,
              6.85%, 6/1/26.................................................................      102,369
    30,000  Dauphin County, PA, Series B, General Obligation Unlimited, (MBIA Insured),
              5.20%, 3/15/04................................................................       30,062
   600,000  Delaware River Joint Toll Bridge, Refunding, (FGIC Insured),
              6.15%, 7/1/04.................................................................      615,372

                       See Notes to Financial Statements.
                                ----- 112 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                          MUNI INTERMEDIATE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                         VALUE
----------                                                                                    -----------

            Delaware River Port Authority, PA and NJ Delaware River Bridges Revenue Escrowed
              to Maturity:
MUNICIPAL BONDS -- (CONTINUED)
           PENNSYLVANIA -- (CONTINUED)
$  210,000      6.00%, 1/15/10..............................................................  $   231,619
   165,000      6.50%, 1/15/11..............................................................      187,069
   300,000    Downington, PA, Area School District, General Obligation Unlimited:
                5.50%, 2/1/10...............................................................      333,117
              Forest Area School District, PA, General Obligation, (FSA Insured), Series B:
   360,000      4.00%, 4/1/07(1)............................................................      370,152
   425,000      4.00%, 4/1/08(1)............................................................      434,341
   390,000    Geisinger Authority PA Health System, Refunding:
                5.00%, 8/15/08..............................................................      412,725
   100,000    Hopewell, PA, Area School District, General Obligation, (FSA Insured),
                4.90%, 9/1/09...............................................................      106,622
   300,000    Indiana County, PA, Municipal Services Authority, Sewer Revenue, (AMBAC
                Insured),
                4.00%, 10/1/09..............................................................      301,878
    40,000    Lancaster, PA, Area Sewer Authority, Escrowed to Maturity,
                6.00%, 4/1/12...............................................................       45,018
   170,000    Lancaster, PA, Higher Education Authority College Revenue, Franklin &
                Marshall, College Project, (MBIA Insured),
                6.55%, 4/15/07..............................................................      173,330
   500,000    Lower Merion Township PA School District, General Obligation Unlimited, (State
                Aid Withholding),
                5.125%, 5/15/13.............................................................      527,690
   125,000    Lycoming County, PA, College Revenue, PA College of Technology, (AMBAC
                Insured),
                5.20%, 11/1/04..............................................................      129,164
   100,000    Montgomery County, PA, Higher Education & Health Authority Hospital Revenue,
                Abington Memorial Hospital, Series A, (AMBAC Insured),
                5.80%, 6/1/04...............................................................      106,455
   110,000    Montgomery County, PA, Industrial Development Authority Revenue,
                7.50%, 1/1/12...............................................................      115,186
   100,000    New Kensington, PA, General Obligation Unlimited, (FGIC Insured),
                5.625%, 10/1/04.............................................................      100,242

                       See Notes to Financial Statements.
                                ----- 113 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                          MUNI INTERMEDIATE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                         VALUE
----------                                                                                    -----------

MUNICIPAL BONDS -- (CONTINUED)
           PENNSYLVANIA -- (CONTINUED)
$  200,000    North East, PA, School District, Refunding, (AMBAC Insured),
                6.00%, 9/15/10..............................................................  $   206,192
   315,000    Northampton Bucks, PA, Bucks County Municipal Authority Sewer Revenue,
                6.20%, 11/1/13..............................................................      363,286
   425,000    Northampton County, PA, Higher Education Authority Revenue - Lehigh
                University,
                5.25%, 11/15/09.............................................................      467,649
              Pennsylvania Housing Finance Agency, Refunding, Rental Housing:
   350,000      5.25%, 7/1/04...............................................................      368,883
   500,000      5.45%, 7/1/06...............................................................      524,515
   100,000      6.25%, 7/1/07...............................................................      103,366
    50,000      5.80%, 7/1/18...............................................................       51,483
   330,000    Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 38,
                5.50%, 4/1/05...............................................................      336,768
 1,000,000    Pennsylvania State Finance Authority Revenue, Refunding, Municipal Capital
                Improvements Program,
                6.60%, 11/1/09..............................................................    1,087,200
   220,000    Pennsylvania State Higher Educational Facilities Authority College &
                University Revenues, College of Pharmacy, (MBIA Insured),
                5.25%, 11/1/09..............................................................      232,707
   250,000    Pennsylvania State Higher Educational Facilities Authority College &
                University Revenues, University of Pennsylvania,
                5.60%, 9/1/10...............................................................      264,618
   370,000    Pennsylvania State Higher Educational Facilities Authority Revenue, Temple
                University, (MBIA Insured), First Series,
                4.00%, 7/15/09(1)...........................................................      375,132
   100,000    Pennsylvania State Turnpike Commission Oil Franchise, Refunding, (AMBAC
                Insured),
                5.25%, 12/1/14..............................................................      106,169
   250,000    Pennsylvania State University, College & University Revenues, Series A, (GO of
                University),
                5.00%, 8/15/13..............................................................      261,970
   250,000    Pennsylvania State, First Series, General Obligation Unlimited,
                6.375%, 9/15/12.............................................................      257,413
   150,000    Pennsylvania State, Intermediate Unit 1, Educational Facilities Revenue
                Refunding, (AMBAC Insured),
                4.00%, 10/15/09.............................................................      152,867

                       See Notes to Financial Statements.
                                ----- 114 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                          MUNI INTERMEDIATE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                         VALUE
----------                                                                                    -----------

MUNICIPAL BONDS -- (CONTINUED)
           PENNSYLVANIA -- (CONTINUED)
$    5,000    Perkiomen Valley School Authority, PA, School Revenue, Escrowed to Maturity,
                (MBIA Insured),
                6.40%, 12/1/02..............................................................  $     5,111
   100,000    Philadelphia, PA, Gas Works Revenue, (FSA Insured),
                5.50%, 7/1/04...............................................................      106,459
   320,000    Philadelphia, PA, Hospital Revenue, Escrowed to Maturity, (FGIC Insured),
                5.875%, 7/1/08..............................................................      320,438
   225,000    Philadelphia, PA, Municipal Authority Revenue, Refunding - Lease - Series C,
                (FGIC Insured),
                5.00%, 4/1/07...............................................................      241,286
              Pittsburgh, PA, Urban Redevelopment Authority Mortgage Revenue, Series D:
   255,000      5.75%, 10/1/07..............................................................      267,003
    150,00      6.20%, 4/1/11...............................................................      156,015
   155,000      6.20%, 10/1/11..............................................................      161,216
   350,000    Pleasant Hills, PA, Authority Sewer Revenue, Refunding, Refunding, (FGIC Muni
                Government Guaranteed),
                5.00%, 9/1/12...............................................................      367,311
   235,000    Ringgold, PA, School District, Escrowed to Maturity,
                6.20%, 1/15/13..............................................................      267,493
   250,000    Sayre, PA, Health Care Facilities Authority Revenue, (AMBAC Insured),
                6.10%, 7/1/02...............................................................      256,345
              Seneca Valley, PA, School District, Series B, General Obligation Unlimited,
                (FGIC Insured):
   100,000      5.70%, 7/1/06...............................................................      102,138
   225,000      5.80%, 7/1/10...............................................................      229,988
    25,000    Southeastern Pennsylvania Transportation Authority, PA, Lease Revenue,
                5.75%, 12/1/04..............................................................       25,067
   475,000    Southern Huntingdon County, PA, School District, General Obligation, (FSA
                Insured),
                4.00%, 10/1/09(1)...........................................................      480,064
   500,000    State Public School Building Authority, PA, School Revenue, Garnet Valley
                School District Project, (AMBAC Insured),
                5.25%, 2/1/12...............................................................      543,860
    15,000    Swarthmore Borough, PA, College Revenue, Prerefunded 9/15/2002 @ $102,
                6.10%, 9/15/07..............................................................       15,819

                       See Notes to Financial Statements.
                                ----- 115 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                          MUNI INTERMEDIATE PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

   FACE
  AMOUNT                                                                                         VALUE
----------                                                                                    -----------

MUNICIPAL BONDS -- (CONTINUED)
           PENNSYLVANIA -- (CONTINUED)
$   85,000    Swarthmore Borough, PA, College Revenue, Unrefunded Balance,
                6.10%, 9/15/07..............................................................  $    89,449
   120,000    Swatara Township Authority, PA, Sewer Revenue, Escrowed to Maturity, (MBIA
                Insured),
                6.15%, 5/1/07...............................................................      136,686
   400,000    University of Pittsburgh, PA, Refunded Series B,
                5.50%, 6/1/09...............................................................      439,540
   125,000    Wallingford - Swarthmore, PA, School District, Series C, (FSA State Aid
                Withholding),
                5.00%, 5/15/09..............................................................      132,491
   325,000    Wayne County, PA, Hospital & Health Facilities Authority, County Guaranteed,
                Hospital Revenue, Wayne Memorial Hospital Project, (MBIA Insured),
                5.05%, 7/1/03...............................................................      339,034
   170,000    York County, PA, Industrial Development Authority, Industrial Development
                Revenue, Refunding, Stanley Works Project,
                6.25%, 7/1/02...............................................................      174,010
   250,000    York, PA, General Authority Guaranteed Revenue, York City Recreation Corp.,
                (AMBAC Insured),
                5.50%, 5/1/15...............................................................      269,955
            TOTAL MUNICIPAL BONDS
              (Cost $16,822,936)............................................................   17,509,221
                                                                                              -----------

TOTAL INVESTMENTS
  (Cost $16,822,936)(2).........................................................     99.4%  $17,509,221
OTHER ASSETS IN EXCESS OF LIABILITIES...........................................      0.6        97,393
                                                                                  -------   -----------
NET ASSETS......................................................................    100.0%  $17,605,879
                                                                                  =======   ===========

------------

(1)  Securities purchased or sold on a when-issued / delayed-delivery basis.
(2)  Aggregate cost for federal tax purposes.
Abbreviations:
AMBAC --American Municipal Bond Assurance Corporation
FGIC --Financial Guaranty Insurance Corporation
FHA --Federal Housing Administration
FSA --Financial Security Assurance
MBIA --Municipal Bond Investors Assurance

                       See Notes to Financial Statements.
                                ----- 116 -----

                          ---------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                           NEW JERSEY MUNI PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

  FACE
 AMOUNT                                                                                        VALUE
--------                                                                                    -----------
MUNICIPAL BONDS -- 98.2%
          NEW JERSEY -- 98.2%
$100,000  Asbury Park, NJ, Board of Education, General Obligation Unlimited, (MBIA
            Insured):
            5.55% due 2/1/07..............................................................  $   110,303
 100,000  Beach Haven, NJ, General Obligation Unlimited, (MBIA Insured):
            5.70% due 8/15/03.............................................................      106,175
 100,000  Bergen County, NJ, General Improvements, General Obligation Unlimited:
            4.00% due 11/15/05............................................................      104,435
 200,000  Bergen County, NJ, Utilities Authority, Water Pollution Control Revenue,
            Refunding, (FGIC Insured):
            5.125% due 12/15/11...........................................................      211,838
 400,000  Black Horse Pike, NJ, Regional School District, General Obligation Unlimited,
            (FGIC Insured):
            4.75% due 12/1/04.............................................................      425,192
          Burlington County, NJ, General Improvements, General Obligation Unlimited:
 100,000    5.20% due 10/1/04.............................................................      103,296
 500,000    4.85% due 7/15/06.............................................................      526,185
 150,000  Cape May County, NJ, General Improvements, General Obligation Unlimited, (AMBAC
            Insured):
            5.35% due 8/1/04..............................................................      160,831
 200,000  Cape May County, NJ, Municipal Utilities Authority, Sewer Revenue, Refunding,
            (AMBAC Insured):
            5.60% due 1/1/05..............................................................      209,962
 150,000  Cherry Hill Township, NJ, General Obligation Unlimited:
            5.125% due 7/15/10............................................................      163,159
 100,000  Gloucester County, NJ, Improvement Authority, Revenue, County Library Lease
            Project:
            5.20% due 12/15/05............................................................      106,023
 250,000  Hamilton Township, Atlantic City, NJ, General Obligation Unlimited, (FGIC
            Insured):
            4.25% due 10/1/06.............................................................      262,197
 200,000  Hasbrouck Heights, NJ, General Improvements, General Obligation Unlimited:
            5.25% due 9/1/04..............................................................      214,040
 250,000  Hazlet Township, NJ, School District, General Obligation Unlimited, (FSA School
            Board Residual Fund Insured):
            5.00% due 2/1/14..............................................................      265,775
 110,000  High Bridge, NJ, Regional Board of Education, General Obligation Unlimited, (FSA
            Insured):
            5.40% due 2/15/09.............................................................      118,922

                       See Notes to Financial Statements.
                                ----- 117 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                           NEW JERSEY MUNI PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  FACE
 AMOUNT                                                                                        VALUE
--------                                                                                    -----------

MUNICIPAL BONDS -- (CONTINUED)
          NEW JERSEY -- (CONTINUED)
$250,000  Hudson County, NJ, Correctional Facilities, Certificates of Participation,
            Refunding, (MBIA Insured):
            6.20% due 6/1/03..............................................................  $   259,197
 200,000  Hunterdon County, NJ, Central Regional High School District, General Obligation
            Unlimited, (FSA Insured):
            5.25% due 5/1/06..............................................................      219,364
 100,000  Hunterdon County, NJ, General Obligation Unlimited, Series A:
            4.20% due 12/15/04............................................................      104,735
 130,000  Jefferson Township, NJ, Sewer Improvements, General Obligation Unlimited, (AMBAC
            Insured):
            5.45% due 10/1/09.............................................................      135,885
 200,000  Jersey City, NJ, Municipal Utilities Authority, Water Revenue, (FSA Insured):
            4.75% due 4/1/04..............................................................      209,812
 250,000  Jersey City, NJ, School Improvements, General Obligation Unlimited, (MBIA
            Insured):
            5.50% due 3/15/06.............................................................      273,597
 100,000  Lyndhurst Township, NJ, General Improvements, General Obligation Unlimited:
            5.50% due 10/1/05.............................................................      106,723
 105,000  Manalapan-Englishtown, NJ, Regional Board of Education, General Obligation
            Unlimited, (School Board Residual Fund Insured):
            5.00% due 5/1/07..............................................................      113,418
 150,000  Mercer County, NJ, Improvement Authority, Revenue Refunding, Government Leasing,
            (County Guaranteed), Series A:
            5.40% due 12/1/05.............................................................      158,874
 100,000  Mercer County, NJ, Improvement Authority, Revenue Refunding, Solid Waste,
            (County Guaranteed), Series 97:
            5.20% due 9/15/08.............................................................      109,405
 145,000  Middlesex County, NJ, Improvement Authority, Revenue, (County Guaranteed):
            5.45% due 9/15/11.............................................................      156,053
  50,000  Monmouth County, NJ, General Improvements, General Obligation Unlimited, Senior
            Lien, Series A:
            4.50% due 8/1/08..............................................................       52,734
          Monmouth County, NJ, Improvement Authority, Revenue, (AMBAC Insured):
 250,000    5.00% due 12/1/12.............................................................      268,087
 375,000    5.20% due 12/1/14.............................................................      401,074

                       See Notes to Financial Statements.
                                ----- 118 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                           NEW JERSEY MUNI PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  FACE
 AMOUNT                                                                                        VALUE
--------                                                                                    -----------

MUNICIPAL BONDS -- (CONTINUED)
          NEW JERSEY -- (CONTINUED)
$250,000  Monmouth County, NJ, Public Improvements, General Obligation Unlimited:
            5.00% due 8/1/09..............................................................  $   266,125
 200,000  Morris Township, NJ, School District, General Obligation Unlimited, (School
            Board Residual Fund Insured):
            5.625% due 4/1/06.............................................................      215,978
  80,000  Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue, Prerefunded,
            12/1/08 @ 100, (MBIA Insured):
            5.00% due 12/1/13.............................................................       87,050
  20,000  Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue, Unrefunded, (MBIA
            Insured):
            5.00% due 12/1/13.............................................................       21,021
 100,000  New Jersey State Building Authority, General Improvements, Revenue, Refunding:
            4.50% due 6/15/04.............................................................      104,680
 100,000  New Jersey State Casino Reinvestment Development Authority, Parking Fee Revenue,
            (FSA Insured), Series A:
            5.00% due 10/1/04.............................................................      106,581
 250,000  New Jersey State Economic Development Authority, Burlington Coat Factory
            Project, Revenue Refunding:
            5.60% due 9/1/05..............................................................      267,927
 200,000  New Jersey State Economic Development Authority, Market Transition Facilities
            Revenue, (MBIA Insured), Senior Lien, Series A:
            5.70% due 7/1/05..............................................................      217,826
 125,000  New Jersey State Economic Development Authority, Market Transition Facilities
            Revenue, Senior Lien, (MBIA Insured), Series A:
            5.75% due 7/1/06..............................................................      136,084
 100,000  New Jersey State Economic Development Authority, Parking Facility Improvements,
            Elizabeth Development Project, (FGIC Insured):
            5.20% due 10/15/08............................................................      109,508
 400,000  New Jersey State Educational Facilities Authority, Revenue, High Education
            Capital Improvement, Series B:
            5.00% due 9/1/14..............................................................      420,976
 200,000  New Jersey State Educational Facilities Authority, Revenue, High Education
            Technology, Series A:
            4.40% due 9/1/06..............................................................      211,212
          New Jersey State Educational Facilities Authority, Revenue, Higher Education
            Facilities Trust Fund, (AMBAC Insured), Series A:
 350,000    5.125% due 9/1/07.............................................................      377,268

                       See Notes to Financial Statements.
                                ----- 119 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                           NEW JERSEY MUNI PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  FACE
 AMOUNT                                                                                        VALUE
--------                                                                                    -----------

MUNICIPAL BONDS -- (CONTINUED)
          NEW JERSEY -- (CONTINUED)
$100,000    5.125% due 9/1/08.............................................................  $   107,603
 225,000  New Jersey State Educational Facilities Authority, Revenue, Princeton
            University, Series A:
            5.50% due 7/1/05..............................................................      239,958
 400,000  New Jersey State Health Care Facilities Financing Authority, Revenue, Allegany
            Health Project, (MBIA Insured), Escrowed to Maturity:
            4.80% due 7/1/05..............................................................      420,144
 200,000  New Jersey State Health Care Facilities Financing Authority, Revenue, Kennedy
            Health System Project, (MBIA Insured), Series A:
            5.00% due 7/1/09..............................................................      213,632
 100,000  New Jersey State Health Care Facilities Financing Authority, Revenue, Refunding,
            St. Joseph's Hospital Project:
            5.00% due 7/1/03..............................................................      104,186
          New Jersey State Highway Authority, Garden State Parkway General Revenue,
            Prerefunded, (AMBAC Insured):
  30,000    6.15% due 1/1/07..............................................................       30,803
 220,000    6.15% due 1/1/07..............................................................      225,887
 250,000  New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing
            Revenue, (FSA Insured), Series B:
            5.75% due 11/1/11.............................................................      274,597
 150,000  New Jersey State Housing & Mortgage Finance Agency, Revenue, Home Buyer, (MBIA
            Insured), Series P:
            5.05% due 4/1/07..............................................................      159,671
 200,000  New Jersey State Housing & Mortgage Finance Agency, Revenue, Local or Guaranteed
            Housing, (HUD Section 8), Series A:
            6.50% due 11/1/03.............................................................      207,400
  75,000  New Jersey State Housing & Mortgage Finance Agency, Revenue, Refunding, (HUD
            Section 8):
            6.60% due 11/1/14.............................................................       78,260
 165,000  New Jersey State Transportation Trust Fund Authority, Transportation System,
            (MBIA Insured), Series A:
            4.75% due 12/15/07............................................................      177,307
 200,000  New Jersey State Transportation Trust Fund Authority, Transportation System,
            (MBIA Insured), Series B:
            5.00% due 6/15/04.............................................................      212,034
 300,000  New Jersey State Transportation Trust Fund Authority, Transportation System,
            Series A:
            5.00% due 6/15/12.............................................................      316,218

                       See Notes to Financial Statements.
                                ----- 120 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                           NEW JERSEY MUNI PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONTINUED)
                                OCTOBER 31, 2001

  FACE
 AMOUNT                                                                                        VALUE
--------                                                                                    -----------

MUNICIPAL BONDS -- (CONTINUED)
          NEW JERSEY -- (CONTINUED)
$750,000  New Jersey State Transportation Trust Fund Authority, Transportation System,
            Series B:
            5.25% due 6/15/12.............................................................  $   807,180
  80,000  New Jersey State Turnpike Authority, Turnpike Revenue, Prerefunded, (MBIA-IBC
            Insured), Series A:
            5.90% due 1/1/04..............................................................       82,109
 170,000  New Jersey State Turnpike Authority, Turnpike Revenue, Unrefunded, (MBIA-IBC
            Insured), Series A:
            5.90% due 1/1/04..............................................................      174,286
 250,000  New Jersey State, Certificates of Participation:
            5.00% due 6/15/11.............................................................      270,728
 100,000  New Jersey State, Delaware River & Bay Authority, Public Improvements Revenue,
            Series A:
            5.10% due 1/1/08..............................................................      107,480
          New Jersey State, Delaware River Joint Toll Bridge, Commonwealth of Pennsylvania
            Bridge Revenue Refunding, (FGIC Insured):
 100,000    6.15% due 7/1/04..............................................................      102,562
 200,000    6.25% due 7/1/12..............................................................      205,122
 250,000  New Jersey State, Delaware River Port Authority, Pennsylvania & New Jersey
            Revenue, Refunding, (AMBAC Insured), Series B:
            5.25% due 1/1/09..............................................................      273,693
          New Jersey State, Delaware River Port Authority, Pennsylvania, New Jersey &
            Delaware River Bridges Revenue, Escrowed to Maturity:
 345,000    5.625% due 1/15/09............................................................      373,963
 285,000    6.00% due 1/15/10.............................................................      314,341
 160,000    6.50% due 1/15/11.............................................................      181,400
 200,000  New Jersey State, Environmental Infrastructure Trust, Sewer Improvements:
            4.25% due 9/1/07..............................................................      209,350
 250,000  New Jersey State, General Obligation Unlimited, Refunding, Series F:
            5.00% due 8/1/07..............................................................      270,855
 250,000  New Jersey State, Southern Regional High School District, General Obligation
            Unlimited, (MBIA Insured):
            5.40% due 9/1/04..............................................................      268,920
 125,000  New Jersey State, Wastewater Treatment Trust, Refunding, (MBIA Insured), Series
            C:
            6.25% due 5/15/03.............................................................      132,403
 250,000  Ocean County, NJ, General Obligation Unlimited:
            4.875% due 12/15/09...........................................................      267,523

                       See Notes to Financial Statements.
                                ----- 121 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                           NEW JERSEY MUNI PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

  FACE
 AMOUNT                                                                                        VALUE
--------                                                                                    -----------

MUNICIPAL BONDS -- (CONTINUED)
          NEW JERSEY -- (CONTINUED)
$100,000  Ocean County, NJ, General Obligation Unlimited, General Improvements,
            Prerefunded 7/1/04 @ 102:
            5.65% due 7/1/06..............................................................  $   108,203
  85,000  Ocean County, NJ, Utilities Authority, Wastewater Revenue, Refunding:
            5.00% due 1/1/05..............................................................       90,360
 250,000  Ocean Township, NJ, Sewer Authority, Revenue Bonds, (FGIC Insured), Series B:
            6.00% due 12/1/07.............................................................      264,783
 100,000  Passaic Valley, NJ, General Obligation Unlimited, (FGIC Insured):
            5.125% due 9/1/08.............................................................      106,196
 270,000  Passaic Valley, NJ, General Obligation Unlimited, (FSA Insured):
            5.00% due 11/15/04............................................................      287,998
 100,000  Passaic Valley, NJ, Sewage Commission, Sewer System, (AMBAC Insured), Series D:
            5.75% due 12/1/09.............................................................      105,596
 500,000  Patterson, NJ, General Obligation Unlimited, State Aid Withholding:
            4.00% due 7/15/07.............................................................      515,420
 130,000  Perth Amboy, NJ, Board of Education, General Obligation Unlimited, (MBIA
            Insured), Prerefunded 3/1/04 @ 102:
            6.20% due 8/1/06..............................................................      144,944
 250,000  Red Bank, NJ, Board of Education, General Obligation Unlimited, (School Board
            Residual Fund Insured):
            5.15% due 5/1/12..............................................................      268,505
 500,000  Ridgewood, NJ, School District, General Obligation Unlimited:
            5.20% due 10/1/08.............................................................      548,580
 125,000  Rutgers State University, NJ, Refunding, Series S:
            5.25% due 5/1/07..............................................................      130,675
          South Brunswick Township, NJ, General Obligation Unlimited, (MBIA Insured):
 135,000    5.25% due 10/1/03.............................................................      142,501
 130,000    5.35% due 4/1/06..............................................................      132,870
 160,000  Sparta Township, NJ, School District, General Obligation Unlimited, (MBIA
            Insured):
            5.75% due 9/1/04..............................................................      173,584
 150,000  Warren County, NJ, School District, General Obligation Unlimited, (School Board
            Residual Fund Insured):
            5.35% due 3/15/10.............................................................      166,533
 100,000  West Orange, NJ, General Obligation Unlimited:
            5.10% due 1/1/05..............................................................      106,638

                       See Notes to Financial Statements.
                                ----- 122 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                           NEW JERSEY MUNI PORTFOLIO
               SCHEDULE OF PORTFOLIO INVESTMENTS --  (CONCLUDED)
                                OCTOBER 31, 2001

  FACE
 AMOUNT                                                                                        VALUE
--------                                                                                    -----------

MUNICIPAL BONDS -- (CONTINUED)
          NEW JERSEY -- (CONTINUED)
$130,000  West Windsor Township, NJ, General Obligation Unlimited, Refunding:
            4.00% due 7/15/06.............................................................  $   134,850
 350,000  Western Monmouth, NJ, Utilities Authority, Revenue, (AMBAC Insured), Series A:
            5.25% due 2/1/09..............................................................      375,907
                                                                                            -----------
          TOTAL MUNICIPAL BONDS
            (Cost $17,890,700)............................................................   18,813,285
                                                                                            -----------

TOTAL INVESTMENTS
  (Cost $17,890,700)(1).........................................................     98.2%  $18,813,285
OTHER ASSETS IN EXCESS OF LIABILITIES...........................................      1.8       340,425
                                                                                  -------   -----------
NET ASSETS......................................................................    100.0%  $19,153,710
                                                                                  =======   ===========

------------

(1)  Aggregate cost for federal tax purposes was $17,891,261.
Abbreviations:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security Assurance
HUD -- Housing Urban Development
MBIA -- Municipal Bond Investors Assurance

                       See Notes to Financial Statements.
                                ----- 123 -----

                          ---------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  The Glenmede Portfolios (the "Fund") is an investment company that was organized as a Massachusetts business trust on March 3, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. As of October 31, 2001, the Fund offered shares of two SubTrusts, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio (collectively, the "Portfolios").

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

  VALUATION OF SECURITIES: Municipal obligations for which market quotations are readily available are valued at the most recent quoted bid price provided by investment dealers. Municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the investment advisor to reflect the fair market value of such municipal obligations; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

  Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is not earned or accrued until settlement date. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, are declared and paid monthly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in order to avoid a 4% nondeductible Federal excise tax. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

  FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code

                                ----- 124 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)
applicable to regulated investment companies and by distributing substantially all of its tax-exempt (and taxable, if any) income to its shareholders. Therefore, no Federal income tax provision is required. The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of differences in the characterization and allocation of certain income and capital gains determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

  Glenmede Advisors, Inc. ("Advisor"), provides investment advisory services to the Fund. Prior to September 1, 2000, the Glenmede Trust Company provided investment advisory services to the Fund. Management personnel of The Glenmede Trust Company responsible for providing investment advisory services to the Fund, including the portfolio managers and supervisory personnel, are employees of the Advisor, where they continue to provide such services to the Fund.

  The Advisor does not receive a fee from the Portfolios for its investment advisory services. However, each Portfolio pays The Glenmede Trust Company a shareholder servicing fee at the annual rate of 0.05% of the value of its average daily net assets.

  Prior to September 1, 2001, Investment Company Capital Corp. ("ICCC"), a subsidiary of Deutsche Bank AG, provided administrative, accounting and transfer agent services to the Fund. The Fund paid ICCC a fee based on the combined aggregate average daily net assets of the Fund and The Glenmede Fund, Inc., an investment company with the same officers, Board and service providers as the Fund (collectively, the "Companies"). This fee was computed daily and paid monthly at the following annual rates: 0.12% of the first $100 million, 0.08% of the next $150 million, 0.04% of the next $500 million and 0.03% of the amount in excess of $750 million. This fee was allocated to each Portfolio based on its relative net assets.

  Effective September 1, 2001, Investors Bank and Trust Company ("IBT") serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays IBT a fee based on the combined aggregate average daily net assets of the Portfolio. The fee is computed daily and paid monthly.

  Prior to September 1, 2001, ICC Distributors Inc. served as distributor of the Fund's shares. Effective September 1, 2001, First Fund Distributors, Inc. ("First Fund") served as distributor of the Fund's shares. Effective October 1, 2001, Quasar Distributors, LLC replaced First Fund as the distributor of The Glenmede Portfolios, in connection with the acquisition of First Fund by U.S. Bancorp/Firstar Mutual Fund Services. The terms of the Distribution Agreement dated as of October 1, 2001 between the Fund and Quasar are substantially identical to the terms of the Distribution Agreement dated as of September 1, 2001 between the Fund and First Fund. The distributor receives no fees in connection with distribution services provided to the Fund.

  The Fund pays each Board member an annual fee of $1,000 and out-of-pocket expenses incurred in attending Board meetings.

  Expenses for the year ended October 31, 2001 include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

                                ----- 125 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES

  For the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than US Government securities and short-term securities were:

PORTFOLIO                                 PURCHASES     SALES
---------                                 ----------  ----------
Muni Intermediate Portfolio.............  $6,622,482  $3,853,127
New Jersey Muni Portfolio...............  4,266,256    3,218,282

  On October 31, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

PORTFOLIO                            APPRECIATION  DEPRECIATION    NET
---------                            ------------  ------------  --------
Muni Intermediate Portfolio........    $694,782       $8,497     $686,285
New Jersey Muni Portfolio..........     922,363          339      922,024

4. SHARES OF BENEFICIAL INTEREST

  The Fund may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest outstanding were as follows:

                                      YEAR ENDED              YEAR ENDED
                                       10/31/01                10/31/00
                                ----------------------  ----------------------
                                 Shares      Amount      Shares      Amount
                                ---------  -----------  ---------  -----------
MUNI INTERMEDIATE PORTFOLIO:
  Sold........................    459,347  $ 4,781,380    173,593  $ 1,757,800
  Redeemed....................   (224,185)  (2,329,532)  (370,347)  (3,748,321)
                                ---------  -----------  ---------  -----------
  Net increase (decrease).....    235,162  $ 2,451,848   (196,754) $(1,990,521)
                                =========  ===========  =========  ===========
NEW JERSEY MUNI PORTFOLIO:
  Sold........................    368,515  $ 3,832,447    212,440  $ 2,116,000
  Redeemed....................   (266,416)  (2,781,854)  (302,134)  (3,008,484)
                                ---------  -----------  ---------  -----------
  Net increase (decrease).....    102,099  $ 1,050,593    (89,694) $  (892,484)
                                =========  ===========  =========  ===========

                                ----- 126 -----

                        -------------------------------
                            THE GLENMEDE PORTFOLIOS
                        -------------------------------
                 NOTES TO FINANCIAL STATEMENTS --  (CONTINUED)

5. CAPITAL LOSS CARRYFORWARDS

  On October 31, 2001, the following Portfolios had available capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

                                EXPIRING  EXPIRING  EXPIRING  EXPIRING
PORTFOLIO                       IN 2002   IN 2003   IN 2004   IN 2005
---------                       --------  --------  --------  --------
Muni Intermediate Portfolio...  $127,948  $549,436  $ 2,107   $43,723
New Jersey Muni Portfolio.....   40,560    21,708    11,660        --

                                EXPIRING  EXPIRING  EXPIRING  EXPIRING
PORTFOLIO                       IN 2006   IN 2007   IN 2008   IN 2009
---------                       --------  --------  --------  --------
Muni Intermediate Portfolio...  $    --   $    --   $39,944   $    --
New Jersey Muni Portfolio.....    1,722     2,683    30,509        --

6. CONCENTRATION OF CREDIT

  The Muni Intermediate Portfolio and New Jersey Muni Portfolio primarily invest in debt obligations issued by the Commonwealth of Pennsylvania and the State of New Jersey, respectively, and their political subdivisions, agencies and public authorities to obtain funds for various purposes. Each Portfolio is more susceptible to factors adversely affecting issuers of the respective region that the Portfolio invests in than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. NET ASSETS

  On October 31, 2001, net assets consisted of:

                                              MUNI      NEW JERSEY
                                          INTERMEDIATE     MUNI
                                           PORTFOLIO     PORTFOLIO
                                          ------------  -----------
Par Value...............................  $     1,669   $     1,807
Paid in capital in excess of par
  value.................................   17,620,338    18,267,424
Undistributed net investment income.....       60,480        71,297
Accumulated net realized loss from
  investment transactions...............     (762,158)     (109,403)
Net unrealized appreciation on
  investments...........................      686,285       922,585
                                          -----------   -----------
 Total Net Assets.......................  $17,606,614   $19,153,710
                                          ===========   ===========

--------------------------------------------------------------------------------

                          TAX INFORMATION (UNAUDITED)
                      FOR THE YEAR ENDED OCTOBER 31, 2001

  Of the dividends paid by the Muni Intermediate Portfolio from net investment income for the fiscal year ended October 31, 2001, 100% is tax-exempt for regular Federal income taxes and Pennsylvania taxes.

  Of the dividends paid by the New Jersey Muni Portfolio from net investment income for the fiscal year ended October 31, 2001, 100% is tax-exempt for regular Federal income taxes and New Jersey taxes.

                                ----- 127 -----

                       REPORT OF INDEPENDENT ACCOUNTANTS

  To the Board of Trustees of The Glenmede Portfolios and Shareholders of Muni Intermediate Portfolio and New Jersey Muni Portfolio:

  In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Muni Intermediate Portfolio and New Jersey Muni Portfolio (comprising The Glenmede Portfolios, hereafter referred to as the "Portfolios") at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 30, 2001

                                ----- 128 -----

               THE GLENMEDE FUND, INC. AND THE GLENMEDE PORTFOLIOS

                         OFFICERS AND DIRECTORS/TRUSTEES

John W. Church, Jr.
  Chairman,
  Director/Trustee

H. Franklin Allen, Ph.D.
  Director/Trustee

Willard S. Boothby, Jr.
  Director/Trustee

Frank J. Palamara
  Director/Trustee

G. Thompson Pew, Jr.
  Director/Trustee

Mary Ann B. Wirts
  President

Kimberly C. Osborne
  Executive Vice President

Donna M. McCarthy
  Treasurer

Jeffrey J. Gaboury
  Assistant Treasurer

Michael P. Malloy
  Secretary

Jill Grossberg
  Assistant Secretary

INVESTMENT ADVISOR
  Glenmede Advisers, Inc.
  One Liberty Place
  1650 Market Street, Suite 1200
  Philadelphia, Pennsylvania 19103

ADMINISTRATOR
  Investors Bank & Trust Company
  200 Clarendon Street
  Boston, Massachusetts 02116

CUSTODIAN
  Investors Bank & Trust Company
  200 Clarendon Street
  Boston, Massachusetts 02116

LEGAL COUNSEL
  Drinker Biddle & Reath LLP
  One Logan Square
  18th & Cherry Streets
  Philadelphia, Pennsylvania 19103-6996

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP
  250 West Pratt Street
  Baltimore, Maryland 21201

INVESTMENT SUB-ADVISORS
  (for Small Capitalization Growth Portfolio)
  TCW Investment Management Company
  865 South Figueroa Street
  Los Angeles, California 90017

  Winslow Capital Management, Inc.
  4720 IDS Tower
  80 South Eighth Street
  Minneapolis, Minnesota 55402

DISTRIBUTOR
  Quasar Distributors, LLC.
  615 East Michigan Street
  Milwaukee, Wisconsin 53202

The report is submitted for the general information of the shareholders of The Glenmede Fund, Inc. and The Glenmede Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds, which contain information concerning the Fund's investment policies and expenses as well as other pertinent information.